UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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CELANESE CORPORATION
(Name of Registrant as Specified In Its Charter)
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Celanese The chemistry inside innovation™

2017 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Table of Contents

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / i

A letter from Mark C. Rohr, our Chairman and CEO

March 10, 2017

Dear Fellow Stockholders:

I am pleased to invite you to attend the 2017 Annual Meeting of Stockholders of Celanese Corporation to be held at 7:00 a.m. (Eastern Daylight Saving Time) on Thursday, April 20, 2017. This year’s Annual Meeting will be held at The Ritz-Carlton, Naples, 280 Vanderbilt Beach Road, Naples, Florida 34108.
The following Notice of Annual Meeting of Stockholders and Proxy Statement includes information about the matters to be acted upon by stockholders. Celanese also has made available with this Proxy Statement a copy of our 2016 Annual Report. We encourage you to read our Annual Report, which includes our audited financial statements and additional information about the business. Celanese has made the proxy materials available via the internet. The Company believes that providing internet access to our proxy materials increases the ability of our stockholders to review important Company information, while reducing the environmental impact of our Annual Meeting.
At Celanese, we are committed to effective corporate governance.  To that end, both management and our board of directors regularly evaluate matters relating to our corporate governance profile.  Based on our ongoing assessment of governance best practices and discussions with our stockholders, in February 2016, we made two changes – our board of directors proactively adopted amendments to the Company’s By-laws to enable eligible stockholders to include qualifying director nominees in the Company’s proxy materials for its annual meeting of stockholders, subject to the terms and conditions specified in the By-laws.  In addition, our board of directors recommended, and stockholders approved at last year’s annual meeting, a proposal to transition to an annually elected board of directors.  We will continue to monitor, and assess the value of, corporate governance developments to the Company and to you.
We hope that you will participate in the Annual Meeting, either by attending and voting in person or by voting through the other acceptable methods described in the Proxy Statement. You may submit your proxy via the internet, by phone, or by signing, dating, and returning the enclosed proxy card (or voting instruction form, if you hold shares through a broker). If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy. Please review the instructions on each of your voting options described in this Proxy Statement as well as in the Notice you received in the mail or via email.
On behalf of the board of directors, I would like to express our appreciation for your continued support of Celanese. I look forward to seeing you at the Annual Meeting.

Sincerely,
Mark C. Rohr
Chairman and Chief Executive Officer

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / 1

A letter from Edward G. Galante, our Lead Director

March 10, 2017

Dear Fellow Stockholders:

As the Lead Independent Director of your board of directors, I am honored to have the opportunity to write to you, our stockholders, as part of this year’s proxy statement. The proxy statement affords us the opportunity to reach out to all of Celanese’ stockholders to review, among many other things, where the Company has been and where we are going. Our board is committed to executing its governance responsibilities and providing appropriate oversight of the Company’s operations, long-term strategy and risk exposure.
Over the past few years, we have enhanced our proxy statement to make it clearer, simpler and more straightforward with a focus on what matters most to stockholders. This includes providing a better understanding of our strategy, corporate governance and executive compensation. We hope the following pages will help you better understand the Company and how our governance and compensation practices are linked to performance and accountability in a manner that drives long-term stockholder value. As overseers of the Company, it is the board’s responsibility to remain highly engaged in the Company’s strategic approach to creating value for our share owners and, correspondingly, to actively manage the Company’s enterprise risks. We appreciate your feedback and look forward meaningful engagement on issues that are important to all of us.
Beginning in 2015 and continuing into 2016, Celanese enhanced its stockholder outreach program. Throughout the period, the Company held multiple meetings with stockholders and proactively reached out to stockholders on an individual basis to solicit their feedback on topics of importance to stockholders. To reach a broad audience, Celanese also hosted its 2015 Investor Day conference in New York, which was simultaneously webcast and posted on our website. This event was well-attended by investors and analysts and gave us the opportunity to set forth our long-term strategy which involves, among other things, how we leverage the strengths of our businesses and invest our capital wisely to create value for all stakeholders. During 2016, we held meetings with stockholders owning collectively more than 50% of our stock. The board remains very focused on the Company’s strategic initiatives to strengthen financial performance, which in turn will foster long-term sustainable growth for our stockholders.
The board has also been focused on governance and board composition. As noted by our Chairman, during 2016 our board of directors proactively adopted proxy access and, based on stockholders’ comments and vote in April 2016, we are phasing out our classified board structure. In addition to these developments, we continue to maintain our focus on key governance practices that we understand are important to stockholders. Notably, almost two-thirds of our directors have joined our board in the past five years, bringing with them fresh perspectives and a diversity of experiences. These new directors have allowed us to rotate directors among committees. As of March 10, 2017, 75% of our standing committees will be chaired by directors new to Celanese in the last five years.
On behalf of the board of directors, I would like to express our sincere appreciation for the trust you have placed in us, and we look forward to serving you throughout the upcoming year.

Sincerely,
Edward G. Galante
Lead Independent Director

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / 2

Voting Information

VOTING INFORMATION

It is very important that you vote in order to play a part in the future of the Company. Please carefully review the proxy materials for the 2017 Annual Meeting of Stockholders (“Annual Meeting”) and follow the instructions below to cast your vote on all of the voting matters.
Who is Eligible to Vote
You are entitled to vote at the Annual Meeting if you were a stockholder of record at the close of business on February 21, 2017, the record date for the meeting. On the record date, there were 140,711,921 shares of the Company’s Series A Common Stock issued, outstanding and entitled to vote at the Annual Meeting.
How to Vote
Even if you plan to attend the Annual Meeting in person, please vote right away using one of the following advance voting methods (see page 92 for additional details). Make sure to have your proxy card, voting instruction form or notice of internet availability in hand and follow the instructions.

VOTE IN ADVANCE OF THE MEETING			VOTE IN PERSON

via the internet	by phone	by mail	in person
:	)	*	m

Visit proxyvote.com to vote via computer or your mobile device	Call 1-800-690-6903 or the telephone number on your proxy card or voting instruction form	Sign, date and return your proxy card or voting instruction form	See “Questions and Answers” for details on admission requirements to attend the Annual Meeting

If you have questions or require assistance with voting your shares, or if you need additional copies of the proxy materials, please contact Alliance Advisors, LLC, 200 Broadacres Drive, 3rd Floor, Bloomfield, New Jersey 07003. Stockholders may call toll free: (855) 973-0095.
All stockholders of record may vote in person at the Annual Meeting. Beneficial owners may vote in person at the Annual Meeting if they have a legal proxy, as described in the response to question 20 on page 97.
Important Note About Meeting Admission Requirements: If you plan to attend the meeting in person, see the answer to question 19 on page 96 for important details on admission requirements.

Electronic Stockholder Document Delivery

Instead of receiving future copies of annual meeting proxy materials by mail, stockholders of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will save us the cost of producing and mailing documents and will also give you an electronic link to the proxy voting site.

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / 3

Proxy Summary

2017 PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider. You should read the entire Proxy Statement carefully before voting. For more complete information regarding the Company’s 2016 performance, please review the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

Annual Meeting Information

Date and Time	April 20, 2017, 7:00 a.m. (Eastern Daylight Saving Time)
Place	The Ritz-Carlton, Naples 280 Vanderbilt Beach Road, Naples, FL 34108
Record Date	February 21, 2017
Voting
Stockholders as of the record date are entitled to vote. Each share of Series A Common Stock is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.

Entry	If you decide to attend the meeting in person, upon your arrival you will need to register as a visitor. See ”Questions and Answers” for further instructions.

Roadmap of Voting Matters

Stockholders are being asked to vote on the following matters at the Annual Meeting:

Our Board’s Recommendation
ITEM 1. Election of Directors (page 9)

The board and the nominating and corporate governance committee believe that the five director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company’s management.
FOR each Director Nominee
ITEM 2. Advisory Approval of Executive Compensation (page 36)

The Company seeks a non-binding advisory vote to approve the compensation of certain executive officers, as described in the Compensation Discussion and Analysis beginning on page 38 and in the Compensation Tables beginning on page 63. The board values stockholders’ opinions and the compensation and management development committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.
FOR
ITEM 3. Advisory Approval of Say on Pay Frequency Vote (page 37)
The Company seeks a non-binding advisory vote from its stockholders on the frequency of our advisory approval of the compensation of certain executive officers.	1-Year
ITEM 4. Ratification of Independent Registered Public Accounting Firm (page 79)

The audit committee and the board believe that the continued retention of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 is in the best interests of the Company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the audit committee’s selection of the independent registered public accounting firm for 2017.
FOR
ITEM 5. Re-Approval of the Material Terms of our 2009 Global Incentive Plan to Permit the Tax Deductibility of Certain Awards (page 81)
The Company seeks re-approval of the material terms of our 2009 Global Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code.	FOR

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / 4

Proxy Summary

Governance Highlights

We are committed to good corporate governance, which promotes the long-term interests of stockholders, strengthens board and management accountability and helps build public trust in the Company. The Governance section beginning on page 9 describes our governance framework, which includes the following highlights:

• Independent lead director	• Active stockholder engagement
• 10 of our 11 directors are independent	• Diverse board in terms of gender, experience and skills
• Board committees consist entirely of independent directors	• Director retirement guideline
• Independent directors meet without management present	• Restrictions on share hedging and pledging
• Annual board self-assessment process	• Share ownership guidelines for executives and directors
• Majority voting for all directors	• Longstanding commitment to corporate responsibility
• Up to 20 stockholders owning collectively 3% of our stock may nominate 20% of our directors (subject to a phase in)	• Policy providing for return of long-term incentive compensation under certain circumstances (clawback policy)

Director Nominees

The following table provides summary information about each director nominee. Each nominee is to be elected by a majority of the votes cast. See “Item 1: Election of Directors”, “Director Nominees”, and “Directors Continuing in Office” for additional information about the nominees and the other directors continuing in office.

Name and Qualifications	Age	Director Since	Primary Occupation & Other Public Company Boards	Independent	Committee Memberships
Jean S. Blackwell	62	2014	Former EVP/CFO – Cummins Inc.	ü	AC; NCG£
&5ÂGq@L	Essendant Inc.; Ingevity Corporation
Bennie W. Fowler	60	2017	Group Vice President, Global Quality and New Model Launch – Ford Motor Company	ü	EHS
&5å@L6Q:
Kathryn M. Hill	60	2015	Former SVP Dev. Strategy – Cisco Systems Inc.	ü	CMD£; EHS
Q:5@6	Moody’s Inc.; NetApp Inc.
David C. Parry	63	2017	Vice Chairman – Illinois Tool Works Inc.	ü	NCG
&5å@L6Q:	Idex Corporation
John K. Wulff	68	2006	Former Chairman – Hercules Inc.	ü	AC£; NCG
&.:5ÂGq6L	Chemtura Corp.; Atlas Air Worldwide Holdings, Inc.

Board Committees:	Qualifications:
AC	Audit Committee	&	Leadership	G	Govt/regulatory
CMD	Compensation and Management Development Committee	Q	Global experience	q	Financial transactions
EHS	Environmental, Health, Safety and Public Policy Committee	.	Chemical industry	@	Operational
NCG	Nominating and Corporate Governance Committee	:	Innovation-focused	6	Strategic
£	Committee Chair	5	Customer-focused	L	Risk oversight
Â	Financial experience

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / 5

Proxy Summary

Performance and Compensation Decisions

2016 Key Performance Highlights
Business Performance
In 2016, our key performance metrics were as follows:
• Net sales were $5.4 billion
• Cash from operations was $893 million (up 3.6%) while free cash flow(1) was $623 million (up 12% after a $300 million pension contribution)
• Net earnings was $906 million (up 218%) while Adjusted EBIT(1) was $1.3 billion (up 3.4%)
• GAAP earnings per share was $6.19, an increase of 208% over 2015, while adjusted earnings per share(1) was $6.61, an increase of 9.8% over 2015
Stockholder Value Creation
• Positive one-, three- and five-year total stockholder return, driving a 19.4% increase in total stockholder return in 2016
• Returned a record $701 million to stockholders through dividends and share repurchases
• Increased the quarterly cash dividend paid by 20% in 2016

How Pay is Aligned to 2016 Company Performance
The operation of our variable incentives demonstrates strong linkage between pay and performance. See page 52 for the detailed performance results.

• Annual Incentive – 2016 performance resulted in slightly above target achievement on our financial and stewardship objectives established at the beginning of the year under our 2016 annual incentive plan

• Long-Term Incentive – The performance-based restricted stock units (“PRSUs”) granted in 2015, based on our Adjusted EBIT, Operating EBITDA(1) and net sales over a 2015-2016 performance period, will pay out at 34% of target

2016 Key Compensation Decisions

• 2016 Compensation – Based on our 2016 performance, the compensation and management development committee approved a business performance modifier of 106% under our 2016 annual incentive plan and established individual performance modifiers for the named executive officers. In addition, the committee had earlier awarded restricted stock units in February 2016 under our re-designed 2016 long-term incentive plan. See page 53 for more information.

• 2017 Long-Term Incentive Plan – The compensation and management development committee had re-evaluated our long-term incentive plan design during 2015 and, with stockholder feedback, re-designed the award for 2016. The 2017 award retains the same basic provisions of the re-design. See pages 42 and 53 for more information.

Key Compensation Features
• No employment agreements
• Change in control double-trigger equity awards (participant’s employment must be terminated to receive benefits)
• Clawback, no share hedging and no pledging policies
• No tax gross-ups of severance, change-in-control payments or perquisites, other than for relocation benefits
• A high percentage of compensation is at risk (i.e., tied to performance)
• Significant executive share ownership requirements

Additional Information

Please see “Questions and Answers” beginning on page 92 for important information about the proxy materials, voting, the Annual Meeting, Company documents, communications and the deadlines to submit stockholder proposals for the 2018 Annual Meeting of Stockholders.

(1)  Free cash flow, Adjusted EBIT, Operating EBITDA and adjusted earnings per share are non-U.S. GAAP financial measures. See “Exhibit A” for information concerning these measures including a definition and a reconciliation to the most comparable U.S. GAAP financial measure.

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / 6

Notice of Annual Meeting of Stockholders

CELANESE CORPORATION
222 W. Las Colinas Blvd., Suite 900N
Irving, Texas 75039

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	April 20, 2017, 7:00 a.m. (Eastern Daylight Saving Time)
Place:	The Ritz-Carlton, Naples 280 Vanderbilt Beach Road, Naples, FL 34108
Items of Business:
● To elect Jean S. Blackwell, Bennie W. Fowler, Kathryn M. Hill, David C. Parry, and John K. Wulff to serve until the 2018 Annual Meeting of Stockholders, or until their successors are elected and qualified or their earlier resignation;

● Advisory vote to approve executive compensation;
● Advisory vote to re-approve say on pay frequency;
● To ratify the selection of KPMG LLP as our independent registered public accounting firm for 2017;
● To re-approve the material terms of our 2009 Global Incentive Plan to permit the tax deductibility of certain awards; and
● To transact such other business as may properly be brought before the meeting in accordance with the provisions of the Company’s Fourth Amended and Restated By-laws (the “By-laws”).
Record Date:	You are entitled to attend the Annual Meeting and to vote if you were a stockholder as of the close of business on February 21, 2017.
Our Proxy Statement follows. Financial and other information about Celanese Corporation is contained in our Annual Report to Stockholders for the fiscal year ended December 31, 2016 (“2016 Annual Report”), which accompanies the Proxy Statement.
To ensure that your shares are represented at the meeting, we urge you to cast your vote as promptly as possible. You may vote by proxy via the Internet or telephone, or, if you received paper copies of the proxy materials by mail, you can also vote via mail by following the instructions on the proxy card or voting instruction card. We encourage you to vote via the Internet. It is convenient and saves us significant postage and processing costs. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the Proxy Statement.

By Order of the Board of Directors of
Celanese Corporation

James R. Peacock III
Vice President, Deputy General Counsel
and Corporate Secretary
Irving, Texas
March 10, 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 20, 2017
The Celanese Corporation 2017 Notice of Annual Meeting and Proxy Statement, 2016 Annual Report and other proxy materials are available at www.proxyvote.com.

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / 7

Proxy Statement

PROXY STATEMENT
For the Annual Meeting of Stockholders To Be Held on April 20, 2017

The board of directors (the “board of directors” or the “board”) of Celanese Corporation, a Delaware corporation (the “Company,” “we,” “us” or “our”), solicits the enclosed proxy for use at our 2017 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 7:00 a.m. (Eastern Daylight Saving Time) on Thursday, April 20, 2017, at The Ritz-Carlton, Naples, 280 Vanderbilt Beach Road, Naples, Florida 34108. This Proxy Statement (this “Proxy Statement”) contains information about the matters to be voted on at the meeting and the voting process, as well as information about our directors. We will bear the expense of soliciting the proxies for the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 20, 2017

The Celanese Corporation 2017 Notice of Annual Meeting and Proxy Statement, 2016 Annual Report and other proxy materials are available at www.proxyvote.com.
INFORMATION CONCERNING SOLICITATION AND VOTING
Pursuant to U.S. Securities and Exchange Commission (“SEC”) rules, we have elected to furnish proxy materials to our stockholders via the Internet instead of mailing printed copies of those materials to each stockholder. If you received a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) by mail, you will not receive a printed copy of the proxy materials unless you request one. Instead, the Notice of Internet Availability will instruct you as to how you may access and review the proxy materials and cast your vote on the Internet. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability. Stockholders who requested paper copies of proxy materials or previously elected to receive proxy materials electronically did not receive the Notice of Internet Availability and will receive the proxy materials in the format requested. This Proxy Statement and our 2016 Annual Report also are available in the investor relations section of our website, www.celanese.com.
The Notice of Internet Availability and, for stockholders who previously requested electronic or paper delivery, the proxy materials, will be made available on or about March 10, 2017, to stockholders of record and beneficial owners who owned shares of the Company’s Series A Common Stock (“Common Stock”) at the close of business on February 21, 2017.
Our principal executive offices are located at 222 W. Las Colinas Blvd., Suite 900N, Irving, Texas 75039.
For additional information about the proxy materials and the Annual Meeting, see “Questions and Answers”.

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / 8

Governance

GOVERNANCE
The Company is committed to effective corporate governance, which promotes the long-term interests of stockholders, strengthens board and management accountability and helps build public trust in the Company.
The Company’s Certificate of Incorporation, By-laws, Corporate Governance Guidelines, Board Committee Charters and other materials can be accessed on our website, www.celanese.com, by clicking on “Investor Relations” and then “Corporate Governance.” Instructions on how to obtain copies of these materials are also included in the response to question 23 in the Questions and Answers section on page 98.
ITEM 1: Election of Directors
Background
Our board of directors is currently divided into three classes serving staggered, three-year terms: Class I consisting of Jean S. Blackwell, Bennie W. Fowler, Kathryn M. Hill, David C. Parry and John K. Wulff; Class II consisting of William M. Brown, Edward G. Galante and David F. Hoffmeister; and Class III consisting of Jay V. Ihlenfeld, Mark C. Rohr and Farah M. Walters. In 2016, upon the recommendation of our board, stockholders approved amendments to our certificate of incorporation to declassify our board and transition to annual voting. Nominees for election at the 2017 Annual Meeting, and successive annual meetings, will be elected for one-year terms.
On February 10, 2017, Farah M. Walters notified the Company of her intent to retire, effective immediately prior to the Annual Meeting, in accordance with the Company’s director retirement guideline.
Based on the recommendation of our independent nominating and corporate governance committee, our board of directors has nominated five directors in Class I, Jean S. Blackwell, Bennie W. Fowler, Kathryn M. Hill, David C. Parry and John K. Wulff, to serve a one-year term expiring at the 2018 Annual Meeting of Stockholders. Mr. Fowler and Mr. Parry were identified as potential director nominees by a third-party director search firm. These director nominees have consented to be elected to serve as directors for the applicable terms.
At the Annual Meeting, you will have the opportunity to elect these nominees. Unless otherwise instructed, the proxy holders will vote the proxies received by them for these five nominees. If any of our nominees is unable or declines to serve as a director as of the time of the Annual Meeting, the board may designate a substitute nominee or reduce the size of the board. Proxies will be voted for any nominee who shall be designated by the board of directors to fill the vacancy.
The name of each of our nominees for election and our directors continuing in office and certain information about them, as of the date of this Proxy Statement (except ages, which are as of the date of the Annual Meeting), is set forth below. Included in the information below is a description of the particular qualifications, attributes, skills and experience that led the board to conclude that each person below should serve as a director of the Company.

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / 9

Governance

Board Composition and Refreshment

Ensuring the board is composed of directors who bring diverse viewpoints and perspectives, exhibit a variety of skills, professional experience and backgrounds, and effectively represent the long-term interests of our stockholders, is a principle priority of the board and the nominating and corporate governance committee. The board and the committee also understand the importance of board refreshment, and strive to maintain an appropriate balance of tenure, turnover, diversity and skills on the board. The board believes that new perspectives and new ideas are critical to a forward-looking and strategic board, as is the ability to benefit from the valuable experience and familiarity that longer-serving directors bring.
BOARD REFRESHMENT
Under Mark Rohr’s leadership of the Board since 2012
	ü	Six New Directors Elected
	ü	Rotation of all Board Committee Chairs
	ü	New Lead Independent Director Elected
	ü	Expanded Qualifications and Diversity Represented on Board
	ü	Transitioning to Annual Election of Directors

Qualifications Required of All Directors
The board and the nominating and corporate governance committee require that each director be a recognized person of high integrity with a proven record of success in his or her field and have the ability to devote the time and effort necessary to fulfill his or her responsibilities to the Company. Each director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, a willingness to assume fiduciary responsibilities, an appreciation of diversity and a commitment to sustainability and to dealing responsibly with social issues. In addition, the board conducts interviews of potential director candidates to assess integral qualities, including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.
The board does not have a defined diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experience in evaluating candidates for board membership. The board believes that diversity results in a variety of points of view and, consequently a more effective decision-making process.

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / 10

Governance

Qualifications, Attributes, Skills and Experience to be Represented on the Board
The board has identified particular qualifications, attributes, skills and experience that are important to be represented on the board as a whole, in light of the Company’s current and expected future business needs. The following table summarizes certain characteristics of the Company and the associated qualifications, attributes, skills and experience that the board believes should be represented on the board.

Qualifications, Attributes, Skills and Experience		Characteristics
&	Relevant senior leadership/C-Suite experience	Senior leadership experience allows directors to better understand day-to-day and strategic aspects of a business
Q	Global business experience	The Company’s business is global and multicultural, with products manufactured in the Americas, Europe and Asia and operations in 18 countries around the world
.	Extensive knowledge of the Company’s business and/or chemical industry	A deep understanding of the Company’s business and/or the chemical industry allows a director to better guide the Company
:	Experience in innovation-focused businesses	Focus on innovation to drive performance
5	Experience in customer-driven businesses	High level of customer intimacy
Â	High level of financial experience	Multi-dimensional businesses in multiple chemical segments
G	Government/regulatory/geopolitical exposure	Regulatory obligations and political challenges in various jurisdictions around the globe
q	Financial transactions experience	Complex financial transactions, including those in different countries and currencies
@	Operational expertise	Ability to manufacture many types and kinds of products consistent with high level specifications and in large quantities
6	Strategy development experience	Experience with strategy development, allowing the board to better evaluate management’s plan and guide the Company
L	Risk oversight/management expertise	Assessment of risk and the policies/procedures to manage risk

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / 11

Governance

Director Nominees
Class I Director – Term Expires in 2018

Jean S. Blackwell

In May 2016, Ms. Blackwell joined the board of directors of Ingevity Corporation, a leading global manufacturer of specialty chemicals and high performance carbon materials. She currently serves as the chair of Ingevity’s audit committee and as a member of its compensation committee.
Ms. Blackwell has served as a member of the board of directors of Essendant Inc. (formerly United Stationers Inc.), a leading national wholesale distributor of business products, since May 2007, including currently as the chair of the governance committee and as member of the finance committee and previously as the chair of the human resource committee. She previously served as a member of the board of directors from April 2004 to November 2009, and as chairperson of the audit committee, of Phoenix Companies Inc., a life insurance company. Ms. Blackwell served as Chief Executive Officer of Cummins Foundation and Executive Vice President, Corporate Responsibility, of Cummins Inc., a global power leader that designs, manufactures, distributes and services diesel and natural gas engines and engine-related component products, from March 2008 until her retirement in March 2013 and previously served as Executive Vice President and Chief Financial Officer from 2003 to 2008, Vice President, Cummins Business Services from 2001 to 2003, Vice President, Human Resources from 1998 to 2001 and Vice President and General Counsel from 1997 to 1998 of Cummins Inc. Prior to joining Cummins, Ms. Blackwell was a partner at the Indianapolis law firm of Bose McKinney & Evans LLP from 1984 to 1991, where she practiced in the area of financial and real estate transactions. She has also served in state government, including as Executive Director of the Indiana State Lottery Commission and State of Indiana Budget Director.

Director since: 2014 Age: 62 Board Committees: Audit Nominating and Corporate Governance Other Public Company Boards: Ingevity Corporation Essendant Inc. Phoenix Companies Inc. (2004-2009)				Specific Qualifications, Attributes, Skills and Experience:
	&	5	Â
Substantial leadership, operational, financial, transactional, customer-driven, and risk management experience gained as Executive Vice President/CFO and General Counsel of Cummins Inc., a global power leader.

	q	@	L

	G			Substantial governmental experience from having served in the Indiana State Government.

Bennie W. Fowler

Mr. Fowler has more than 30 years experience in the automotive industry. He currently serves as Group Vice President, Global Quality and New Model Launch (since 2010) of Ford Motor Company, a global automotive and mobility company. Prior to this role, Mr. Fowler served in various management positions of increasing responsibility at Ford, including Vice President, Global Quality, Vice President, Advanced and Manufacturing Engineering and Chief Operating Officer, Jaguar and Land Rover. Prior to joining Ford in 1990, Mr. Fowler held various manufacturing management assignments at Chrysler Corporation and General Motors Corporation. In addition, from 2009 to 2014, Mr. Fowler served as a member of the Board of Directors of Beaumont Hospital. He is the founder of Powerstroke Athletic Club, an afterschool youth organization focused on developing positive characteristics and values in youths through hard work, discipline, education and relationships.

Director since: 2017 Age: 60 Board Committees: Environmental, Health & Safety Other Public Company Boards: None				Specific Qualifications, Attributes, Skills and Experience:
	&	5	Â
Substantial global operational, standardization, product quality and customer-driven business experience and extensive knowledge of the Company’s business and the chemical industry gained in various roles at Ford Motor Company and other employers.

		@	L
	6	Q	:

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / 12

Governance

Kathryn M. Hill

Ms. Hill served in a number of positions at Cisco Systems, Inc. from 1997 to 2013, including, among others, as Executive Advisor from 2011 to 2013, Senior Vice President, Development Strategy and Operations from 2009 to 2011, Senior Vice President, Access Networking and Services Group from 2008 to 2009, and Senior Vice President, Ethernet Systems and Wireless Technology Group from 2005 to 2008. Cisco designs, manufactures and sells Internet Protocol (IP)-based networking and other products related to the communications and information technology industry and provides services associated with these products. Prior to joining Cisco, Ms. Hill had a number of engineering roles at various technology companies. Ms. Hill has served as a member of the board of directors of Moody’s Corporation, a provider of (i) credit ratings, (ii) credit, capital markets and economic related research, data and analytical tools, (iii) software solutions and related risk management services, (iv) quantitative credit risk measures, financial services training and certification services and (v) outsourced research and analytical services to financial institution customers, since May 2011, including currently serving as the chair of the compensation and human resources committee and as a member of the audit committee and the governance and nominating committee. She also currently serves as a member of the board of directors (since 2013) and as a member of the audit committee and the compensation committee of NetApp, Inc. Ms. Hill is a member of the Board of Trustees for the Anita Borg Institute for Women and Technology.

Director since: 2015 Age: 60 Board Committees: Compensation Environmental, Health & Safety Other Public Company Boards: Moody's Inc. NetApp Inc.				Specific Qualifications, Attributes, Skills and Experience:
	Q	:	5	Substantial innovation-focused, customer-focused, global business, operational and strategic experience gained in various roles with Cisco Systems, Inc.
	@	6

David C. Parry

Mr. Parry joined Illinois Tool Works Inc., a global manufacturer of a diversified range of industrial products and equipment, in 1994 as General Manager of the Devcon business. After several roles of increasing responsibility, including President, ITW Performance Polymers and Fluids and Executive Vice President, Global Polymers and Fluids Businesses, in 2010, Mr. Parry was named Vice Chairman of Illinois Tool Works. Mr. Parry also currently serves as a director (since 2012), chair of the nominating and corporate governance committee and a member of the compensation committee of IDEX Corporation, an applied solutions business that sells an extensive array of pumps, flow meters and other fluidics systems and components and engineered products to customers in a variety of markets around the world. He is a member of the Executive Club of Chicago and the Economics Club and serves on the board of trustees for The Field Museum of Chicago. He is also an advisory Board member to PSC Partners - Finding a Cure. Mr. Parry previously served as a director of the Adhesive and Sealants Council Board of Directors.

Director since: 2017 Age: 63 Board Committees: Nominating and Corporate Governance Other Public Company Boards: Idex Corporation				Specific Qualifications, Attributes, Skills and Experience:
	&	5	Â
Substantial strategic, operational, global, innovation, M&A and  customer-driven business experience and extensive knowledge of the Company’s business and the chemical industry gained in various roles at Illinois Tool Works Inc.

	5	@	L
	6	:	Q

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / 13

Governance

John K. Wulff

Mr. Wulff is the former Chairman of the board of directors of Hercules Incorporated, a specialty chemicals company, a position he held from July 2003 until Ashland Inc.’s acquisition of Hercules in November 2008. Prior to that time, he served as a member of the Financial Accounting Standards Board from July 2001 until June 2003. Mr. Wulff was previously Chief Financial Officer of Union Carbide Corporation, a chemical and polymers company, from 1996 to 2001. During his fourteen years at Union Carbide, he also served as Vice President and Principal Accounting Officer from January 1989 to December 1995 and Controller from July 1987 to January 1989. Mr. Wulff was also a partner of KPMG LLP and predecessor firms from 1977 to 1987. Mr. Wulff is currently the chairman of the audit committee, a member of the environmental, health and safety committee and a member of the board of directors of Chemtura Corporation (since October 2009). In May 2016, Mr. Wulff joined the board of directors of Atlas Worldwide Holdings, Inc., a leading global provider of outsourced aircraft and aviation operating services. He currently serves as a member of Atlas’ audit committee. He previously served as a member of the board of directors, the chairman of the governance and compensation committee and as a member of the audit committee of Moody’s Corporation. Mr. Wulff served as a director of Sunoco, Inc. from March 2004 until October 2012 when Sunoco was acquired by Energy Transfer Partners L.P.

Director since: 2006
Age: 68
Board Committees:
Audit
Nominating and Corporate Governance
Other Public Company Boards:
Atlas Air Worldwide Holdings, Inc.
Chemtura Corporation
Sunoco Inc. (2004-2012)
Moody’s Corporation (2004-2016)
			Specific Qualifications, Attributes, Skills and Experience:
&	.	:
Substantial leadership, chemical industry, financial, transactional, strategy development, risk management and innovation-focused business experience gained as Chairman of Hercules Incorporated, a specialty chemicals company, and as CFO of Union Carbide Corporation, a chemical and polymers company.

Â	q	6
L

Â	G		Substantial finance and governmental and regulatory experience as a large accounting firm partner and member of the FASB.

Vote Required
Each director must receive a majority of the votes cast in favor of his or her election.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
“FOR” THE NOMINEES LISTED ABOVE

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / 14

Governance

Directors Continuing in Office
Class II Directors – Term Expires in 2018

William M. Brown

Mr. Brown is Chairman of the Board, President and Chief Executive Officer of Harris Corporation, an international communications and information technology company. Mr. Brown joined Harris in November 2011 as President and Chief Executive Officer and was appointed Chairman in April 2014. Prior to joining Harris, Mr. Brown was Senior Vice President, Corporate Strategy and Development, of United Technologies Corporation (“UTC”). He also served five years as President of UTC’s Fire & Security Division. In total, Mr. Brown spent 14 years with UTC, holding U.S. and international roles at various divisions, including Carrier Corporation’s Asia Pacific Operations and the Carrier Transicold division. Before joining UTC in 1997, he worked for McKinsey & Company as a senior engagement manager. He began his career as a project engineer at Air Products and Chemicals, Inc. Mr. Brown serves on the board of directors of the Fire Department of NYC Foundation and the board of trustees of both the Florida Institute of Technology and the Florida Polytechnic University.

Director since: 2016 Age: 54 Board Committees: Audit Environmental, Health & Safety Other Public Company Boards: Harris Corporation				Specific Qualifications, Attributes, Skills and Experience:
	&	:	5	Substantial leadership, financial, governmental/geopolitical, innovation, strategic and risk management experience gained in roles of Chairman, CEO and President of Harris Corporation.
	Â	G	@
	6	L

	Q	q		Substantial transactional, global business, operational and strategic experience gained in various roles with United Technologies Corporation.

Edward G. Galante

Mr. Galante served as Senior Vice President and as a member of the management committee of Exxon Mobil Corporation, an international oil and gas company, from August 2001 until his retirement in 2006. Prior to that, he held various management positions of increasing responsibility during his more than 30 years with Exxon Mobil Corporation, including serving as Executive Vice President of ExxonMobil Chemical Company from 1999 to 2001. Mr. Galante currently serves as a director (since 2007), chairman of the compensation and management development committee and as a member of the governance and nominating committee and the technology, safety and sustainability committee of Praxair, Inc. He also serves as a director (since 2010) and chairman of the governance committee of Clean Harbors, Inc. He also serves as a director (since 2016) and member of the compensation committee and the environmental, health, safety and security committee of Tesoro Corporation. From 2008 until November 2014, Mr. Galante served as a member of the board of directors of Foster Wheeler AG, which included service on Foster Wheeler's compensation and executive development committee (including as chairman) and audit committee.

Director since: 2013 Age: 66 Board Committees: Compensation Environmental, Health & Safety Other Public Company Boards: Praxair, Inc. Clean Harbors Inc. Tesoro Corporation Foster Wheeler AG (2008-2014)				Specific Qualifications, Attributes, Skills and Experience:
	&	Q	.
Substantial leadership, chemical industry, operational, global business, financial, innovation-focused, transactional, governmental/regulatory, strategy development and risk management experience gained with more than 30 years’ service with Exxon Mobil Corporation, including as Executive Vice President of ExxonMobil Chemical Company, and service on other boards of directors.

	:	Â	G
	q	@	6
L

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / 15

Governance

David F. Hoffmeister

Mr. Hoffmeister served as the Senior Vice President and Chief Financial Officer of Life Technologies Corporation, a global life sciences company, prior to its acquisition by Fisher Scientific Inc. in February 2014. From October 2004 to November 2008, he served as Chief Financial Officer of Invitrogen Corporation, which merged with Applied Biosystems in November 2008 to form Life Technologies Corporation. Before joining Invitrogen, Mr. Hoffmeister spent 20 years with McKinsey & Company as a senior partner serving clients in the healthcare, private equity and chemical industries on issues of strategy and organization. From 1998 to 2003, Mr. Hoffmeister was the leader of McKinsey’s North American chemical practice. Mr. Hoffmeister serves as a director of Glaukos Corporation (since 2014) and member of the audit committee.

Director since: 2006 Age: 62 Board Committees: Audit Nominating and Corporate Governance Other Public Company Boards: Glaukos Corporation				Specific Qualifications, Attributes, Skills and Experience:
	.	Â	6	Substantial chemical industry, finance and strategic experience as a large consulting firm partner.

	&	Q	:
Substantial leadership, global business, financial, innovation-focused, transactional, governmental/regulatory, and risk management experience gained as Chief Financial Officer of Life Technologies Corporation.

	G	q	L

Class III Directors – Term Expires in 2019

Jay V. Ihlenfeld

From 2006 until his retirement in 2012, Mr. Ihlenfeld served as the Senior Vice President, Asia Pacific, for 3M Company, a leader in technology and innovation. Mr. Ihlenfeld previously served as 3M Company’s Senior Vice President, Research and Development from 2002 to 2006. A 33-year veteran of 3M Company, Mr. Ihlenfeld has also held various leadership and technology positions, including Vice President of its Performance Materials business and Executive Vice President of its Sumitomo/3M business in Japan. Mr. Ihlenfeld serves as a director and member of the personnel and compensation committee and the environmental, health, safety and product compliance committee (since 2017) of Ashland Global Holdings, Inc.

Director since: 2012 Age: 65 Board Committees: Compensation Environmental, Health & Safety Other Public Company Boards: Ashland Global Holdings Inc.				Specific Qualifications, Attributes, Skills and Experience:
	Q	.	:
Substantial chemical industry knowledge and operational, global business, innovation, customer-driven, geopolitical and strategy development experience gained in various roles over 33 years with 3M Company.

	5	G	@
6

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / 16

Governance

Mark C. Rohr

Mr. Rohr was named our Chairman, President and Chief Executive Officer in April 2012 after being a member of our board of directors since April 2007. Prior to joining the Company, Mr. Rohr was Executive Chairman and a director of Albemarle Corporation, a global developer, manufacturer and marketer of highly engineered specialty chemicals. During his 11 years with Albemarle, he held various executive positions, including Chairman and Chief Executive Officer. Earlier in his career, Mr. Rohr held executive leadership roles with various companies, including Occidental Chemical Corporation and The Dow Chemical Company. Mr. Rohr has served on the board of directors of Ashland Global Holdings Inc. (f/k/a Ashland Inc.) since 2008, and currently serves as a member of its audit committee and its environmental, health & safety committee. In 2016, he also served as Chairman of the American Chemistry Council’s Executive Committee and as Chairman of the International Council of Chemical Associations.

Director since: 2007 Age: 65 Board Committees: None Other Public Company Boards: Ashland Global Holdings Inc. Albemarle Corporation (2001-2012)				Specific Qualifications, Attributes, Skills and Experience:
	&	Q	:
Substantial leadership, financial, global business, innovation-focused, customer-driven focus, operational, strategy development, risk management, transactional and governmental experience gained in the roles of Chairman, CEO and President of Celanese Corporation (since 2012) and CEO/COO of Albemarle Corporation (from 2000 to 2011).

	5	Â	G
	q	@	6
L

	.			A full career in the chemical industry, including leadership positions with the ACC and IACA.

Farah M. Walters*

Since 2005, Ms. Walters has served as President and Chief Executive Officer of QualHealth, LLC, a healthcare consulting firm. From 1992 until her retirement in June 2002, Ms. Walters was the President and Chief Executive Officer of University Hospitals Health System and University Hospitals of Cleveland. She also serves as a member of the board of directors of PolyOne Corporation (since 1998), including as a member of the compensation committee and the nominating and governance committee. She previously served as the lead director (2006-2007), chairperson of both the compensation and nominating and governance committees and the 2005 chief executive officer search committee, and as a member of the environmental, health and safety committee and the financial policy committee of PolyOne. She was a member of the board of directors of Kerr McGee Corp. from 1993 until 2006. While a director at Kerr McGee, she served as the chairman of the compensation committee, the chairman of the audit committee, a member of the executive committee and a member of the governance committee. From 2003 to 2006, Ms. Walters was also a director and a member of the compensation committee and the audit committee of Alpharma, Inc.

Director since: 2007 Age: 72 Board Committees: Compensation Nominating and Corporate Governance Other Public Company Boards: PolyOne Corporation				Specific Qualifications, Attributes, Skills and Experience:
	&	5	G	Substantial leadership, operational, governmental regulatory, customer-driven, risk management and strategy development experience gained as President/CEO of a large hospital system.
	@	6	L

	.			More than 17 years’ board service with another public chemical company.

* Pursuant to our director retirement guideline, Ms. Walters has notified the Company that she will retire on April 20, 2017.

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Governance

Board and Committee Governance
Director Elections
Our board of directors is divided into three classes serving staggered, three-year terms. Until 2017, approximately one-third of the directors are elected each year, at the annual meeting of stockholders, to hold office for a three-year term and until their successors are elected and qualified, or until their earlier retirement or removal from office. At the 2016 Annual Meeting stockholders voted to replace the staggered, three-year terms with annual director elections. Beginning with the Annual Meeting, nominees whose terms have expired will be elected for one-year terms. Beginning with the 2019 Annual Meeting of Stockholders, all directors will be elected annually.
To ensure that the board remains composed of high-functioning members capable of keeping their commitments to board service, the corporate governance and nominating committee evaluates the qualifications and performance of each incumbent director before recommending the nomination of that director for an additional term.
In February 2016, our board proactively adopted a by-law, which, beginning with the 2017 Annual Meeting, permits a stockholder, or a group of up to 20 stockholders, owning at least three percent of the Company’s outstanding Common Stock continuously for at least three years to submit director nominees for up to the greater of two directors or 20 percent of the number of directors currently serving on the board, subject to a phase-in and the terms and conditions specified in the By-laws.
Majority Voting Standard
Our By-laws provide that, in an election of directors where the number of nominees does not exceed the number of directors to be elected, each director must receive the majority of the votes cast with respect to that director. This means that the number of shares voted “for” a director must exceed the number of shares voted “against” that director. The board believes this majority vote standard appropriately gives stockholders a greater voice in the election of directors than the traditional plurality voting standard. If an incumbent director does not receive a majority vote, he or she has agreed that a letter of resignation will be submitted to the board. The corporate governance and nominating committee will make a recommendation to the board on whether to accept or reject the resignation, or whether other action should be taken. The board will act on the resignation within 90 days of the certification of the vote, taking into account the recommendation of the corporate governance and nominating committee, which will include consideration of the vote result, the director’s contributions to the Company during his or her tenure, the director’s qualifications, and any relevant input from stockholders. Only independent directors will participate in the deliberations regarding a tendered resignation.
Composition of the Board of Directors
Our certificate of incorporation provides that the number of members of the board of directors shall be fixed by the board, but shall be no less than seven and no more than fifteen. Our board may fill vacancies and increase or, upon the occurrence of a vacancy, decrease the board’s size between annual stockholders’ meetings. As of the date of this Proxy Statement, we have, and the board has established the size of the board to be, eleven directors.
Our board of directors is and shall be comprised of a majority of independent directors. See “Director Independence and Related Transactions” for additional information.
In addition, the Company has a director retirement guideline, the full text of which is set forth in our Corporate Governance Guidelines. The guideline provides that a director retires from the board of directors no later than the annual meeting of stockholders following such director’s 72nd birthday; provided, however, the retirement guideline may be waived by a majority of uninterested directors upon the recommendation of the nominating and corporate governance committee.

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / 18

Governance

Board Evaluation Process
Each year, the members of the board and each committee conduct a self-assessment. The process for the self-assessment is approved by the board each year based on a recommendation from the nominating and corporate governance committee. Under the process used in 2016, the nominating and corporate governance committee develops a thorough list of topics to be considered by the directors, including board and committee structure, oversight, information, and culture, which are approved by the board. The chair of the nominating and corporate governance committee has a teleconference with each independent director and finally with the Chairman to discuss the topics and to gather any other feedback a director has as they relate to the full board and each of the committees. The chair of the nominating and corporate governance committee elicits comments from the directors concerning improvements for the board, the committees, the lead independent director, the committee chairs and management. The chair of the nominating and corporate governance committee then summarizes the input from the conversations and presents it to the independent directors at the October board meeting. Each committee chair also conducts a similar self-assessment with respect to their committee based on (i) a subset of the board discussion topics, (ii) comments made to the chair of the nominating and corporate governance committee or the committee chair and (iii) discussion during executive sessions of committee meetings. Also, the nominating and corporate governance committee evaluates directors who are nominees for re-election to the board as part of the nomination process.
Board Leadership Structure
The Company’s governance framework provides the board with flexibility to select the appropriate leadership structure for the Company. In making leadership structure determinations, the board considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders. The current leadership structure is comprised of a combined chairman of the board (“Chairman”) and chief executive officer, a lead independent director, board committees comprised exclusively of independent directors and active engagement by all directors. The board believes the structure provides an effective balance between strong company leadership and appropriate safeguards and oversight by independent directors.

Board Leadership Structure
●	Chairman of the Board and CEO: Mark Rohr
The board believes this is the optimal structure to guide the Company and maintain the focus required to achieve the Company’s strategic plan and long-term business goals. However, the board reevaluates the structure annually.

●	Lead Independent Director: Edward Galante
●	All board committees comprised exclusively of independent directors
●	Active engagement by all directors

Duties and Responsibilities of Lead Independent Director
The Company’s lead independent director, who is elected by the independent directors for a one-year term:

•	presides over executive sessions of the non-employee, independent members of the board and at meetings of the board in the absence of, or upon the request of, the Chairman and CEO;

•	approves the scheduling of board meetings, as well as the agenda and materials for each board meeting and executive session of the board’s non-employee, independent directors;

•	has the authority to call meetings of the board and such other meetings of the non-employee, independent directors as he/she deems necessary;

•	serves as a liaison and supplemental channel of communication between the non-employee, independent directors and the Chairman and CEO;

•	meets regularly with the Chairman and CEO;

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / 19

Governance

•	communicates with stockholders as requested and deemed appropriate by the board;

•	interviews director candidates along with the nominating and corporate governance committee;

•
approves and coordinates the retention of advisors and consultants who report directly to the non-employee, independent members of the board, except as otherwise required by applicable law or the New York Stock Exchange (“NYSE”) Listing Standards;

•	guides the board’s governance processes concerning the annual board self-evaluation and CEO succession planning; and

•	when requested by the Chairman or the board, assists the board in reviewing and assuring compliance with governance principles.
Leadership Structure Determination – Details and Rationale
Consistent with the board’s commitment to corporate governance practices that are in the best interests of the Company and its stockholders, at least one executive session of the directors each year includes a review of the board’s leadership structure and consideration of whether the position of Chairman of the Board should be held by the Chief Executive Officer or an independent director. This section describes the details and the board’s rationale for its current leadership structure.
Under the Company’s By-laws, the Chairman presides over meetings of the board, presides over meetings of stockholders, consults and advises the board and its committees on the business and affairs of the Company and performs such other duties as may be assigned by the board. The Chief Executive Officer is in general charge of the affairs of the Company, subject to the overall direction and supervision of the board and its committees and subject to such powers as reserved by the board. Mark Rohr serves as both Chairman and Chief Executive Officer.
In November 2011, the Company’s presiding director role was transitioned to a lead independent director role and, in connection with this transition, the independent directors expanded the role of the lead independent director (see above). In February 2017, the independent directors re-elected Edward Galante to serve as lead independent director beginning at the 2017 Annual Meeting. The duties and responsibilities of the lead independent director are described above and are set forth in the Company’s Corporate Governance Guidelines. Although annually elected, the lead independent director is generally expected to serve for more than one year, although generally not more than three years.
Importantly, all directors play an active role in overseeing the Company’s business both at the board and committee levels. As set forth in the Company’s Corporate Governance Guidelines, the core responsibility of the directors is to exercise their business judgment to act in what they reasonably believed to be in the best interests of the Company and its stockholders. The board currently consists of one member of management (our CEO) and ten non-employee directors. The non-employee directors are skilled and experienced leaders in business. Many currently serve or have served as chief executives or members of senior management of Fortune 1000 companies. In these roles, the non-employee directors have been called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of management. As such, the non-employee directors are well-equipped to oversee the success of the business and to provide advice and counsel to the Chief Executive Officer and Company management.
As part of each regular scheduled board meeting, the non-employee directors meet in executive session without the Chief Executive Officer present. These meetings allow non-employee directors to discuss issues of importance to the Company, including the business and affairs of the Company, as well as matters concerning management, without any member of management present. All of the board committees, which are described below, are chaired by, and comprised of, independent directors.
The board believes that leadership of both the board and the Company by Mr. Rohr is the optimal structure to guide the Company and maintain the focus required to achieve the Company’s long-term business goals. The Company’s business is complex and it has operations in 18 countries around the world. Given the complex global reach of our

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / 20

Governance

business, the board believes the chief executive officer is in the best position to focus directors attention on critical business matters and to speak for and lead both the Company and the board.
The board believes that the current leadership structure – a combined Chairman of the Board and Chief Executive Officer, a lead independent director, board committees comprised exclusively of independent directors and active engagement by all directors – is effective and currently serves the business and stockholders well.
Board Meetings in 2016
Each of our directors is expected to devote sufficient time and attention to his or her duties and to attend all board meetings and committee meetings on which he or she serves. The board of directors held eight meetings during 2016 and committees of the board held a total of 20 meetings. Overall attendance at such meetings was approximately 95%. All incumbent directors attended at least 75% of the aggregate of (i) meetings of the board and (ii) meetings of the board committees on which they served during the fiscal year ended December 31, 2016. In addition, the board expects directors to attend the annual meeting of stockholders absent special circumstances. All of our directors who were members of the board as of the 2016 Annual Meeting of Stockholders attended the annual meeting.
Committees of the Board
The board of directors has four standing board committees:

•	audit committee;

•	compensation and management development committee;

•	nominating and corporate governance committee; and

•	environmental, health, safety and public policy committee.

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / 21

Governance

The following table sets forth the current composition of our committees:

	Independent Director	Audit Committee	Compensation and Management Development Committee	Environmental, Health, Safety and Public Policy Committee	Nominating and Corporate Governance Committee
Jean S. Blackwell À	ü	l			£
William M. Brown À	ü	l		l
Bennie W. Fowler	ü			l
Edward G. Galanteu	ü		l	l
Kathryn M. Hill	ü		£	l
David F. HoffmeisterÀ	ü	l			l
Jay V. Ihlenfeld	ü		l	£
David C. Parry À	ü				l
Mark C. Rohr
Farah M. Walters	ü		l		l
John K. Wulff À	ü	£			l
Meetings in 2016	Board = 8	7	6	4	3
£ Chairperson l Member À Financial Expert u Lead Independent Director
Audit Committee
The Company’s audit committee is currently comprised of Mr. Wulff (chairman), Ms. Blackwell, Mr. Brown and Mr. Hoffmeister, each of whom the board has affirmatively determined is independent of the Company and its management under the rules of the NYSE and the SEC. The board has also determined that Ms. Blackwell, Mr. Brown, Mr. Hoffmeister and Mr. Wulff are “audit committee financial experts” as the term is defined in Item 407(d)(5) of Regulation S-K. Each member of the audit committee is also “financially literate” as that term is defined by the rules of the NYSE. The complete text of the audit committee charter, as last amended by the board of directors on October 22, 2014, is available on our website, www.celanese.com, by clicking “Investor Relations” and then “Corporate Governance”.
The audit committee is directly responsible for the appointment, compensation and oversight of the work of the Company’s independent registered public accounting firm. The independent registered public accounting firm reports directly to the audit committee. The principal purposes of the audit committee are to oversee:

•	accounting and reporting practices of the Company and compliance with legal and regulatory requirements regarding such accounting and reporting practices;

•	the quality and integrity of the financial statements of the Company;

•	internal control and compliance programs;

•	the independent registered public accounting firm’s qualifications and independence; and

•	the performance of the independent registered public accounting firm and the Company’s internal audit function.

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / 22

Governance

Compensation and Management Development Committee
The Company’s compensation and management development committee is currently comprised of Ms. Hill (chair), Mr. Galante, Mr. Ihlenfeld and Ms. Walters. The board has determined that all members of the compensation and management development committee are independent under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and applicable NYSE listing standards and qualify as “non-employee directors” for purposes of Section 162(m) of the Internal Revenue Code. The complete text of the compensation and management development committee charter, as last amended by the board of directors on October 22, 2014, is available on our website, www.celanese.com, by clicking “Investor Relations” and then “Corporate Governance”. A description of the compensation and management development committee’s processes and procedures for determining executive compensation and the roles of management and the compensation consultant in determining or recommending the amount and form of compensation is more fully described in “Compensation Discussion and Analysis.” The compensation and management development committee charter provides that the compensation and management development committee may, from time to time, retain legal, accounting or other consultants or experts, including but not limited to compensation consulting firms, that the compensation and management development committee deems necessary in the performance of its duties.
The principal purposes of the compensation and management development committee are to:

•	review and approve the compensation of the Company’s executive officers;

•
review and approve the corporate goals and objectives relevant to the compensation of the CEO and the other executive officers, and to evaluate the CEO’s and the other executive officers’ performance and compensation in light of such established goals and objectives; and

•	oversee the development and implementation of succession plans for the CEO and the other key executives.
During 2016, Frederic W. Cook & Co., Inc. (“FW Cook”) and Willis Towers Watson PLC (“Willis”), as independent outside compensation consultants, advised the compensation and management development committee on executive officer compensation matters. See “Making Decisions” for additional information.
Nominating and Corporate Governance Committee
The Company’s nominating and corporate governance committee is currently comprised of Ms. Blackwell (chair), Mr. Hoffmeister, Mr. Parry, Ms. Walters and Mr. Wulff. The complete text of the nominating and corporate governance committee charter, as amended by the board of directors on July 20, 2016, is available on our website, www.celanese.com, by clicking “Investor Relations” and then “Corporate Governance”. The nominating and corporate governance committee charter provides that the nominating and corporate governance committee may, from time to time, retain legal, accounting or other consultants or experts, including but not limited to leadership search firms, the nominating and corporate governance committee deems necessary in the performance of its duties, including in its process of identifying director candidates.
The principal purposes of the nominating and corporate governance committee are to:

•	identify, screen and review individuals qualified to serve as directors and recommend candidates for nomination for election at the annual meeting of stockholders or to fill board vacancies;

•	review and recommend non-employee director compensation to the board;

•	develop and recommend to the board and oversee implementation of the Company’s Corporate Governance Guidelines;

•	oversee evaluations of the board; and

•	recommend to the board nominees for the committees of the board.
During 2016, FW Cook, as independent outside compensation consultant, advised the nominating and corporate governance committee on non-employee director compensation matters.

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / 23

Governance

Environmental, Health, Safety and Public Policy Committee
The Company’s environmental, health, safety and public policy committee is currently comprised of Mr. Ihlenfeld (chairman), Mr. Brown, Mr. Fowler, Mr. Galante and Ms. Hill. The environmental, health, safety and public policy committee assists the board in fulfilling its oversight duties, while Company management retains responsibility for assuring compliance with applicable environmental, health and safety laws and regulations. The complete text of the environmental, health, safety and public policy committee charter, as last amended by the board of directors on October 22, 2014, is available on our website, www.celanese.com, by clicking “Investor Relations” and then “Corporate Governance”.
The principal purposes of the environmental, health, safety and public policy committee are to:

•	oversee the Company’s policies and practices concerning environmental, health, safety and public policy issues;

•	review the impact of such policies and practices on the Company’s corporate social responsibilities, public relations and sustainability; and

•	make recommendations to the board regarding these matters.
Board Oversight of Risk Management
The board of directors is responsible for overseeing the risk management process for the Company. Risk management is considered a strategic activity within the Company and responsibility for managing risk rests with executive management while the committees of the board and the board as a whole participate in the oversight of the process. Specifically, the board has responsibility for overseeing the strategic planning process, reviewing and monitoring management’s execution of the strategic and business plan, and selected risk areas, such as cyber security. Each board committee is responsible for oversight of specific risk areas relevant to their respective committee charter.
The oversight responsibility of the board and the board committees is enabled by an enterprise risk management model and process implemented by management that is designed to identify, assess, manage and mitigate risks. The audit committee is responsible for overseeing the enterprise risk process that management implements. In addition, the board recognizes that risk management and oversight comprise a dynamic and continuous process and reviews the enterprise risk model and process periodically.
The strategic plan, critical issues and opportunities are presented to the board each year by the CEO and senior management. Throughout the year, management reviews any critical issues and actual results compared to the plan with the board and relevant board committees. Members of senior management are also available to discuss the Company’s strategy, plans, results and issues with the board committees and the board, and regularly attend such meetings to provide periodic briefings and access. In addition, the audit committee regularly holds separate executive sessions with the lead client service partner of the independent registered public accounting firm, the chief financial officer, the internal auditor, the chief compliance officer and other members of management as appropriate.
As specific examples of board committee risk oversight activities, the audit committee maintains responsibility for overseeing risks related to the Company’s financial reporting, audit process, internal control over financial reporting and disclosure controls and procedures, as well as the Company’s financial position and financial activities. The compensation and management development committee regularly reviews any potential risks associated with the Company’s compensation policies and practices. See “Compensation Risk Assessment” for additional information. In addition, the environmental, health, safety and public policy committee regularly reviews the Company’s operational risks, including those risks associated with process and product safety, public policy and reputation. Further, the nominating and corporate governance committee conducts an annual assessment of nominees to our board and is charged with developing and recommending to the board corporate governance principles and policies and board committee structure, leadership and membership, including those related to, affecting, or concerning the board’s

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Governance

and its committees’ risk oversight. Each of the board committees is required to make regular reports of its actions and any recommendations to the board, with respect to risk management, including recommendations to assist the board with its overall risk oversight function.

Additional Governance Features
Stockholder Engagement
The board believes accountability to stockholders is a mark of good governance and critical to the Company’s success. To that end, the Company maintains dedicated resources to actively engage with stockholders. The Company regularly engages with stockholders on a variety of topics throughout the year to ensure we are addressing their questions and concerns, to seek input and to provide perspective on Company policies and practices. Topics include corporate strategy, cash deployment, compensation plan design and practices, governance and social responsibility.
Since the beginning of 2016, we met with stockholders holding more than 50% of our Common Stock, through in-person meetings and telephone calls. In addition, we attended nine investor conferences and 12 non-transaction roadshows. In November 2015, we held an investor day with more than 140 participants.
In addition to this direct engagement, the Company has instituted a number of complementary mechanisms that allow stockholders to effectively communicate a point of view with the board, including:

•	the ability to attend and voice opinions at the annual meeting of stockholders (see page 96);

•	a dedicated annual meeting page on our website (see page 98);

•	a majority voting standard (see page 18);

•	the annual advisory vote to approve executive compensation (see page 36);

•	annual voting for directors (being phased in through 2019) (see page 9);

•	the commitment to thoughtfully consider stockholder proposals submitted to the Company (see page 98); and

•	the ability to direct communications to individual directors or the entire board (see page 98).
See page 42 for additional information about engagement with stockholders regarding executive compensation.
Social Responsibility and Political Engagement
Corporate Social Responsibility
The environmental, health, safety and public policy committee assists the board in guiding our comprehensive corporate social responsibility initiatives. These initiatives reflect strategic business imperatives and our core belief that we should be a responsible corporate citizen in the communities where we live and work. Our policies and business practices, including our diversity and inclusion efforts, philanthropy and community investment, safety and environmental sustainability, foster relationships that demonstrate our commitment and values.
The primary goal of our diversity and inclusion efforts is to create a work environment that is compatible with, and respectful of, all of our employees and maximizes employee engagement in accomplishing our mission and business objectives. Examples include our employee resource groups located in facilities and locations where we operate in Asia, Europe and the Americas.
The primary goal of our philanthropy initiative is to provide support through financial contributions, in-kind donations, volunteer service, participation in local organizations and community collaboration to institutions,

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Governance

organizations and good works that enhance the sustainability of the host communities in which we principally operate. This is brought to life through national partnerships and local initiatives in support of families, primary education and safe places to live and grow. We formed the Celanese Foundation in 2012. The Foundation matches employee gifts to recognized 501(c)(3) charities and provides grants to employee-selected charities based on employee volunteerism and alignment with our focus areas. Since its inception, the Celanese Foundation has provided grants totaling over $4,865,000 to organizations. In addition, our employees are encouraged to contribute their money, and their time, volunteering over 120,000 hours in 2016 alone.
The primary goal of our safety initiative is to assure that employees and contractors remain injury free. At Celanese, safety is considered a value, which holds fast against changing priorities. Leaders are committed to creating the best working environment where employees and contractors are engaged in training and procedures that minimize hazards and prevent injuries. In 2016, we continued with industry leading safety performance. Being recognized with numerous industry safety awards, including the American Chemistry Council Responsible Care Company of the Year, we are committed to continuous improvement in eliminating injuries.
In addition to preserving the health and safety of our employees, contractors and communities, Celanese is committed to protecting the environment, and ensuring the safe operations of our processes. Our process safety strategy continues to provide exemplary results in reducing loss of primary containment incidents. We are strengthening the process safety culture by focusing on leadership commitment to process safety, developing competencies and learning from incidents. This data-driven approach led to improvements through our award winning Walk the Line program, where workers conduct a thorough safety review before starting a process.
We consider protecting the environment a fundamental responsibility. We treat the communities where we do business as our own by protecting the energy, air and water supplies and minimizing waste. Many times, our capital investments help us substantially reduce our environmental emissions. Recent examples include boiler conversions from coal and fuel oil to natural gas in the U.S. and Mexico. Our new construction projects also include the best technology to improve efficiency and environmental performance.
Political Engagement Policy
The Company believes in responsible corporate governance and actively participates in the political process to support the needs of our business and our 7,000 employees.  The Company seeks to responsibly use our resources to advance public policy that is consistent with the Company’s values, the sustainability of our business and long-term stockholder values.  The Company does not provide any direct political contributions.  The Company does, however, sponsor a voluntary, nonpartisan political action committee called the Celanese Political Action Committee (“CELPAC”). CELPAC supports candidates for federal, state and local office in the U.S. that advocate and pursue government policies that promote the Company’s interests. CELPAC allows eligible employees to pool their personal funds on a voluntary basis with other employees to help elect candidates who appreciate and understand the issues important to Company. Participation in CELPAC is entirely voluntary.  At least annually, Celanese posts to its website, www.celanese.com (under “Company Info”; “Political Engagement Policy”), all political contributions made during the prior calendar year, including CELPAC’s contributions.
Anti-Hedging, Anti-Short Sale and Anti-Pledging Policies
The Company’s hedging policy prohibits directors, executive officers and other employees from purchasing any financial instrument that is designed to hedge or offset any decrease in the market value of Common Stock, including prepaid variable forward contracts, equity swaps, collars and exchange funds. Directors and executive officers are also prohibited from engaging in short sales related to Common Stock. The Company’s pledging policy prohibits directors and executive officers from pledging Common Stock, including holding Common Stock in a margin account. In addition, directors and the Company’s executive officers are required to obtain pre-approval from the Company’s Deputy General Counsel before pledging shares of Common Stock. Such approval will only be

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Governance

granted if the individual can clearly demonstrate the financial capacity to repay the loan without resorting to the pledged securities.
Code of Conduct
The Company has adopted a code of business conduct applicable to directors, executive officers and all other employees. Our employees, suppliers and customers can ask questions about our Code and other ethics and compliance issues, or report potential violations, through Navex, a global Internet and telephone information and reporting services company. The code of conduct is available on our website, www.celanese.com, by clicking on ”Investor Relations”, then ”Corporate Governance” and then “Business Conduct Policy”. In the event the Company amends or waives any of the provisions of the code of conduct applicable to our principal executive officer, principal financial officer or controller that relates to any element of the definition of ”code of ethics” enumerated in Item 406 (b) of Regulation S-K under the 1934 Act, the Company intends to disclose these actions on the Company’s website.

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Governance

Director Compensation
Director Compensation in 2016
The Company uses both cash and equity-based compensation to attract and retain qualified directors to serve on our board of directors. The amount and type are set by the board. In reviewing and recommending to the board the compensation levels, the nominating and corporate governance committee considers the extent of time and the expertise required to serve on our board as well as the board’s independent compensation consultant’s recommendations as to the appropriate level and mix of pay. Each non-management director is entitled to an annual cash retainer of $100,000, which is paid in quarterly installments, and an annual equity retainer of $140,000 in time-based restricted stock units (“RSUs”) (increased during 2016 from $120,000) that vest in one year. In addition, the chair of the nominating and corporate governance committee and the environmental, health, safety and public policy committee receive an annual fee of $15,000, and the chair of the audit committee and the compensation and management development committee receive an annual fee of $20,000. The lead independent director also receives an annual fee of $25,000.
Non-management directors are entitled to participate in the Company’s 2008 Deferred Compensation Plan, which is an unfunded, nonqualified deferred compensation plan that allows directors the opportunity to defer all or a portion of their cash compensation and RSUs in exchange for a future payment amount equal to their deferments plus or minus certain amounts (including dividend equivalents) based on the market performance of specified measurement funds selected by the participant.
2016 Director Compensation Table
The table below is a summary of compensation earned and RSUs granted by the Company to non-management directors for the fiscal year ended December 31, 2016.

Name(1) (a)	Fees Earned or Paid in Cash ($)(2) (b)	Stock Awards ($)(3) (c)	Option Awards($)(4) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5) (f)	All Other Compensation ($)(6) (g)	Total ($) (h)
James E. Barlett	30,769	—	—	—	—	—	30,769
Jean S. Blackwell	109,029	119,984	—	—	—	—	229,013
William M. Brown	100,000	159,982	—	—	—	—	259,982
Edward G. Galante	117,376	119,984	—	—	—	—	237,360
Kathryn M. Hill	103,913	119,984	—	—	—	—	223,897
David F. Hoffmeister	110,673	119,984	—	—	—	—	230,657
Jay V. Ihlenfeld	112,079	119,984	—	—	—	—	232,063
Farah M. Walters	116,087	119,984	—	—	—	—	236,071
John K. Wulff	120,000	119,984	—	—	—	—	239,984

(1)
Mr. Barlett retired during 2016. Therefore, the information above reflects his service on the board through April 21, 2016. Mr. Rohr is not included in this table because he was an employee of the Company during 2016 and received no

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Governance

compensation for his services as a director.

(2)	Includes amounts earned for the annual retainer and committee chair and lead independent director fees for the respective directors, as applicable.

(3)
Represents the grant date fair value of 1,717 RSUs granted to each non-management director (2,313 RSUs for Mr. Brown, which included a prorated amount of RSUs for his time served from January 2016 to April 2016) in April 2016 under the Company’s 2009 Global Incentive Plan, most recently approved by stockholders in 2012, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation. For a discussion of the method and assumptions used to calculate such expense, see Notes 2 and 20 to our Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. As of December 31, 2016, each non-employee director then employed by the Company owned 1,717 RSUs, except Mr. Brown, who held 2,313 RSUs.

(4)	The Company has not granted stock options to directors since 2007. As of December 31, 2016, no persons serving as a non-management director held any stock options.

(5)
Deferrals by directors under the 2008 Deferred Compensation Plan, including deferrals of RSUs, do not receive above-market earnings and therefore no amount with respect to those deferrals is included in the Table.

(6)
Directors are reimbursed for expenses incurred in attending board, committee and stockholder meetings. Directors are also reimbursed for reasonable expenses associated with other business activities that benefit the Company, including participation in director education programs. We generally do not provide perquisites to our directors. Occasionally, a director’s spouse may accompany him or her on Company business at our request. For example, spouses are invited to some of the board dinners we hold during the year in connection with board meetings. This policy involves a de minimus or no incremental cost to us, and we believe it serves a legitimate business purpose. The board does not provide any tax gross-ups on any director perquisites. No director received perquisites at or exceeding a total value of $10,000 in 2016.

Director Stock Ownership Guidelines
The board of directors considers Common Stock ownership by directors to be of utmost importance. The board believes such ownership enhances the commitment of directors to our future and aligns their interests with those of our other stockholders. The board has therefore established minimum stock ownership guidelines for non-employee directors that require each director to own Common Stock having a value of at least five times his or her base annual cash retainer of $100,000. Each newly elected director has five years from the year elected to reach this ownership level. As of the record date, February 21, 2017, all of our then current independent directors had attained the minimum stock ownership levels based on holdings, except for Ms. Hill, Mr. Brown, and Mr. Parry and Mr. Fowler, who joined the board in 2015, 2016, and 2017, respectively, who are on-track for compliance and are not required to meet the minimum stock ownership guidelines until 2020, 2021, and 2022, respectively.

Director Independence and Related Person Transactions
Director Independence
The listing standards of the NYSE require companies listed on the NYSE to have a majority of “independent” directors. As noted below, all of our directors, other than our Chairman, are independent.
The board of directors has adopted standards of independence for directors that are set forth in Exhibit A to the Company’s Corporate Governance Guidelines. The board reviews and determines the independence of each of the directors in accordance with these standards. The full text of the Corporate Governance Guidelines is available on our website, www.celanese.com, by clicking “Investor Relations”, then “Corporate Governance”. These standards incorporate all of the requirements for director independence contained in the NYSE listing standards. The NYSE listing standards generally provide that a director is independent if the board affirmatively determines that the director has no material relationship with the Company directly or as a partner, stockholder or officer of an

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Governance

organization that has a relationship with the Company. In addition, a director is not independent if certain other relationships exist.
The board, based on the recommendation of the nominating and corporate governance committee, affirmatively determined that ten of our current directors, Messrs. Brown, Fowler, Galante, Hoffmeister, Ihlenfeld, Parry and Wulff, and Ms. Blackwell, Ms. Hill and Ms. Walters, are independent of the Company and its management under the NYSE listing standards and the Company’s director independence standards. Mr. Rohr, our Chairman and CEO, is the only current director who is not independent.
The Company in the normal course of business has been a party to transactions with other entities (or their subsidiaries) where certain of our directors are themselves either directors or officers. When making the board’s director independence determination, the board was aware of, and considered, the relationships listed below. All the business relationships noted below were entered into on standard pricing and terms as arose in the ordinary course of our business. The amounts involved in each relationship did not exceed the greater of $1,000,000 or two percent of such other company’s consolidated gross revenues. As a result, each qualified under a categorical standard of independence that the board previously approved and, therefore, none of the relationships were deemed to be a material relationship that impaired the director’s independence.

Director	Organization	Director’s Relationship to Organization	Type of Transaction, Relationship or Arrangement	Does the Amount Exceed the Greater of $1 million or 2% of either company’s Gross Revenues?
Jean S. Blackwell	Ingevity Corporation and its subsidiaries and affiliates	Director	Business Relationship - Routine sales to Ingevity	No
Bennie W. Fowler	Ford Motor Company and its subsidiaries and affiliates	Executive Officer (Group Vice President, Global Quality and New Model Launch)	Business Relationship - Routine sales to, and purchases from, Ford	No
Edward G. Galante	Praxair, Inc. and its subsidiaries and affiliates	Director	Business Relationship - Routine purchases from Praxair	No
	Clean Harbors and its subsidiaries and affiliates	Director	Business Relationship - Routine purchases from Clean Harbors	No
David F. Hoffmeister	Glaukos Corporation and its subsidiaries and affiliates	Director	Business Relationship - Routine sales to Glaukos	No
David C. Parry	Illinois Tool Works Inc. and its subsidiaries and affiliates	Executive Officer (Vice Chairman)	Business Relationship - Routine sales to Illinois Tool Works	No
Farah M. Walters	PolyOne Corporation and its subsidiaries and affiliates	Director	Business Relationship - Routine sales to, and purchases from, PolyOne	No
John K. Wulff	Chemtura Corporation and its subsidiaries and affiliates	Director	Business Relationship - Routine purchases from Chemtura	No

In addition, in compliance with the NYSE listing standards, we have an audit committee, a compensation and management development committee and a nominating and corporate governance committee that are each entirely composed of independent directors. Each of these committees have written charters addressing the respective committee’s purpose and responsibilities and the annual evaluation of the performance of these committees.

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Governance

Certain Relationships and Related Person Transactions
The board of directors has adopted a written policy regarding related person transactions (the “Related Party Transaction Policy”). For purposes of SEC rules and such policy, an interested transaction is a transaction or relationship in which the aggregate amount involved exceeds or may reasonably be expected to exceed $120,000 since the beginning of the Company’s last fiscal year, the Company or any of its subsidiaries is a participant, and any related party will have a direct or indirect material interest in the transaction or relationship. A related party is any person who is or was during the last fiscal year an executive officer, director or nominee for election as a director; a greater than 5 percent beneficial owner of Common Stock; or an immediate family member of any of these persons.
The audit committee reviews the material facts of all interested transactions that require the audit committee’s approval and either approves or disapproves of the entry into the interested transaction. In determining whether to approve or ratify an interested transaction, the audit committee takes into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.
In addition, the audit committee has delegated to the chairman of the audit committee the authority to pre-approve or ratify (as applicable) any interested transaction with a related party in which the aggregate amount involved is expected to be less than $2,000,000. In connection with regularly scheduled meetings of the audit committee, the Company provides the audit committee for its review a summary of each new interested transaction that was pre-approved by the chairman of the audit committee. No director may participate in any discussion or approval of an interested transaction for which he or she is a related party, except that the director is to provide all material information concerning the interested transaction to the audit committee.
No interested transactions were approved or ratified or, to our knowledge, required to be approved or ratified, during 2016.

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Stock Ownership Information

STOCK OWNERSHIP INFORMATION
Principal Stockholders and Beneficial Owners
The following table sets forth information with respect to the beneficial ownership of Common Stock as of February 21, 2017, by (i) each person known to the Company to beneficially own more than 5% of our Common Stock; (ii) each of the Company’s present directors, including those nominated for election at the Annual Meeting; (iii) the named executive officers serving during the last fiscal year; and (iv) all present directors and executive officers of the Company as a group. The percentage of beneficial ownership set forth below is calculated in accordance with SEC Rule 13d-3 and is based on the number of shares of Common Stock outstanding as of February 21, 2017, which was 140,711,921.

	Amount and Nature of Beneficial Ownership of Common Stock
	Common Stock Beneficially Owned(1)		Rights to Acquire Shares of Common Stock(2)	Total Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned

Capital Research Global Investors(3)	12,648,009		—	12,648,009	9.0
Dodge & Cox(4)	13,320,928		—	13,320,928	9.5
The Vanguard Group, Inc.(5)	11,441,359		—	11,441,359	8.1
Wellington Management Company, LLP(6)	8,235,128		—	8,235,128	5.9
Directors(7)(8)
Jean S. Blackwell	1,000		1,717	2,717	*
William M. Brown	100		1,717	1,817	*
Bennie W. Fowler	—		264	264	*
Edward G. Galante	3,697		1,717	5,414	*
Kathryn M. Hill	1,531		1,717	3,248	*
David F. Hoffmeister	38,477		1,717	40,194	*
Jay V. Ihlenfeld	4,257		1,717	5,974	*
David C. Parry	—		264	264	*
Farah M. Walters	33,319		1,717	35,036	*
John K. Wulff	29,357		1,717	31,074	*
Named Executive Officers(7)
Christopher W. Jensen	32,524	(9)	—	32,524	*
Gjon N. Nivica, Jr.	14,016		3,651	17,667	*
Patrick D. Quarles	10,448		—	10,448	*
Mark C. Rohr(8)	360,633		30,032	390,665	*
Scott M. Sutton	23,495	(9)	—	23,495	*
All present directors, nominees and executive officers as a group (16 persons)(10)	553,089	(9)	42,843	595,932	*

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Stock Ownership Information

*	Less than 1% of shares.

(1)
Includes shares for which the named person or entity has sole and/or shared voting and/or investment power. Does not include shares that may be acquired through exercise of options or vesting of restricted stock units or other rights to acquire shares. To our knowledge, none of the Common Stock listed as beneficially owned by the current directors or executive officers are subject to hedges or have been pledged.

(2)
Reflects rights to acquire shares of Common Stock within 60 days of February 21, 2017, and includes, as applicable, shares of Common Stock issuable upon (i) the exercise of options granted under the 2009 GIP that have vested or will vest within 60 days of February 21, 2017, and (ii) the vesting of restricted stock units granted under the 2009 GIP within 60 days of February 21, 2017. Does not include (i) units in a stock denominated deferred compensation plan with investments settled in shares of Common Stock as follows: Ms. Blackwell – 4,528 equivalent shares, Mr. Brown – 504 equivalent shares, Mr. Galante – 3,997 equivalent shares, Mr. Ihlenfeld – 3,997 equivalent shares, Ms. Walters – 9,967 equivalent shares, and Mr. Wulff – 17,204 equivalent shares, and (ii) the portion of long-term incentive plan PRSU or RSU awards that previously vested but remain subject to a 7-year hold requirement as follows: Mr. Jensen – 4,680 equivalent shares, and Mr. Nivica – 9,590 equivalent shares.

(3)
On February 13, 2017, Capital Research Global Investors (“Capital Research”) filed an Amendment No. 7 to Schedule 13G with the SEC reporting beneficial ownership of 12,648,009 shares of Common Stock as of December 31, 2016 with sole voting power and sole dispositive power over such shares. The address of Capital Research is 333 South Hope Street, Los Angeles, CA 90071.

(4)
On February 14, 2017, Dodge & Cox filed an Amendment No. 6 to Schedule 13G with the SEC reporting beneficial ownership of 13,320,928 shares of Common Stock as of December 31, 2016, with sole voting power over 12,528,210 shares and sole dispositive power over 13,320,928 shares. The address of Dodge & Cox is 555 California Street, 40th Floor, San Francisco, CA 94104.

(5)
On February 10, 2017, The Vanguard Group, Inc. (“Vanguard Group”) filed Amendment No. 3 to Schedule 13G with the SEC reporting beneficial ownership of 11,441,359 shares of Common Stock as of December 31, 2016, with sole voting power over 117,820 shares, shared voting power over 26,673, sole dispositive power over 11,295,023 shares and shared dispositive power over 146,336 shares. The address of Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(6)
On February 9, 2017, Wellington Management Group LLP (“Wellington”) filed a Schedule 13G with the SEC reporting beneficial ownership of 8,235,128 shares of Common Stock as of December 31, 2016 with shared voting power over 4,501,949 shares and shared dispositive power over 8,235,128 shares. The address of Wellington is 280 Congress Street, Boston, MA 02210.

(7)	Listed alphabetically. Except as set forth in the footnotes below, each person has sole investment and voting power with respect to the Common Stock beneficially owned by such person.

(8)	Mr. Rohr also serves as a director and his ownership information is set forth under “Named Executive Officers”.

(9)
Includes beneficial ownership of Common Stock by Mr. Jensen of 1,041 and by Mr. Sutton of 5 equivalent shares in the Celanese Stock Fund under the CARSP as of February 21, 2017. The individual has the ability to direct the voting of the Company’s Common Stock underlying these equivalent shares and the ability to change their investment options at any time.

(10)
Excludes shares held by Mr. Nivica, who ceased employment with the Company on March 3, 2017. Does not include 331,380 PRSUs (at target or actual performance for completed awards) held by our current executive officers as of February 21, 2017 subject to future performance and vesting conditions.

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Stock Ownership Information

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, officers (as defined) and persons who own more than ten percent of our Common Stock, to file with the SEC reports of their ownership and changes in their ownership of Common Stock. Directors, officers and greater than ten percent stockholders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, or written representations from our directors and officers that all reportable transactions were reported, the Company believes, to the best of its knowledge, that for the year ended December 31, 2016, all filing requirements applicable to its directors, officers and greater than ten-percent stockholders were complied with.

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Executive Compensation

EXECUTIVE COMPENSATION

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Executive Compensation

ITEM 2: Advisory Approval of Executive Compensation
The Company’s compensation program for our named executive officers was designed by our compensation and management development committee to meet our compensation philosophy and objectives. The principles of the program have contributed to our strong performance and rewarded executives appropriately. See “Compensation Discussion and Analysis – Executive Summary” for a summary of our compensation philosophy, 2016 performance, pay decisions and additional compensation information.

We are presenting this “say-on-pay” proposal, which gives you, as a stockholder, the opportunity to endorse or not endorse our executive compensation program through an advisory vote on the following resolution:
“Resolved, that the stockholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative disclosure, contained in this Proxy Statement.”
The board of directors recommends that stockholders endorse the compensation program for our named executive officers by voting FOR the above resolution. We believe that executive compensation for 2016 was reasonable and appropriate, and justified by our performance. Our compensation program is the result of a carefully considered approach and takes into account advice received from the compensation and management development committee’s independent compensation consultant.
Advisory Vote
This vote is mandated by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC regulations. As an advisory vote, this proposal is not binding upon the Company. In addition, the non-binding advisory vote described in this proposal will not be construed as overruling any decision by the Company, the board of directors, or the compensation and management development committee relating to the compensation of the named executive officers, or creating or changing any fiduciary duties or other duties on the part of the board of directors, or any committee of the board of directors, or the Company.
Vote Required
The voting on this proposal is advisory. Approval of this proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote. In 2011, our stockholders voted to have this advisory vote each year. This year, we will have another vote to determine the frequency of this advisory vote. See “Item 3: Advisory Approval of Say on Pay Vote Frequency.”
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” THE APPROVAL OF OUR EXECUTIVE COMPENSATION PROGRAM

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / 36

Executive Compensation

ITEM 3: Advisory Approval of Say on Pay Vote Frequency
In addition to providing an advisory vote on our executive compensation program, we are requesting that stockholders indicate their preference for the frequency in which these advisory votes on executive compensation should take place – every one, two or three years. This vote is mandated by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC regulations. In 2011, stockholders indicated their preference for annual advisory voting on our executive compensation plan.

Stockholders may indicate their preference on this advisory vote by choosing every year, every other year, or every three years, or abstaining on this vote, when stockholders vote in response to the resolution set forth below. We will ask stockholders not less than every six years whether they desire a different vote frequency on the advisory vote on executive compensation.
“Resolved, that a non-binding advisory vote of the Company’s stockholders to approve, on an advisory basis, the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative disclosure, in the proxy statement of the Company for the annual meeting of stockholders of the Company at which such advisory vote is to occur, be held every year, every other year or every three years, or abstain.”
The board of directors has recommended that stockholders approve that we conduct an advisory vote on executive compensation annually. We believe that an annual review of our executive compensation practices will be better aligned with stockholder interests as it allows us to obtain information on stockholders’ views of the compensation of our named executive officers on a more consistent basis. It also allows us to engage in regular dialogue with our stockholders on corporate governance matters, including our executive compensation philosophy, policies and programs. For these reasons, we believe that stockholders should support an annual advisory vote on executive compensation.

The option of one year, two years or three years that receives the highest number of votes cast by the stockholders will be the frequency for the advisory vote on named executive officer compensation that has been selected by stockholders. However, because this is an advisory vote, this proposal is not binding upon the Company in any way and the compensation and management development committee and the board of directors may decide that it is in the best interests of stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by the stockholders. The compensation and management development committee, which is responsible for designing and administering our executive compensation program, and the board of directors value the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when making a decision about the frequency of future advisory votes on executive compensation.
Vote Required
The option that receives the highest number of votes cast by stockholders will be the advisory vote frequency selected by stockholders. However, as noted above, the voting on this proposal is advisory. Not later than 2023, we will have another vote to determine the frequency of this advisory vote.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THE SELECTION OF ONE YEAR AS THE
STOCKHOLDERS’ PREFERENCE FOR THE FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED AN
ADVISORY VOTE ON OUR EXECUTIVE COMPENSATION PROGRAM

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Compensation Discussion and Analysis
Our Compensation Discussion and Analysis (“CD&A”) describes the objectives and elements of our executive compensation program, its alignment with performance, the 2016 compensation decisions regarding our named executive officers and other actions of the compensation and management development committee.
Executive Summary
Overview
Our compensation program for named executive officers is intended to

•	support the execution of our business strategy and long-term financial objectives;

•	attract, incentivize and retain a talented team of executives who will provide leadership for our success in dynamic, competitive markets and products, using balanced performance metrics;

•	align performance with the creation of long-term stockholder value and returns; and

•	reward executives for contributions at a level reflecting the Company’s performance as well as their individual performance.
Our compensation and management development committee has designed our executive compensation program based on principles that reflect these objectives. These principles have contributed to our strong performance and rewarded executives appropriately.
In 2015, we updated our strategic plan to enhance the overall growth of the Company. This strategic plan builds upon the Company’s complementary Acetyl Chain and Materials Solutions cores, our low-cost, global manufacturing and commercial networks and distinct value creation models, coupled with our commitment to social responsibility, safety and environmental stewardship. The Acetyl Chain’s fully-integrated model allows us to leverage our technology advantage and global network to adapt to changing demand trends and global tradeflows. The Materials Solutions core is driving growth via the opportunity pipeline, where we engage closely with our customers and meet their most pressing needs by combining the broadest materials portfolio with our market knowledge and application expertise. Our long-term objectives are to deliver annualized earnings and cash flow growth such that we consistently rank among the top tier chemical companies. We believe achieving these objectives will significantly increase stockholder value.
Named Executive Officers
Our named executive officers for 2016 (“named executive officers” or “NEOs”) are:

Named Executive Officer	Title (as of December 31, 2016)
Mark C. Rohr	Chairman, Chief Executive Officer and President
Christopher W. Jensen	Senior Vice President, Finance and Chief Financial Officer
Patrick D. Quarles	Executive Vice President and President, Acetyl Chain and Integrated Supply Chain
Scott M. Sutton	Executive Vice President and President, Materials Solutions
Gjon N. Nivica, Jr.	Senior Vice President & General Counsel

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2016 Performance Highlights
As described more fully below, 2016 was a year with both anticipated and significant unanticipated headwinds. As a result, net sales were down year-over-year. However, the strength of our business models in Materials Solutions and the Acetyl Chain enabled us to grow profitability in a low growth and deflated raw material pricing environment. We also continued to build on our productivity initiatives to further support profitability. Our resilient performance and commitment to return cash to stockholders contributed to a one-year total stockholder return of 19.4%, which was higher than the S&P 500 index return of approximately 12% for the year.

We believe the performance goals that drive our compensation program for the named executive officers were instrumental in helping us achieve strong financial performance in 2016 despite structural changes in the acetate tow industry, the significant China slowdown and slower growth in the remainder of Asia, and a difficult pricing environment due to low raw materials costs.

•	Our net sales were $5.4 billion in 2016, down 5% from 2015.

•	We generated net earnings of $906 million in 2016, up 218%, in part due to a non-recurring contract termination payment in 2015, while Adjusted EBIT(1) was $1.3 billion in 2016, up 3.4% from 2015.

•
GAAP diluted earnings per share was $6.19, up 208%, while adjusted earnings per share(2) was $6.61, an increase of 9.8% over 2015, primarily due to an increase in net earnings, as volumes grew year over year, productivity initiatives and a reduction in outstanding share count.

______________________________

(1)
Adjusted EBIT is a non-GAAP financial measure (“Adjusted EBIT”) that we define as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense and taxes, and further adjusted for Certain Items. See “Exhibit A” to this Proxy Statement for additional information concerning this performance measure and a reconciliation of this measure to net earnings, the most comparable U.S. GAAP financial measure.

(2)
Adjusted earnings per share or Adjusted EPS is a non-GAAP financial measure that we define as earnings (loss) from continuing operations attributable to Celanese Corporation, adjusted for income tax (provision) benefit, Certain Items, and refinancing and related expenses, divided by the number of basic common shares and dilutive restricted stock units and stock options calculated using the treasury method. See “Exhibit A” to this Proxy Statement for additional information concerning this performance measure and a reconciliation of this measure to diluted earnings per share, the most comparable U.S. GAAP financial measure.

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Executive Compensation

•	Cumulative total stockholder return(3) over the prior one-, three- and five-year periods was 19.4%, 50.4% and 91.0%, respectively.

•
Our cash flow from operations was $893 million, up 3.6% from 2015, while our free cash flow(4) was $623 million up 12.1% from 2015, after making a $300 million voluntary contribution to our US pension in 2016.

•	During 2016, we returned a record $701 million to stockholders:

◦
We increased the rate of our quarterly cash dividend per share by 20% and paid an aggregate of $201 million in cash dividends. We have paid cash dividends for 47 consecutive quarters and the compound average rate of increase in the dividend per share has been approximately 20% annually since 2009.

◦	We repurchased $500 million of our Common Stock under our previously announced stock repurchase program.

◦	We have returned $3.0 billion to stockholders since 2005 in the form of common stock cash dividends and share repurchases.

•
As evidence of our financial performance, our debt ratings were upgraded to Investment Grade status by both Moody’s and Standard & Poor’s in 2016. This upgrade underscores the success we have had in transforming our business, significantly growing our earnings and cash flow and delevering our balance sheet.

______________________________

(3)	Cumulative stock price appreciation plus dividends, with dividends reinvested.

(4)
Free cash flow is a non-GAAP financial measure that we define as net cash provided by (used in) operations, less capital expenditures on property, plant and equipment, and adjusted for capital contributions from or distributions to our partner in our Texas methanol joint venture. See “Exhibit A” to this Proxy Statement for additional information concerning this liquidity measure and a reconciliation of this measure to cash flow from operations, the most comparable U.S. GAAP financial measure.

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Rigorous Performance Goals for 2016
In February 2016, we established our 2016 annual incentive plan, which uses Adjusted EBIT as the primary financial performance measure, as well as working capital and three stewardship performance measures. Also in 2016, we implemented a new long-term incentive plan design, as described more fully below (the “2016 LTIP”), under which we awarded performance-based restricted stock units (“PRSUs”) to each of our named executive officers. The PRSUs become earned based on our achievement of Adjusted EPS growth and return on capital employed goals for a three-year performance period (2016-2018), instead of two years under prior awards, and require continued service with the Company through February 2019. Time-vested RSUs were also awarded to the named executive officers (other than the CEO) in this transition year to the new award design. See “Our Response to the 2016 Advisory Vote and Stockholder Feedback” and “2016 Compensation Decisions” below.
When the compensation and management development committee set the performance hurdles for the 2016 annual incentive plan and the 2016 LTIP, they considered our strategic and financial plans and the headwinds facing the Company as a result of

•	the broad implications of a low feedstock environment and the associated impact on global growth in general;

•	the potential impact of changes in the Euro:Dollar exchange rates;

•	structural changes in the acetate tow industry; and

•	the impact of several planned plant turnarounds.
These headwinds were only partially balanced by anticipated benefits to Engineered Materials from the pipeline model and productivity efforts.
As a result of these Company-specific challenges and the overall economic and currency market environment, the compensation and management development committee set Adjusted EBIT hurdles for the Company under our 2016 annual incentive plan as follows:

	2015	Percentage Y-o-Y Improvement for 2016 Annual Incentive Plan Payout
Metric	Actual	Threshold	Target	Superior
Adjusted EBIT(1)	$1,236 million	0%	4%	12%
(1) See “Exhibit A”.
The working capital as a percentage of net sales level required to achieve a superior level of performance was set at a level on par with the top quartile of chemical companies in the Dow Jones Chemical Index. The required level for target performance was maintained from the prior year because it is substantially higher than median performance of other chemical companies in the index.
The stewardship metrics were also made more difficult to achieve with the injury level for target performance for employee/contractor injuries being reduced 35%, and the level of performance for target process safety and environmental releases being reduced by 30% and 20%, respectively, over the prior two-year average. Also, the hurdle for an indoor process safety incident was lowered from 50% of the outdoor threshold quantity to 10% of threshold quantity for major incidents.
In addition, for reasons similar to those mentioned above, the compensation and management development committee set the target Adjusted EPS hurdle for the 2016 LTIP (a combined level of Adjusted EPS for 2016, 2017 and 2018) at a level that reflects positive growth over the prior year.

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2016 Payouts Aligned to Performance
As described more fully below, our Adjusted EBIT for 2016 represented 3.4% growth over the prior year, our working capital as a percent of net sales exceeded target at 16.1%, and our aggregate performance on the stewardship metrics exceeded target. Based on such performance and the formula under the 2016 annual incentive plan, the compensation and management development committee approved a 106% payout under the plan and established individual performance modifiers for the named executive officers as described more fully below.
Also, the performance of the 2015 LTIP (PRSUs granted in 2015) was determined to be at threshold (34% of target payout), based on actual 2015-2016 Adjusted EBIT and Net Sales against goals, reflecting lower profitability in 2016 from Spring 2015 estimates. Performance for the 2016 LTIP will be determined in 2019 after the end of the three-year performance period.
Our Response to the 2016 Advisory Vote and Stockholder Feedback
In 2016, stockholders continued their strong support of our executive compensation programs with 98% of the votes cast for approval of the “say-on-pay” proposal at the 2016 Annual Meeting of Stockholders. Nevertheless, consistent with its strong interest in stockholder engagement, communication and transparency, the compensation and management development committee has continued to examine our executive compensation program to assure alignment between the interests of our senior executives and stockholders, and will consider the outcome of the 2017 vote when making future compensation decisions for executive officers.
During 2015, we conducted a number of workshops with the board, the compensation and management development committee and the independent compensation consultant concerning the design of our incentive compensation plans, in part in response to comments from stockholders. Based on this review, we made a number of changes to our incentive compensation plan design that we put into effect for 2016.
Beyond consideration of the annual “say-on-pay” vote, the Company regularly engages with stockholders to better understand their perspectives. During 2016, we contacted stockholders collectively owning more than 60% of our shares and held one on one or group discussions with stockholders collectively owning more than 50% of our shares on topics such as corporate strategy, cash deployment, executive compensation and governance matters. These discussions provided valuable insights into our stockholders’ views on executive compensation programs and corporate governance practices, some of which are highlighted in the table below. We continue to actively seek feedback from our investors, listen to their concerns, and make appropriate changes to our compensation plans. Additional information about stockholder engagement is included on page 25.

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What we heard	Our response and changes we made	When effective
Long-term incentive plan
Long-term incentive plan has a two-year performance period. Some investors prefer three.	The performance-based restricted stock unit award under our 2016 long-term incentive plan has a three-year performance period.	Long-term incentive awards for 2016
Long-term incentive plan does not include a performance measure based on return on assets, capital or similar. Some investors prefer that we add a return measure.
The performance-based restricted stock unit award for 2016 is earned based on adjusted earnings per share (an earnings measure) and return on capital employed (a return measure). In addition, the payout on the earnings measure will be limited if the Company’s three-year relative total stockholder return is in the bottom quartile of the S&P 500 Index.
Long-term incentive awards for 2016
Long-term incentive award includes an alternative performance feature (i.e., failing to obtain a payout in the primary performance measure, a threshold payout can be earned if a different performance measure is satisfied).
	The 2016 long-term incentive award does not include an alternative performance measure feature.	2016 and thereafter
In February 2016, as described above, the compensation and management development committee established our 2016 annual incentive plan, which uses Adjusted EBIT and working capital as a percentage of net sales as the primary financial performance measures. Also in February 2016, as described above, the compensation and management development committee awarded PRSUs to each of our named executive officers under our 2016 long-term incentive plan, using the new award design. The PRSUs generally require continued service with the Company through February 2019. The PRSUs settle in shares of Common Stock to the extent vested and, accordingly, further our goal to align the interests of our named executive officers with the long-term interests of our stockholders. The following table describes the principle changes made to the design of our performance-based equity awards by the compensation and management development committee from 2015 to 2016.

Changes in Terms of Performance-Based Equity Awards
Feature	2015	2016
Form of award	Performance-vesting restricted stock unit	Performance-vesting restricted stock unit
Performance period	Two years	Three years(1)
Performance measure(s)	Adjusted EBIT (earnings measure)	Adjusted EPS (70%) (earnings measure) and ROCE(2) (30%) (return measure)
Maximum payout	200% x target	200% x target
Performance limits based on Company stock performance	No	The payout on the Adjusted EPS component is limited if the Company’s relative total stockholder return (TSR) is in the bottom quartile of the S&P 500 index companies
Dividends on unvested awards	No	No
Alternate performance measure	Yes	No

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(1)
Moving the performance period for the PRSUs from two years to three years beginning in 2016 created a one-year gap in pay opportunity for the named executive officers.  In order to fill this gap, and consistent with our program objectives of encouraging retention of key leaders and alignment with long-term stockholder interests, the compensation and management development committee approved for 2016 an additional grant of time-based restricted stock units (“RSUs”) vesting at the end of three years following the grant date to each of the NEOs except the CEO.  Certain of the NEOs also received time-based RSUs for retention purposes. See “2016 Compensation Decisions – Long-Term Incentive Compensation.”

(2)
Return on capital employed (ROCE) is defined as Adjusted EBIT divided by capital employed, which is the beginning and end-of-year average of the sum of property, plant and equipment, net; trade working capital (calculated as trade receivables, net plus inventories less trade payables - third party and affiliates); goodwill; intangible assets, and investments in affiliates, adjusted to eliminate noncontrolling interests.

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Executive Compensation

We Follow Compensation Governance Best Practices
The compensation and management development committee and management periodically review the compensation and benefit programs for our named executive officers and other employees to align them with our philosophy and objectives. Accordingly, the Company has adopted a number of practices over the last several years that favorably affect our executive compensation program:

What We Do

ü	100% independent directors on our compensation and management development committee
ü	Conduct an annual ”say-on-pay” advisory vote for stockholders
ü	Provide a significant proportion of NEO compensation in the form of performance-based compensation
ü	Pay for performance, including using a high percentage of performance stock units for the annual equity grant to align interests with stockholders
ü	Use appropriate comparator group when establishing compensation
ü	Balance short- and long-term incentives, aligning long-term incentives with stockholder returns
ü	Include caps on individual payouts in incentive plans
ü	Include a clawback policy in our long-term incentive plans
ü	Market-aligned stock ownership guidelines requiring CEO to hold 6x base salary (3x for other NEOs)
ü	Use double-trigger vesting for change in control in our long-term equity awards (i.e., participant must have been terminated after the event to receive benefits)
ü	Condition grants of long-term incentive awards on execution of a non-solicitation / noncompetition agreement
ü	Mitigate undue risk taking in compensation programs
ü	Use of an independent executive compensation consultant reporting to the committee
ü	Process for reviewing executive compensation consultant and advisor independence

What We Don’t Do

X	Anti-hedging and anti-pledging provisions included in our Insider Trading Policy
X	No change in control excise tax ”gross-up” agreements
X	No excessive perquisites
X	No tax ”gross-ups” for perquisites, except for relocation benefits (for all employees)
X	No employment agreements
X	No stock option repricing, reloads or exchange without stockholder approval
X	No dividend equivalents on unvested equity awards
In addition to maintaining good corporate governance, we have designed our annual incentive plan and long-term incentive plans to be aligned with best practices that mitigate against excessive risk. See “Compensation Risk Assessment”.

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Executive Compensation

Compensation Philosophy and Elements of Pay
Compensation Philosophy
Our focus is to deliver continued earnings growth and superior value creation for our stockholders. To that end, we have adopted a pay-for-performance compensation program that is designed to reward executives for superior company and individual performance through awards of annual and long-term incentives. At the same time, these programs are intended to be sufficiently competitive with our compensation peer companies so as to also attract and retain highly qualified personnel. We believe that our current compensation program is both attractive to our executives and aligned with the best interests of our stockholders. Our compensation and management development committee has designed our executive compensation program based on principles that reflect these objectives. These principles have contributed to our strong performance and rewarded executives appropriately.
Compensation Objectives
The objectives of our compensation program are to provide pay that is competitive, performance-based, aligned with the interests of our stockholders, and focused on attracting, rewarding and retaining talent as described below:

•
Competitive – pay should be set at a level for the role that is competitive to our peers with whom we compete for talent, is equitable among our executive officers, and recognizes the knowledge, skills and attributes of our executive officers;

•	Performance-based – pay should reward individual and Company performance when pre-established short- and long-term goals are met or exceeded and provide for consequences when such targets are not met;

•	Aligned with Stockholders – incentive plans should encourage long-term increases in stockholder value; and

•	Focused on Talent – pay should be designed to attract, motivate and retain key executives.

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Executive Compensation

Elements of Compensation
The table below summarizes the current elements of our compensation program for named executive officers and how each element supports the Company’s compensation objectives:

Compensation Element	Description		Competitive	Performance- Based	Stockholder Alignment	Talent Focus

Base Salary (refer to page 49)	•	Fixed level of compensation	ü			ü

Annual Incentive Plan (Bonus) (refer to page 50)	•	Performance-based, cash incentive opportunity	ü	ü	ü	ü
■ 2016 plan measures are Adjusted EBIT, working capital as a percentage of net sales, and stewardship metrics (injuries, process safety and environment)

Long-Term Incentive Awards (refer to page 53)

Performance- based Restricted Stock Units	•	Performance-based, long-term equity incentive plan	ü	ü	ü	ü
■ 2016 plan measures are Adjusted EPS and ROCE(2) over a three-year performance period (2016-2018), with a limit on the Adjusted EPS payout if relative total stockholder return is below a threshold

Stock Options(1)	•	Variable pay based on increases in our stock price over time	ü	ü	ü	ü

Time-based Restricted Stock Units(1)	•	Awards vest over minimum three-year term	ü	ü	ü	ü

Restricted Stock Awards(1)	•	Awards vest over minimum three-year term	ü	ü	ü	ü

Retirement Plans (refer to pages 57 and 69)	•	Celanese Americas Retirement Savings Plan	ü			ü
	•	Celanese Americas Supplemental Retirement Savings Plan	ü			ü
	•	Celanese Americas Retirement Pension Plan(3)	ü			ü

Severance Arrangements (refer to page 72)	•	Executive Severance Benefits Plan	ü			ü
	•	Change in Control Agreement	ü		ü	ü

(1)	Available for grant to new hires and in special circumstances.

(2)	See “Executive Summary – Our Response to the Advisory Vote and Stockholder Feedback“ and ”Exhibit A”.

(3)	Plan frozen as of December 31, 2013 except for interest accruals. See “2016 Pension Benefits Table”.

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Executive Compensation

Setting Total Compensation

Our compensation-setting process consists of establishing overall target total compensation for each named executive officer and then allocating that compensation among base salary, annual incentive plan awards, and long-term incentive awards. While no specific formula is used to determine the allocation between cash and equity-based compensation, when allocating these compensation elements, we utilize a compensation mix more heavily weighted towards variable and incentive compensation. The compensation and management development committee believes that the CEO’s compensation should be the most heavily weighted towards variable and long-term incentive awards to align his compensation with stockholder interests. Accordingly, 100% of our CEO’s 2016 annual long-term incentive award (which accounted for about 69% of his total targeted compensation) was allocated to PRSUs, and about 87% of his total targeted compensation was variable.

To establish the appropriate target level of compensation for the CEO and each named executive officer, each compensation element is reviewed by the compensation and management development committee against market data for the role for our compensation comparator group provided by the compensation and management development committee’s independent compensation consultant. The compensation and management development committee’s philosophy is to target each executive officer’s compensation to be generally at the median of, and also competitive with, members of our comparator group for target total annual cash compensation (base salary plus target annual incentive plan award) and target total direct compensation (total annual cash compensation plus the grant value of long-term incentive awards). When proxy data from the comparator group did not fully align with the titles or duties of our named executive officers (i.e., for Messrs. Quarles and Sutton), then general industry compensation survey data was also presented by the independent compensation consultant. Since a majority of the total compensation of our executive officers is performance-based and, therefore, “at risk”, actual compensation is determined by Company performance and individual performance against pre-established objectives. To the extent that we exceed our annual performance targets and an executive officer significantly exceeds individual performance objectives, our compensation program is designed to reward such executive officer by paying total compensation greater than the median level of the comparator group. To the extent that we do not achieve our annual performance targets or an executive officer’s individual performance does not meet expectations, our compensation program is designed to reduce the amount of total compensation received by such executive officer.
Setting compensation targets based on comparative market and industry data is intended to ensure that our compensation practices are competitive in terms of attracting, rewarding and retaining executives. In addition, because each executive officer’s target compensation is set by reference to persons with similar duties at companies in our comparator group, the compensation and management development committee does not establish any fixed relationship between the compensation of the CEO and that of any other executive officer. Internal pay equity among the other executive officers is also considered when setting compensation targets. The level of responsibility, scope of role and impact to the organization are all taken into consideration.
Although the compensation and management development committee strives to set executive compensation at levels that are competitive with the comparator companies, it does not rigidly adhere to a particular target in determining executive compensation. Any executive officer’s total compensation may vary from the targets due to various other factors, including exceptionally strong or weak Company performance, or particularly strong or weak individual performance, over the prior year. The compensation and management development committee also takes

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into account additional individual factors when establishing total executive compensation levels, including an executive’s position within the Company, level of experience, tenure and need for retention.
Our Compensation Comparator Group
As noted above, the compensation and management development committee’s independent compensation consultant provided an analysis of compensation data and practices from a select group of peer companies in the chemical industry. The compensation and management development committee, with the assistance of the independent compensation consultant, identified the companies to be included in the comparator group.

How the comparator group was chosen		How we use the comparator group

ü	Comparable size based on revenue	ü	As an input in developing base salary ranges, annual incentive targets and long-term incentive award ranges
ü	Major global operations
ü	Chemical industry participant	ü	To assess competitiveness of total direct compensation
ü	Market capitalization	ü	To benchmark the form and mix of equity
ü	Number of employees	ü	To evaluate share utilization (overhang levels and run rate)
ü	Complexity of business	ü	To benchmark share ownership guidelines
ü	Comparable NEO roles and responsibilities	ü	As an input in designing compensation plans, benefits and perquisites

The comparator group used by the compensation and management development committee in setting pay for 2016 was as follows:*

Air Products & Chemicals, Inc.	Huntsman Corp.
Albemarle Corporation	Monsanto Company
Ashland Inc.	PPG Industries Inc.
Eastman Chemical Co.	Praxair Inc.
Ecolab Inc.	RPM International Inc.
FMC Corp.	Valspar Corporation

* Rockwood Holdings Inc. was acquired by Albemarle Corporation on January 12, 2015 and ceased to be used as a member of the comparator group thereafter. Cytec Industries Inc. was acquired by Solvay Group effective December 31, 2015 and ceased to be used as a member of the comparator group thereafter.

During 2016, after pay setting, the compensation and management development committee reviewed the comparator group and, based on a recommendation from the independent executive compensation consultant, determined to make minor modifications that would impact the comparator group and pay setting for 2017. Axalta Coating Systems Ltd., PolyOne Corporation, and The Sherwin-Williams Company were added. Valspar Corporation had announced plans to be acquired by Sherwin-Williams and was removed.
2016 Compensation Decisions
Base Salary
The compensation and management development committee annually reviews and approves the base salaries for the CEO and each of the other named executive officers. In making a determination of the appropriate level of an executive officer’s base salary, the compensation and management development committee considers a number of factors, including (i) the scope, complexity, and financial or business impact of the executive’s position, (ii) the executive’s level of expertise, experience and individual performance, (iii) how the executive’s base salary compares

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to that of the Company’s other executives, and (iv) how the executive’s base salary compares to the base salary of similarly-situated executives at companies in our peer group or in compensation surveys we review. As a result of these factors, base salaries may actually be set higher or lower than the median level of similarly-situated executives at companies in our comparator group, when appropriate.
Each of our named executive officers received base pay increases effective in March 2016, in amounts ranging from 3% to 16%, based on the compensation and management development committee’s application of the above factors and expansions in roles for the new year.
Annual Incentive Plan Awards
Plan Summary
A target annual incentive plan award, expressed as a percentage of annual base salary, is set for each named executive officer based on the market data for his or her position and his or her level within the organization. Target bonus percentages for each named executive officer are shown in the chart below. For 2016, the actual annual incentive plan award that an executive officer could receive ranged from 0% – 300% of his or her target annual incentive plan award based on our achievement of certain business, financial and stewardship performance targets and the achievement by the executive officer of personal objectives established for him or her at the beginning of the year. Each performance measure has a threshold, target and superior level, and failure to achieve threshold performance on any performance measure produces a zero payout for that measure, regardless of the individual results. See page 52 for the detailed performance measures and performance levels for 2016. An individual performance modifier for each executive officer (other than the CEO) is recommended to the compensation and management development committee by our CEO after the end of the fiscal year, based on his assessment of the satisfactory completion of the various individual objectives. The formula for determining the actual payout for each executive officer is as follows:
Eligible earnings is defined as the actual amount of base pay that is earned for the year. This amount includes any base salary adjustments that might have been made throughout the year. The annual incentive plan award is paid in March of the year following the performance period.
For 2016, the target annual performance bonus award for each of the named executive officers was as follows:

Named Executive Officer	Target Annual Incentive Plan Bonus (% of Base Salary)
Mark C. Rohr	135%
Christopher W. Jensen	80%
Patrick D. Quarles	80%
Scott M. Sutton	80%
Gjon N. Nivica, Jr.	70%

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Executive Compensation

Company Goals and Objectives

The 2016 annual incentive plan awards were based on our achievement of incremental levels of Adjusted EBIT, a working capital component, and stewardship goals relating to occupational and process safety and the environment. Within each of these performance metric areas, there are three incremental performance levels, which are referred to internally as threshold, target and superior. The target level for all metrics is set at amounts that generally reflect our internal, confidential business plan at the time the awards are established, and take into account known headwinds / tailwinds and economic conditions. These goals generally require a high level of performance over the one-year performance period to be achieved. Threshold and superior levels are set as a percentage of target (except for the stewardship goals, which for 2016 are set in absolute incidents) and are designed to provide a smaller award for lower levels of acceptable performance (threshold) as well as to reward exceptional levels of performance (superior).

Rewarding Performance that Drives Business Success

The annual incentive plan encourages executive officers to focus on financial performance for the fiscal year by basing 85% of the award on the following metrics:

• Adjusted EBIT
• Working Capital

Performance Assessment
The compensation and management development committee believes that individual performance goals are appropriate instruments for measuring individual contributions to strategic corporate initiatives and therefore the individual performance modifier is a key component to the annual incentive plan decision.
At the beginning of each fiscal year, the CEO and the compensation and management development committee jointly set the annual, individual performance objectives for the CEO. Performance against goals is reviewed throughout the year on a periodic basis. The principle individual performance objectives for the CEO during 2016 included the following:

•	Achieve Adjusted EPS, Adjusted EBIT, free cash flow, working capital, return on capital employed and stewardship targets;

•	Develop a cash management plan in order to achieve M&A funding and returns to stockholders objectives;

•	Further develop pipeline management for the Materials Solutions core;

•	Increase safety awareness;

•	Expand our internal understanding and awareness in the areas of diversity and inclusion; and

•	Expand our corporate responsibility in the areas of community outreach and volunteerism.
At the end of the fiscal year, the CEO submits to the compensation and management development committee and the full board a performance self-assessment. The performance assessment is based on factors such as achievement of company and individual objectives and contributions to our financial performance. Individual performance of the CEO is used by the compensation and management development committee in consideration of merit increases in base salary and the individual performance modifier on the annual incentive plan.
At the beginning of each fiscal year, each named executive officer (excluding the CEO) jointly sets their annual, individual performance objectives with the CEO, subject to review and approval by the compensation and management development committee. Individual performance objectives for the other named executive officers in 2016 included the achievement of Adjusted EBIT, working capital and stewardship objectives compared to target goals. They also included specific objectives related to execution against critical corporate initiatives and our strategic plan, cost reduction, human resource development and leadership alignment. At the end of the fiscal year, the CEO conducts a final review with each of his direct reports, including each named executive officer, and rates their performance. The CEO then submits to the compensation and management development committee a performance assessment and compensation recommendation for each of the named executive officers. The performance evaluations are based on factors such as achievement of company and individual objectives and contributions to our financial performance. Individual performance of the named executive officers is used by the

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CEO and the compensation and management development committee in consideration of merit increases in base salary and the individual performance modifier on the annual incentive plan award.
The compensation and management development committee reviews and evaluates the CEO’s self-assessment of performance against objectives and, with input from the full board and the independent compensation consultant, determines in executive session the individual performance modifier assigned to the CEO for the recently completed year and base salary adjustments for the new year. The compensation and management development committee reviews and approves the base salary adjustments and the individual performance modifiers for the other named executive officers, based in part on recommendations by the CEO. The compensation and management development committee’s assessment of each named executive officer’s performance relative to Company and personal objectives was communicated to the executive.
In setting the CEO’s individual performance modifier for 2016 at 120%, the compensation and management development committee considered a number of the CEO’s accomplishments in 2016, including:

•	Executing on all aspects of the financial plan which led to record setting levels of adjusted earnings per share and free cash flow (before a pension contribution);

•	Returned $700 million to stockholders through dividend increases and repurchases of shares, together with annual total stockholder return of 19.4%;

•	Held top leaders accountable to take leadership roles in creating a strong culture of diversity and inclusion;

•	Record stewardship results in the areas of process safety and environmental events;

•	Exceeded pipeline closes in the Materials Solutions core; and

•	Increasing volunteerism across Celanese with employees investing over 120,000 hours of their time in the communities we work and live in.
Based on the compensation and management development committee’s evaluation of company and individual performance, it awarded annual incentive plan awards for 2016 for the CEO and the remaining executive officers, which are shown in the “2016 Summary Compensation Table” below under the “Non-Equity Incentive Compensation” column.
2016 Performance Summary
The threshold, target and superior performance levels, as well as the actual performance levels and corresponding payout percentages, for the performance measures used in the 2016 annual incentive plan, which were approved by the compensation and management development committee, were as follows:

Metric	Weighting	Threshold	Target	Superior	Actual	Achvmt	Payout %
Adjusted EBIT(1)	65%	0%	4%	12%	3.4%	89%	58%
Working Capital as % of net sales(2)	20%	17.6%	16.6%	15.6%	16.1%	137%	28%
Stewardship:
Occupational Safety(3)	5%	19	18	16	20	—%	—%
Process Safety(4)	5%	16	15	14	13	200%	10%
Environment(5)	5%	7	6	5	2	200%	10%
Aggregate business performance modifier							106%

(1)
For purposes of calculating the 2016 annual incentive plan award, Adjusted EBIT is defined as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, refinancing expense and taxes and further adjusted for Certain Items. See “Exhibit A”. The percentages for Threshold, Target and Superior reflect the required percentage improvement over the prior year’s Adjusted EBIT of $1.236 billion.

(2)
For purposes of calculating the 2016 annual incentive plan award, the working capital component is defined as (a) third-party accounts receivable plus (b) inventory less (c) third-party accounts payable (exclusive of amounts payable in regard to the

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construction of our Clear Lake methanol plant) divided by (d) net sales, computed monthly and compared with monthly targets. The table reflects the full year average of the monthly results compared to the targets.

(3)
For purposes of calculating the 2016 annual incentive plan award for occupational safety, the number of Company injuries is expressed as actual recordable incidents and lost time injuries of our employees and on-site contractors world-wide.

(4)
For purposes of calculating the 2016 annual incentive plan award, process safety includes the actual number of incidents of major plus serious loss of primary containment (defined as a release of greater than 10% of process safety quantity).

(5)
For purposes of calculating the 2016 annual incentive plan award, environment stewardship includes the actual number of serious and major chemical releases into the environmental (defined as a release that is greater than 20% of the reportable quantity).

Long-Term Incentive Compensation
Philosophy
In furtherance of our long-term compensation strategy, we offer a compensation mix that provides appropriate incentives to meet our objectives of providing competitive pay packages for talented executives, delivering compensation that is performance-based, and aligning management’s interests with those of stockholders. As described above in the “Elements of Compensation” table, long-term incentives in the form of equity awards support our compensation objectives and are consistent with our overall strategy to attract, motivate, reward and retain top performers. Since 2009, the compensation and management development committee has annually granted (except in 2012) overlapping long-term incentive awards to our executive officers to provide them with personal financial motivation to help us reach our longer-term goals. In addition to providing the officer with a long-term stake in our success, we believe these awards serve as a significant retention tool to dissuade them from leaving the Company. The Company makes these awards under our 2009 Global Incentive Plan (the “2009 GIP”), which our stockholders most recently approved in 2012.
As discussed under “Setting Total Compensation” above, the total award value for the long-term incentives is determined by the compensation and management development committee each year in its discretion as part of setting total annual compensation, taking into account market data from our comparator group and, where the comparator group did not have corresponding executives with similar roles, then from survey data. The award value is then divided by the grant date fair value of the award to determine the number of units actually awarded. The starting value for the award, however, does not represent the actual compensation the named executive officer will realize. These awards are intended to focus the named executive officers on future company performance, and the actual value realized by a named executive officer will depend on our performance over time and the named executive officer’s continued employment with the Company. See “2016 Grants of Plan–Based Awards Table” for additional information.
Awards Granted in 2015
Our long-term incentive award granted in February 2015 was a performance restricted stock unit based on Adjusted EBIT(1) and, alternatively, Operating EBITDA, earned over a two-year performance period (2015 and 2016), as described in prior Proxy Statements. As noted in the table below, the combined level of Adjusted EBIT failed to achieve threshold performance; however, the award will pay out at 34% of the target amount because Operating EBITDA(1) for the performance period exceeded 5% of Net Sales for such period as provided in the award. The award will pay out one-half in each of Q1 2017 and 2018. This is the last outstanding equity award with an alternative performance feature.

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Performance compared to targets is shown below:

Year	Performance Measure (1)	Threshold(2)	Target(2)	Superior(2)	Actual(2)	Payout(3)
2015 + 2016	Adjusted EBIT	$2,536	$2,613	$2,747 or more	$2,514	—%
2015 + 2016	Operating EBITDA	$553	-	-	$3,081	34%

(1)	See “Exhibit A” for definitions and additional information.

(2)	Dollars in millions.

(3)
The threshold Adjusted EBIT hurdle was not achieved; however, the Company’s Operating EBITDA for the performance period exceeded 5% of Net Sales for such period, and thus the award paid out at 34% of target.

Awards Granted in 2016
Annual Performance Award. For 2016, the compensation and management development committee approved a new long-term incentive plan design (the “2016 LTIP”) under the 2009 GIP pursuant to which awards of PRSUs were made to our named executive officers. For additional information about these awards and differences from the prior award design, see “Executive Summary – Our Response to the 2016 Advisory Vote and Stockholder Feedback”. PRSUs granted on February 3, 2016 facilitate stock ownership and will vest on February 15, 2019, subject to adjustment (0-200% of targeted amount) based on the Company’s achievement of target levels of adjusted earnings per share and return on capital employed during a three-year performance period (2016-2018) as described in the following table:

		Payout Level
	Metric Weighting	Below Threshold	Threshold	Target	Superior
Adjusted EPS(1) Growth	70%	0%	50%	100%	200%(2)
Return on Capital Employed(1)	30%	0%	50%	100%	200%

(1)
Adjusted EPS is defined by the Company as earnings (loss) from continuing operations attributable to Celanese Corporation, adjusted for income tax (provision) benefit, Certain Items, and refinancing and related expenses, divided by the number of basic common shares and dilutive restricted stock units and stock options calculated using the treasury method. Return on Capital Employed (ROCE) is defined as Adjusted EBIT divided by capital employed, which is the beginning and end-of-year average of the sum of property, plant and equipment, net; trade working capital (calculated as trade receivables, net plus inventories less trade payables - third party and affiliates); goodwill; intangible assets, and investments in affiliates, adjusted to eliminate noncontrolling interests. See “Exhibit A” for definitions and additional information.

(2)	The payout on the earnings growth measure will be limited if the Company’s three-year relative total stockholder return is in the bottom quartile of the S&P 500 Index.
February 2016 ”Gap” Award. Also, each of our key leaders, including the named executive officers, other than the CEO, received a special, one-time restricted stock unit (RSU) award in February 2016 as part of the design change in the 2016 LTIP. Extending the performance period for the 2016 PRSUs from two to three years creates a one-year gap in pay opportunity for the named executive officers. These one-time RSU awards are intended to partially compensate for this gap. The RSUs for the named executive officers cliff-vest on February 15, 2019 based on continued employment with the Company. The compensation and management development committee believes that these awards are consistent with our program objectives of encouraging retention of key leaders and alignment with long-term stockholder interests.
December 2016 Retention Award. In addition, in December 2016, the compensation and management development committee made an additional, one-time special RSU award to Messrs. Jensen, Quarles and Sutton, as key leaders to ensure continued retention and engagement and to recognize current and expected contributions of the executives beyond what is entailed in their existing roles. These RSUs vest in equal annual installments over the three-year period following the grant date based on the executive’s continued employment with the Company. The

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compensation and management development committee determined the amount of these awards in its discretion, taking into account past compensation practices and to enhance alignment with stockholder value creation over the next several years.
Awards Granted in 2017
In February 2017, the compensation and management development committee approved a long-term incentive plan (the “2017 LTIP”) under the 2009 GIP pursuant to which awards of PRSUs were made to our named executive officers. The 2017 LTIP consisted solely of a PRSU with the same performance measures and general features as the PRSU granted under the 2016 LTIP.
Pay Parity
The disparities in Mr. Rohr’s total compensation as compared to that of the other named executive officers exist because his responsibilities are greater and his ability to impact the future of the Company is greater. The average total direct compensation (base salary, actual annual incentive plan award and grant date fair value of long-term incentives) awarded to the named executive officers was 44.7% of the total compensation of the CEO; Mr. Jensen’s, Mr. Quarles’, Mr. Sutton’s, and Mr. Nivica’s total compensation consisted of 42.2%, 46.0%, 66.8%, and 23.7% of Mr. Rohr’s total compensation, respectively. The compensation and management development committee believes that these compensation relationships effectively reflect each named executive officer’s level of responsibility and our core compensation philosophy.
Compensation Governance
Compensation and Management Development Committee Oversight
The compensation and management development committee is responsible for establishing compensation policies and programs that are consistent with our business strategy and aligned with our stockholders’ interests. Specifically, the compensation and management development committee is responsible for:

•	reviewing and approving the corporate goals and objectives relevant to the compensation of the CEO and our other named executive officers;

•	evaluating the performance and compensation of the CEO and our other named executive officers in light of their established goals and objectives;

•	reviewing and approving both target and actual pay levels of the CEO and our other named executive officers; and

•
reviewing and approving incentive and equity-based compensation plans, including our annual incentive plan award and our long-term incentive plans, and all grants of awards under such plans to our executive officers.

Our compensation and management development committee is comprised entirely of independent directors (as defined under NYSE listing standards) who are also non-employee directors (under SEC rules) and outside directors (under IRS rules).
Role of the Compensation Consultant in Making Decisions
Pursuant to its charter, the compensation and management development committee has the sole authority to retain and terminate any compensation consultant. Through August 2016 the compensation and management development committee engaged Frederick W. Cook & Co., Inc. (“FW Cook”) as its independent compensation consultant to advise it in connection with executive compensation matters. Representatives of FW Cook regularly attended compensation and management development committee meetings as requested by its chair, and reported directly and exclusively to the compensation and management development committee on matters relating to compensation for the named executive officers. During 2016, FW Cook:

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•	analyzed and benchmarked incentive plan targets;

•	reviewed and provided guidance on compensation plan design;

•	reviewed the composition of our compensation comparator group and recommended modifications;

•	conducted an analysis of our compensation for the CEO and the other named executive officers, and assessed how target and actual compensation aligned with our philosophy and objectives; and

•
provided market data, historical compensation information, internal equity comparisons, share usage and dilution, competitive practice information and recommendations regarding compensation trends and compensation strategy.

During 2016 FW Cook also analyzed and benchmarked non-employee director compensation, at the request of the nominating and corporate governance committee. The total fees paid to FW Cook for these services during fiscal 2016 were $110,217. FW Cook provided to the Company only services approved by the compensation and management development committee (and the nominating and corporate governance committee with respect to non-employee director compensation). The compensation and management development committee had earlier considered our relationship with FW Cook in light of factors deemed important by the SEC and the NYSE and had determined that there was no conflict of interest with FW Cook.
In August 2016, the compensation and management development committee retained Willis Towers Watson PLC (“Willis”) as its independent outside compensation consultant to advise it in connection with executive compensation matters replacing FW Cook. Representatives of Willis regularly attend compensation and management development committee meetings as requested by its chair, and report directly and exclusively to the compensation and management development committee on matters relating to compensation for the named executive officers. In 2016, the compensation and management development committee requested that Willis:

•	review and provide guidance on compensation plan design for 2017;

•
provide market data, historical compensation information, and internal equity comparisons, for the CEO and the other named executive officers, for purposes of setting executive officer pay for 2017; and

•	evaluate share usage and dilution, competitive practice information and make recommendations regarding compensation trends, compensation strategy and our proxy statement.
In addition to the executive compensation services provided by Willis to the compensation and management development committee, specialized teams at Willis and affiliates provided certain services to the Company in 2016 at the request of management consisting of (i) pension valuation services for broad-based defined benefit plans that we sponsor; (ii) total rewards consulting services, including advice in connection with union negotiations, annuity purchases, and analysis for M&A activity; (iii) non-customized executive and non-executive compensation survey data, and (iv) insurance procurement services for directors’ and officers’ and other specialized insurance coverages. In fiscal 2016, the Company paid $57,000 to Willis for its executive compensation services to the compensation and management development committee and $1.76 million to Willis for its other services to the Company.
The compensation and management development committee believes that, given the nature and scope of these services, the provision of these additional services did not raise any conflict of interest pursuant to applicable SEC and NYSE rules and did not impair Willis’s ability to provide independent advice to the compensation and management development committee concerning executive compensation matters and concluded that no such conflicts of interest existed. In making this determination, the compensation and management development committee considered, among other things, the following factors: (i) the types of non-compensation services provided by Willis, noting in particular that many of the services had been provided to the Company by the former Towers Perrin firm since 2003 (pension and compensation) and by the former Willis & Co. firm since 2008 (insurance brokerage), and that the Willis personnel who perform these additional services for the Company operated separately and independently of the Willis personnel that perform executive compensation-related services for the committee, (ii) the amount of fees for such non-compensation services, noting in particular that such fees are negligible when considered in the context of Willis’s total revenues for the period, (iii) Willis’s policies and procedures

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that are designed to prevent conflicts of interest, (iv) the committee’s decision to engage Willis, and the fact that the committee, in its discretion, determines whether to retain or terminate Willis as its executive compensation consultant, (v) Willis representatives who advise the compensation and management development committee do not provide any other services to the Company, (vi) there are no other business or personal relationships between Company management or members of the compensation and management development committee, on the one hand, and any Willis representatives who provide compensation services to the Company, on the other hand, and (vii) neither Willis nor any of the Willis representatives who provide executive compensation services to the Company own any common stock or other securities of the Company.
In compliance with SEC and NYSE requirements regarding the engagement of executive compensation consultants, FW Cook and Willis each provided the compensation and management development committee with a letter, considered by the committee, confirming facts regarding the independence of each firm’s respective partners, consultants and employees who advise the committee on executive compensation matters.
Role of Management in Making Decisions
The compensation and management development committee regularly meets with the CEO and the vice president, human resources to receive reports and recommendations regarding the compensation of our named executive officers other than the CEO. In particular, the CEO submits recommendations, as appropriate, to the compensation and management development committee on the base salary, target annual incentive plan award levels, and target levels of long-term incentive plan compensation to be offered to each named executive officer (other than himself). Recommendations are developed in consultation with the vice president, human resources (other than for herself) and the compensation and management development committee’s independent compensation consultant and are accompanied by peer company and general market data prepared by such consultant. In addition, the CEO makes recommendations to the compensation and management development committee on the individual performance modifiers used to determine each named executive officer’s actual payout under the annual incentive plan award. Although the compensation and management development committee considers the CEO’s recommendations, the final decisions regarding base salary, annual incentive plan and long-term incentive plan opportunities and individual performance modifiers are made by the compensation and management development committee after discussion with the board. The CEO does not make any recommendations to the compensation and management development committee regarding his own compensation.
Additional Information Regarding Executive Compensation
Other Compensation Elements
Consistent with providing a total pay program that is sufficiently competitive with the members of our compensation comparator group so as to attract and retain highly qualified personnel, our named executive officers receive or have access to the following benefits. We believe all of these plans have proven useful and, in many cases, necessary for recruiting and retention purposes.
Retirement Benefits
Our named executive officers participate in our various employee benefit plans designed to provide retirement income. Our qualified and non-qualified pension plans provide a retirement income base, and our qualified and non-qualified 401(k) plans permit additional retirement savings. To encourage retirement savings under the qualified and nonqualified 401(k) plans, we provide an employer matching contribution. Our pension plans were frozen during 2013 and have been replaced with additional employer contributions under our qualified 401(k) plan. We limit eligible compensation for employer contributions under the qualified and non-qualified 401(k) plans to annual base salary for our named executive officers. As a result, the compensation and management development committee’s decisions to grant annual incentive awards (whether cash or equity) do not create any additional retirement benefits

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under these plans for our named executive officers. For more information about these plans, see “2016 Summary Compensation Table”, “2016 Pension Benefits Table” and “2016 Nonqualified Deferred Compensation Table”.
Perquisites
Our named executive officers receive health and welfare benefits, such as group medical, group life and long-term disability insurance coverage, under plans generally available to all other U.S.-based salaried employees. Consistent with our pay-for-performance policy, we provide our named executive officers with limited executive fringe benefits and perquisites. These are described in the notes to the “2016 Summary Compensation Table”.
Severance Plan
In order to have a competitive benefit that allows for consistent administration without negotiations of special payments, we have an Executive Severance Benefits Plan (“Severance Plan”) for our named executive officers. The Severance Plan provides cash payments upon involuntary termination without cause, but is not available in the event of a change in control to individuals that have a change in control agreement as described below. See “Potential Payments Upon Termination or Change In Control” for additional information.
Change in Control Agreements
We have change in control agreements with each of our named executive officers to ensure that management will objectively consider potential transactions that may benefit stockholders without regard to potential impact on their continued employment. The change in control agreements provide for a cash payment to be made following a termination of employment by the Company without cause or by the officer with good reason within two years following a change in control. See “Potential Payments Upon Termination or Change In Control” for additional information. In approving the form of change in control agreement several years ago, the compensation and management development committee considered the prevalence of such agreements among similarly-situated executives at the companies in our compensation comparator group based on data collected for the Company by the compensation and management development committee’s then independent compensation consultant. The compensation and management development committee also determined that the uniform non-compete and non-solicit clauses contained in such agreements provide a significant benefit to the Company. None of the change in control agreements in effect with our named executive officers contains a tax gross-up.
No Employment Agreements
We do not have any employment agreements with any of our executive officers. All of our executive officers are “at will” employees.
Executive Stock Ownership Requirements
The compensation and management development committee has adopted stringent stock ownership guidelines for our named executive officers. The types of securities that count toward required share ownership include only (i) shares of Common Stock owned outright, whether individually or through beneficial ownership in a trust or partnership, (ii) PRSUs and RSUs that have vested with delayed settlement under our prior hold requirement, (iii) shares of Common Stock or share equivalents held in a Company-sponsored deferred compensation or retirement plan, (iv) 60% of unvested restricted stock awards, (v) 60% of earned but undistributed PRSUs that will vest within one year of the measurement date and (vi) 60% of unvested RSUs that will vest within one year of the measurement date. Stock options do not count towards the ownership requirements. Failure to meet stock ownership requirements, or failure to make a meaningful effort to do so, may result in the executive officer not receiving future base salary increases or long-term incentive awards, and may also make the executive officer ineligible for promotion.

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The following table sets forth, the ownership requirement (expressed as a multiple of base salary) for each of our named executive officers employed by us at year-end and the shares or equivalents owned (expressed as a multiple of base salary) as of December 31, 2016 under our current ownership guidelines:

Named Executive Officer	Minimum Required Ownership	Ownership as of December 31, 2016(1)(2)
Mark C. Rohr	6 times base salary	22.8 times base salary
Christopher W. Jensen	3 times base salary	5.9 times base salary
Patrick D. Quarles	3 times base salary	2.9 times base salary
Scott M. Sutton	3 times base salary	4.6 times base salary
Gjon N. Nivica, Jr.	3 times base salary	5.0 times base salary

(1)	Calculated using $70.02, the average of the 2016 high and low share prices, and total salary paid during 2016.

(2)	Mr. Quarles is on track for compliance with the ownership guideline by the June 2020 deadline, based on his hire date.
Executive Compensation Clawback Policy
In order to further align management’s interests with the interests of stockholders and support good governance practices, our compensation and management development committee adopted a clawback (also known as a recoupment) policy applicable to long-term incentive plan awards to an employee along with bonuses paid out under our annual incentive plan. The policy prohibits the awardee from (i) disclosing confidential or proprietary information, (ii) competing with us, and (iii) soliciting or hiring employees, former employees or consultants of ours for a period of one year following the termination of the awardee’s employment with us for any reason. In the event that the awardee violates the provisions of the recoupment policy, the covered awards will cease vesting and the awardee will forfeit any rights to the covered awards and will be required to deliver to us any amount received from the long-term incentive cash award or gain realized on any stock option exercises or any other transaction relating to an equity award granted by us.
In addition, pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, if we are required to restate our financial statements due to material noncompliance with any financial reporting requirements as a result of misconduct, the CEO and chief financial officer will be required to reimburse us for any bonus or other incentive-based or equity-based compensation received during the 12 months following the first public issuance of the non-complying document, and any profits realized from the sale of securities of the Company during those 12 months.
Tally Sheets
From time-to-time, the compensation and management development committee reviews a summary report, or “tally sheet,” prepared by management for each named executive officer. The purpose of a tally sheet is to show the total dollar value of the executive’s annual compensation. This includes the executive’s base salary, annual incentive award, long-term incentive compensation, and other compensation. The tally sheet also shows (or the committee is separately provided from time to time) holdings of Common Stock and equivalents, and accumulated value and unrealized gains under prior long-term incentive compensation awards. The compensation and management development committee uses tally sheets to estimate the total annual compensation of the named executive officers, and to provide perspective on the value accumulated by the named executive officers from our compensation program.

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Tax and Accounting Considerations
Tax Deductibility of Compensation Expense
Section 162(m) of the Internal Revenue Code (the “Code”) places a limit of $1,000,000 on the amount of compensation to our CEO and the three other most highly compensated officers employed at the end of the year (other than our chief financial officer) that may be deducted by the Company as a business expense in any tax year unless, among other things, the compensation qualifies as “performance-based compensation” under Section 162(m). Stock options, PRSUs and annual incentive plan awards granted under the 2009 GIP are generally designed to qualify as “performance-based compensation” under Section 162(m). In that regard, for 2016, the compensation and management development committee approved maximum annual bonuses for the named executive officers equal to 1% of EBIT for 2016, capped at $6 million per participant (below the stockholder-approved maximum award amount permitted under the 2009 GIP). Actual annual incentive plan amounts were determined as described under “2016 Compensation Decisions - Salary and Incentive Compensation - Annual Incentive Plan Awards” above. In contrast, salary, RSUs and restricted stock awards do not qualify as “performance-based compensation” under Section 162(m) and are therefore subject to the $1,000,000 deduction limit under Section 162 (m). As a result, such amounts payable to Section 162(m) covered executives may not be fully deductible when paid.
The compensation and management development committee believes that in establishing incentive compensation programs for our executive officers, the potential deductibility of the compensation payable should be only one of several factors taken into consideration and not the sole governing factor. For that reason, the compensation and management development committee may deem it appropriate to continue to provide one or more executive officers with the opportunity to earn incentive compensation that may be in excess of the amount deductible under Section 162(m) or other provisions of the Code.
Tax Implications for Officers
Section 409A of the Code imposes additional income taxes on executive officers for certain types of deferred compensation that do not comply with Section 409A. We do not believe this has had an impact on our compensation program for the executive officers because our deferred compensation plans have been designed to comply with Section 409A. Section 280G of the Code imposes an excise tax on payments to executives of severance or change in control compensation paid in connection with a change of control that exceed the levels specified in Section 280G. The named executive officers could receive the amounts shown in the table included under “Potential Payments Upon Termination or Change in Control” below as severance or change in control payments, but there are no gross-ups provided on such amounts, and the compensation and management development committee does not consider their potential impact in setting total annual compensation.
Accounting Considerations
The compensation and management development committee also considers the accounting and cash flow implications of various forms of executive compensation. In our financial statements, we record salaries and non-equity performance-based compensation incentives such as our annual incentive bonus plan as expenses in the amount paid, or to be paid. Accounting rules also require us to record an expense in our financial statements for long-term incentive or other equity awards. The accounting expense of equity awards to employees is calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation – Stock Compensation (“FASB ASC Topic 718”). The compensation and management development committee believes, however, that the many advantages of long-term incentive compensation, as discussed above, more than compensate for the non-cash accounting expense associated with them.

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Compensation Risk Assessment
It is our policy to regularly monitor our compensation policies and practices to determine whether our risk management objectives are being met and to adjust those policies and practices to address any incentives that are determined to encourage risks that are reasonably likely to have a material adverse effect on us and any changes in our risk profile. With respect to the compensation of our executives, the compensation and management development committee, with the input of the independent compensation consultant and management, takes into consideration whether any such programs may incentivize excessive risk taking. As part of these considerations and consistent with its compensation philosophy, our compensation program, particularly our annual and long-term incentive plans, are designed to provide incentives for the executives to achieve our objectives without encouraging excessive risk-taking because:

•
our incentive programs utilize a mix of short-term and long-term performance measures, which provide executives with short-term incentive to improve our results while also providing a significant incentive to maintain those results for the long-term;

•
a significant portion of our named executive officers’ incentive compensation consists of long-term incentive or other equity-based compensation, which, when coupled with our stock ownership guidelines, encourages long-term equity ownership of our Common Stock by the executives, aligning their interests with our stockholders;

•
the financial metrics utilized under each of the programs are designed to reflect measures of stockholder value over multiple years or annual operational performance that the compensation and management development committee believes will create long-term stockholder value;

•	various non-financial metrics (such as achievement of environmental, health and safety goals) are used as part of the process of determining compensation;

•
in determining the exact mix of compensation from year to year, the compensation and management development committee intends to grant awards that provide an appropriate level of “market risk” that do not encourage excessive risk taking; and

•	compensation payment opportunities that may be excessive are avoided due to the limits placed on the amount of incentive payments that may be earned.
With respect to the compensation of employees other than the named executive officers, under the direction of the compensation and management development committee, management has reviewed our compensation policies and practices to determine whether those policies and practices encourage excessive or inappropriate risk. Our compensation programs for employees other than the named executive officers are designed to incentivize employees to demonstrate the courage to make decisions that benefit the Company as a whole, while accepting personal accountability and avoiding unnecessary risk.

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Compensation and Management Development Committee Report
The compensation and management development committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management and the compensation and management development committee’s independent compensation consultant and, based on its review and discussions, the compensation and management development committee recommended to the board of directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and this Proxy Statement. This report was submitted by the compensation and management development committee,

Dated: February 9, 2017	Kathryn M. Hill, Chair
Edward G. Galante
Jay V. Ihlenfeld
Farah M. Walters
The compensation and management development committee report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the compensation and management development committee report by reference therein.

Compensation Committee Interlocks and Insider Participation
No member of the compensation and management development committee was at any time during 2016 employed as an employee or officer of the Company or had any relationship with us requiring disclosure under Item 404 of Regulation S-K. In addition, no executive officer of the Company has served on the board of directors or compensation committee of any other entity that has one or more executive officers who served as a member of our board of directors or compensation and management development committee during 2016.

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Compensation Tables
2016 Summary Compensation Table
The following table summarizes all compensation for the fiscal years ended December 31, 2016, 2015 and 2014 awarded to, earned by, or paid to each of the named executive officers:

Name and Principal Position(1)	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)		Option Awards ($)(4)	Non- Equity Incentive Plan Compen- sation ($)(5)	Change in Pension Value and Non-Qualified Deferred Compen- sation Earnings ($)(6)	All Other Compen- sation ($)(7)	Total ($)
(a)	(b)	(c)	(d)	(e)		(f)	(g)	(h)	(i)	(j)
Mark C. Rohr Chairman, Chief Executive Officer and President	2016	1,142,308	—	5,999,880	(8)	—	1,962,000	1,000	156,218	9,261,406
	2015	1,100,000	—	5,999,977		—	2,079,000	1,000	146,351	9,326,328
	2014	1,088,462	—	5,999,981		—	3,135,750	1,000	140,956	10,366,149

Christopher W. Jensen Senior Vice President, Finance and Chief Financial Officer	2016	546,154	—	2,749,792	(8)	—	555,700	—	60,077	3,911,723
	2015	471,923	—	849,922		—	555,000	—	51,912	1,928,757
	2014	430,769	—	699,995		—	626,000	8,000	47,385	1,812,149

Patrick D. Quarles Executive Vice President & President, Acetyl Chain & Integrated Supply Chain	2016	627,692	—	2,999,847	(8)	—	532,200	—	103,133	4,262,872
	2015	346,154	100,000	4,199,907	(9)	—	672,000	—	106,526	5,424,587

Scott M. Sutton Executive Vice President & President, Materials Solutions	2016	581,538	—	4,799,848	(8)	—	739,600	—	61,527	6,182,513
	2015	496,923	—	1,199,965		—	751,000	—	54,662	2,502,550

Gjon N. Nivica, Jr. Senior Vice President & General Counsel	2016	536,538	—	1,199,933	(8)	—	398,100	—	59,019	2,193,590
	2015	525,000	—	749,971		—	515,000	—	57,750	1,847,721
	2014	520,385	—	699,995		—	777,000	4,000	55,095	2,056,475

(1)
Principal position as of December 31, 2016. Mr. Jensen served as our interim Chief Financial Officer from May 6, 2014 until July 21, 2015 and was elected Executive Vice President effective February 14, 2017. Mr. Quarles joined the Company in June 2015. Mr. Sutton joined the Company in August 2013, and was named to this position as an executive officer effective June 1, 2015. Information is not provided for years prior to 2015 for Mr. Quarles and Mr. Sutton because they were not executive officers prior to 2015. Mr. Nivica terminated employment with the Company effective March 3, 2017.

(2)
Mr. Quarles’ offer letter provided for a sign-on cash payment in the amount indicated within 30 days of his start date, which amount must be returned to the Company if he voluntarily terminates his employment within two years.

(3)
Represents the grant date fair value of long-term incentive (equity) awards granted in the year indicated under our 2009 GIP computed in accordance with ASC Topic 718. For a detailed discussion of the method and assumptions used to calculate such value for 2016, see Notes 2 and 20 to our Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Additional information regarding PRSUs and RSUs granted to the named executive officers during 2016 is set forth in note 8 below and in the “2016 Grants of Plan-Based Awards Table” on a grant-by-grant basis.

(4)
Represents the grant date fair value of stock options granted in the year indicated under our 2009 GIP computed in accordance with FASB ASC Topic 718. For a detailed discussion of the method and assumptions used to calculate such value,

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see Notes 2 and 20 to our Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

(5)
Includes annual incentive plan award cash payouts with respect to 2016 performance. Further information about the Annual Incentive Plan is set forth in “Compensation Discussion and Analysis – Compensation Decisions – Salary and Incentive Compensation – Annual Incentive Plan Awards” and the “2016 Grants of Plan-Based Awards Table”.

(6)
Consists entirely of the aggregate respective change in the actuarial present value of each individual’s pension benefits based on a discount rate of 3.95% for 2016. The discount rate in 2015 was 4.2% and the rate in 2014 was 3.9%. The values shown assume retirement from the CARPP and the CASRPP at age 65 with a life only benefit.

(7)	The amounts reported in this column with respect to fiscal 2016 consist of the following:
(a) Aggregate Company contributions, including matching and retirement contributions made for 2016, under the Company’s tax-qualified and non-qualified defined-contribution retirement plans, including the Celanese Americas Retirement Savings Plan (“CARSP”), a tax-qualified, defined contribution (401(k)) plan, and the Celanese Americas Supplemental Retirement Savings Plan (“CASRSP”), an unfunded, non-qualified defined contribution plan: Mr. Rohr, $125,654, Mr. Jensen, $60,077, Mr. Quarles, $69,046, Mr. Sutton, $61,527, and Mr. Nivica, $59,019.
The CARSP is available to substantially all of our U.S. employees, including all the named executive officers. The plan is subject to the provisions of ERISA. Eligible participants are entitled to a 6% match of his or her pre-tax and after-tax contributions to the CARSP and an allocation of 5% of his or her salary up to the Code Section 401(a)(17) limit ($265,000 in 2016) in lieu of the former pension plan contribution under the Celanese Americas Retirement Pension Plan (“Retirement Contributions”). The amount contributed to the plan by or on behalf of a participant is limited by Code Section 415 and is credited with earnings based on the earnings rate of an investment fund maintained for investments under the CARSP chosen by the participant.
Each of the named executive officers is entitled to an allocation under the CASRSP equal to (a) Retirement Contributions limited by Code Section 415 and not contributed to the CARSP, and (b) 6% of his or her salary in excess of the compensation limits under the CARSP (“Excess Earnings Contributions”). The amount contributed to the plan on behalf of a participant is credited with earnings based on the earnings rate of an investment fund maintained for investments under the CARSP which is currently the 1-3 year Government/Credit Bond Index Fund. Additional information about the CASRSP is set forth in the “2016 Nonqualified Deferred Compensation Table” and accompanying text.
(b) The Company provides the following perquisites to the named executive officers: personal liability insurance, and executive health services. In addition, the compensation and management development committee has authorized Mr. Rohr, as CEO, to travel on Company-provided aircraft for security and safety reasons and to maximize his availability for Company business, and considers travel that is related to Company business or otherwise benefits the Company, including travel to meetings of other boards of directors, as business use. This table includes the incremental cost of the use of Company-provided aircraft and related travel expenses for Mr. Rohr to attend meetings of another public company’s board of directors on which he serves (and not for vacation, commuting or other personal use), of $27,782 for 2016. The incremental cost was determined using a method that takes into account the variable costs such as landing fees, aircraft fuel charges, taxes, local transportation and catering.  Because our aircraft is used primarily for business-related travel, we do not include fixed costs, such as the acquisition costs of leased aircraft. Mr. Quarles received relocation benefits in 2016 of $20,436 and a tax gross-up on such benefits of $11,993. Perquisites and personal benefits were excluded to the extent that the total value of all perquisites and personal benefits for a named executive officer was less than $10,000. In addition, the table does not include any amounts for personal benefits provided to any of the named executive officers for which we believe there is no aggregate incremental cost to us, including use of tickets for certain sporting events.
No tax gross-ups were paid to any named executive officer during 2016 except for a gross-up on Mr. Quarles’ relocation benefits in connection with his joining the Company.

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(8)	The stock awards consisted of the following:

	Total 2016 Stock Awards
Name	Grant Date Fair Value of Annual PRSUs	Grant Date Fair Value of Time-Vested RSUs (cliff vesting)	Grant Date Fair Value of Time-Vested RSUs (ratable vesting)
Mark C. Rohr	$5,999,880	—	—
Christopher W. Jensen	$1,099,895	$549,971	$1,099,926
Patrick D. Quarles	$1,199,931	$599,968	$1,199,948
Scott M. Sutton	$1,199,931	$599,968	$2,999,949
Gjon N. Nivica, Jr.	$799,954	$399,979	—
2016 LTIP / Annual PRSUs. The fair value of annual award PRSUs granted under the 2016 LTIP was calculated to be $55.98 per share, as determined using a Monte Carlo simulation model on February 3, 2016, the date of grant, discounted for lack of dividend participation and for implications of the potential performance limitation if cumulative TSR for the performance period is in the bottom quartile, and adjusted for a performance premium. Payout of such PRSUs can range from a minimum of 0% to a maximum of 200% of target. The target and maximum potential values of the award of PRSUs for the named executive officers using the fair value discussed above, assuming performance at the target and maximum levels of performance conditions, is set forth below. Actual performance, and the stock price at the payout dates, is uncertain.

	Annual PRSU Awards
Name	Target Number of PRSUs	Value at Target Performance	Maximum Number of PRSUs	Value at Highest Performance
Mark C. Rohr	107,179	$5,999,880	214,358	$11,999,760
Christopher W. Jensen	19,648	$1,099,895	39,296	$2,199,790
Patrick D. Quarles	21,435	$1,199,931	42,870	$2,399,862
Scott M. Sutton	21,435	$1,199,931	42,870	$2,399,862
Gjon N. Nivica, Jr.	14,290	$799,954	28,580	$1,599,908
Time-Vested RSUs. The fair value of Time-Vested RSUs (cliff vesting) granted to the NEOs in February 2016 (none were awarded to the CEO) was calculated to be $56.24 per share, the average of the high and low market price of our Common Stock as reported by the NYSE on February 3, 2016, the date of grant, discounted for lack of dividend participation and for the cliff-vesting feature. The fair value of the Time-Vested RSUs (ratable vesting) granted to the specified named executive officers listed in the first table above was calculated to be $79.89 per share, the average of the high and low market price of our Common Stock as reported by the NYSE on December 8, 2016, the date of grant, discounted for lack of dividend participation.

(9)	The grant date fair value of long-term incentive (equity) awards granted in 2015 to Mr. Quarles includes sign-on equity awards that, in part, replaced lost equity awards when he joined the Company.

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2016 Grants of Plan-Based Awards Table
The following table summarizes incentive awards and other plan-based awards granted to each of the named executive officers during the fiscal year ended December 31, 2016:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards		Grant Date Fair Value of Stock and Option Awards ($)
								Number of Shares of Stock or Units (#)	Number of Securities Under- lying Options (#)
Name	Grant Date	Threshold ($)	Target ($)	Maxi- mum ($)	Threshold (#)	Target (#)	Maxi- mum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(l)
Mark C. Rohr
AIP(1)	N/A	408,661	1,634,642	4,903,926	—	—	—	—	—	—
PRSUs(2)	2/3/16	—	—	—	53,590	107,179	214,358	—	—	5,999,880
Christopher W. Jensen
AIP(1)	N/A	115,785	463,138	1,389,414	—	—	—	—	—	—
PRSUs(2)	2/3/16	—	—	—	9,824	19,648	39,296	—	—	1,099,895
Time RSUs(3)	2/3/16	—	—	—	—	—	—	9,779	—	549,971
Time RSUs(3)	12/8/16	—	—	—	—	—	—	13,768	—	1,099,926
Patrick D. Quarles
AIP(1)	N/A	133,071	532,283	1,596,849	—	—	—	—	—	—
PRSUs(2)	2/3/16	—	—	—	10,718	21,435	42,870	—	—	1,199,931
Time RSUs(3)	2/3/16	—	—	—	—	—	—	10,668	—	599,968
Time RSUs(3)	12/8/16	—	—	—	—	—	—	15,020	—	1,199,948
Scott M. Sutton
AIP(1)	N/A	123,286	493,144	1,479,432	—	—	—	—	—	—
PRSUs(2)	2/3/16	—	—	—	10,718	21,435	42,870	—	—	1,199,931
Time RSUs(3)	2/3/16	—	—	—	—	—	—	10,668	—	599,968
Time RSUs(3)	12/8/16	—	—	—	—	—	—	37,551	—	2,999,949
Gjon N. Nivica, Jr.
AIP(1)	N/A	99,528	398,112	1,194,336	—	—	—	—	—	—
PRSUs(2)	2/3/16	—	—	—	7,145	14,290	28,580	—	—	799,954
Time RSUs(3)	2/3/16	—	—	—	—	—	—	7,112	—	399,979

(1)
2016 Annual Incentive Plan. For purposes of this table, (i) the “threshold” bonus amount is calculated based on all performance measures being achieved at the plan threshold levels (25% of target bonus); (ii) the “target” bonus amount is calculated based on all performance measures being achieved at the plan target levels (100% of target bonus); (iii) the “maximum” bonus amount is calculated based on all performance measures being achieved at the plan superior levels (200% of target bonus); and (iv) the individual performance modifier (0-150%) for each executive officer being equal to 100% in the “threshold” and “target” scenarios and 150% in the “maximum” scenarios. See “ Compensation Discussion and Analysis – 2016 Compensation Decisions – Annual Incentive Plan Awards” for additional information.

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(2)
2016 LTIP. PRSUs representing the 2016 LTIP were awarded under the 2009 GIP and vest on February 15, 2019, based on the Company’s achievement of target levels of Adjusted EPS growth and Return on Capital Employed during fiscal years 2016-2018. See “2016 Compensation Decisions - Long-Term Incentive Compensation” and “Exhibit A” for more information about these awards and performance measures.

Time RSUs. Time-vesting RSUs were awarded to the named executive officers (other than Mr. Rohr) in February 2016 in connection with the 2016 LTIP in part due to the delayed payout resulting from the extension of the performance period from 2 to 3 years as compared to the prior PRSU awards. These RSUs vest 100% on February 15, 2019. Time-vesting RSUs were also awarded for retention purposes to certain of the named executive officers (other than Mr. Rohr) in December 2016. These RSUs vest 33% on each of December 8, 2017 and 2018 and 34% on December 8, 2019.
Outstanding Equity Awards at Fiscal 2016 Year-End Table
The following table summarizes outstanding equity awards held by each of the named executive officers as of December 31, 2016, including the vesting dates for the portions of these awards that have not yet vested:

		Option Awards(1)					Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexer- cised Options (#) Exercisable		Number of Securities Underlying Unexer- cised Options (#) Unexer-cisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2) ($)
(a)		(b)		(c)	(e)	(f)	(g)		(h)	(i)		(j)
Mark C. Rohr
	4/5/12	30,032	(3)	—	45.38	4/5/19	—		—	—		—
	2/6/14	—		—	—	—	123,610	(6)	9,733,051	—		—
	2/4/15	—		—	—	—	—		—	38,834	(7)	3,057,789
	2/3/16	—		—	—	—	—		—	107,179	(9)	8,439,274
Christopher W. Jensen
	2/6/14	—		—	—	—	14,422	(6)	1,135,588	—		—
	2/4/15	—		—	—	—	—		—	4,530	(7)	356,692
	7/21/15	—		—	—	—	2,394	(5)	188,504	—		—
	2/3/16	—		—	—	—	9,779	(8)	769,998	19,648	(9)	1,547,084
	12/8/16	—		—	—	—	13,768	(10)	1,084,092	—		—
Patrick D. Quarles
	6/1/15	—		—	—	—	30,294	(5)	2,385,350	6,149	(7)	484,172
	2/3/16	—		—	—	—	10,668	(8)	839,998	21,435	(9)	1,687,792
	12/8/16	—		—	—	—	15,020	(10)	1,182,675	—		—

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Scott M. Sutton
2/6/14	—		—	—	—	8,652	(6)	681,258	—		—
2/4/15	—		—	—	—	7,584	(5)	597,164	3,883	(7)	305,747
2/3/16	—		—	—	—	10,668	(8)	839,998	21,435	(9)	1,687,792
12/8/16	—		—	—	—	37,551	(10)	2,956,766	—		—
Gjon N. Nivica, Jr.
10/3/11	3,651	(4)	—	32.51	10/1/18	—		—	—		—
2/6/14	—		—	—	—	14,422	(6)	1,135,588	—		—
2/4/15	—		—	—	—	—		—	4,854	(7)	382,204
2/3/16	—		—	—	—	7,112	(8)	559,999	14,290	(9)	1,125,195

(1)	Vesting treatment upon termination of employment is described under “Potential Payments Upon Termination or Change in Control – Long-Term Incentive Awards”.

(2)
For PRSUs, the market or payout value has been computed based on the number of units awarded (less any units distributed as of December 31, 2016) at actual performance for the 2014 PRSUs, 34% of target performance for the 2015 PRSUs, and target performance for the 2016 PRSUs, multiplied by the closing stock price on December 31, 2016. Actual performance and payout value may vary.

(3)	Subject to a hold requirement upon exercise.

(4)	Subject to a hold requirement upon exercise.

(5)	The June 1, 2015 time-vesting RSUs vest 33% on June 1, 2016 and 2017 and 34% on June 1, 2018; and the July 21, 2015 time-vesting RSUs vest on July 21, 2018.

(6)
Represents PRSUs granted under our 2014 LTIP adjusted for performance at 200% of target based on actual 2014-2015 Adjusted EBIT results. These PRSUs vest 50% on January 1, 2017 (50% previously vested on February 1, 2016).

(7)
Represents PRSUs granted in February 2015 under our 2015 LTIP adjusted for performance at 34% as described above. These PRSUs vest 50% on each of February 15, 2017 and January 1, 2018. For additional information, see “2016 Compensation Decisions – Long-Term Incentive Compensation” above.

(8)	Represents RSUs granted in February 2016. These RSUs vest 100% on February 15, 2019.

(9)
Represents PRSUs granted in February 2016 under our 2016 LTIP at target. These PRSUs vest 100% on February 15, 2019 subject to adjustment (0-200% of targeted amount shown) based on Company performance against pre-established performance measures. For additional information, see “2016 Compensation Decisions – Long-Term Incentive Compensation” above.

(10)
Represents RSUs granted in December 2016. These RSUs vest 33% on each of December 8, 2017 and 2018, and 34% on December 8, 2019. For additional information, see “2016 Compensation Decisions – Long-Term Incentive Compensation” above.

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2016 Option Exercises and Stock Vested Table
The following table summarizes the exercise of stock options by and the vesting of stock awards of each named executive officer during the fiscal year ended December 31, 2016:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Mark C. Rohr	25,000	920,575	229,676	14,780,366
Christopher W. Jensen	—	—	28,664	1,850,335
Patrick D. Quarles	—	—	14,920	1,042,833
Scott M. Sutton	—	—	18,301	1,164,864
Gjon N. Nivica, Jr.	—	—	29,270	1,891,185

(1)	Gross shares (includes shares withheld to cover taxes) acquired.
2016 Pension Benefits Table
The following table summarizes the present value of the accumulated retirement benefits of each named executive officer as of the end of the fiscal year ended December 31, 2016:

Name	Plan Name(1)	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
Mark C. Rohr	CARPP	1.6667	28,000	—
Christopher W. Jensen	CARPP	8.1667	94,000	—
Patrick D. Quarles	CARPP	—	—	—
Scott M. Sutton	CARPP	0.3333	5,000	—
Gjon N. Nivica, Jr.	CARPP	4.7500	60,000	—

(1)	As noted below, this plan has been frozen, meaning that benefits (other than earnings) are no longer accrued for compensation or service after the applicable plan freeze date.

(2)
The present value amounts shown in the table above are the amount needed today that, with interest, would provide the named executive officer’s future retirement benefit. Retirement is assumed to occur at age 65 in the CARPP and participants receive their cash balance benefit as a lump sum.

The Celanese Americas Retirement Pension Plan (“CARPP”) is a tax-qualified, defined benefit pension plan sponsored by Celanese Americas. This plan covers substantially all of our U.S. employees. The plan is subject to the provisions of ERISA. All of our named executive officers participated in this plan in 2016, with the exception of Mr. Quarles.
Effective January 1, 2001, the plan began providing benefits for new employees, as defined by the plan, hired after December 31, 2000, based on a different benefit formula (“Cash Balance Plan”). The Cash Balance Plan provides that for each plan year that employees work as defined, we credit 5% of the employee’s annual pensionable earnings (up to Internal Revenue Code limits) to a hypothetical plan account that has been established for each employee, and credit that account with interest. For a given year, the plan’s interest rate is the annual rate of interest on 30-year

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United States Treasury Securities for the August before the first day of that year. Effective January 1, 2008, employees vest in their accrued benefit after completing three years of service with us, as defined in the plan. If employees are vested when they leave the Company, they have the option to take their account balance with them, either in a lump-sum payment or as an annuity. Employees also have the choice to leave their account balance in the plan until the normal retirement age of 65. The amount of benefit depends on the employee’s pay and any interest earned on the Company contributions. Once vested, survivor benefits are applicable to married participants. Messrs. Rohr, Jensen, Sutton, and Nivica are covered under the Cash Balance Plan benefit formula.
Under the CARPP, if an employee’s employment with us is terminated as a result of a corporate reorganization, layoff or corporate restructuring, including divestiture, that employee will receive an additional year of vesting service.
In connection with amendments to the CARPP in 2013, accrued benefits under the CARPP were frozen as of December 31, 2013, no further contributions will be made to the CARPP other than interest credits for the cash balance participants, Mr. Rohr, Mr. Jensen and Mr. Nivica, and future pension-related contributions (“Retirement Contributions”) will be made to the CARSP or the CASRSP, depending on the level of eligible earnings of the participant.
2016 Nonqualified Deferred Compensation Table
The following table contains certain information concerning benefits under nonqualified deferred compensation plans and similar plans for the fiscal year ended December 31, 2016:

Name	Plan Name	Executive Contri-butions in Last FY ($)	Registrant Contri-butions in Last FY ($)(1)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawal/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Mark C. Rohr	CASRSP	—	96,504	10,490	—	190,839
Christopher W. Jensen	CASRSP	—	30,927	192	—	41,738
	2009 GIP	—	—	59,857	—	384,026
Patrick D. Quarles	CASRSP	—	39,896	—	—	—
Scott M. Sutton	CASRSP	—	30,341	1,972	—	42,838
	2008 Deferred Plan	93,278	—	12,208	—	231,688
Gjon N. Nivica, Jr.	CASRSP	—	37,119	6,526	—	85,810
	2008 Deferred Plan	154,500	—	100,739	—	1,067,833
	2009 GIP	—	—	122,656	—	789,926

(1)
Amounts in this column for the CASRSP represent Company contributions credited under the plan for 2016, which amounts are also included as All Other Compensation in the “2016 Summary Compensation Table”.

(2)
Amounts in this column for the CASRSP and the 2008 Deferred Compensation Plan (“2008 Deferred Plan”) represent earnings during 2016 under such plans. For Mr. Nivica and Mr. Sutton, earnings correspond to the yield on the investment options chosen by them under the 2008 Deferred Plan, which mirror the investment options under the CARSP. Amounts in this column for the 2009 GIP represent changes in our stock price during the year for all outstanding RSUs and/or PRSUs that were previously vested but remain subject to a hold requirement, plus related unpaid cash dividends credited during 2016 on such awards. None of the amounts in this column were reported as compensation in the “2016 Summary Compensation Table”.

(3)
Amounts in this column for the CASRSP do not include contributions credited for 2016 (column (d)) but not yet deposited into the participant’s account. Amounts in this column for the 2009 GIP include the value, at December 31, 2016, of all vested RSUs owned by the named executive officer subject to a hold requirement, plus accrued but unpaid cash dividends. The original grant date fair value of these PRSUs or RSUs were reported as a component of compensation in the Stock Awards

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Executive Compensation

column of the Summary Compensation Table in the year in which the award was granted. The portion of amounts in this column that have been reported in prior year Summary Compensation Tables is as follows: (i) for the 2009 GIP, Mr. Jensen – $324,169 and Mr. Nivica – $667,270; and (iii) for the 2008 Deferred Compensation Plan, Mr. Sutton – $126,202 and Mr. Nivica – $812,544.
All of our named executive officers were eligible in 2016 to participate in the Celanese Americas Supplemental Retirement Savings Plan (“CASRSP”), an unfunded, nonqualified defined contribution plan sponsored by Celanese Americas that is available only to persons who have a full year base salary in excess of the Code Section 401(a)(17) limit ($265,000 in 2016) or had their Retirement Contributions limited in the CARSP by Code Section 415. If a person is eligible to participate in the CASRSP because their salary exceeded the Code Section 401(a)(17) limit, he or she is entitled to an allocation under this plan equal to 6% of his or her salary in excess of the compensation limits under the CARSP (“Excess Earnings Contributions”). In addition, eligible participants are entitled to an allocation under this plan equal to 5% of his or her qualified earnings in excess of the Retirement Contribution made to the CARSP. The amount contributed to the plan on behalf of a participant is credited with earnings based on the earnings rate of one of the funds maintained for investments under the CARSP, which is currently the 1-3 year Government/Credit Bond Index Fund. The aggregate annualized rate of return for the credited earnings in 2016 was 1.19%. Beginning in 2015, participants will be credited with earnings based on the performance of certain hypothetical investment choices selected by the participant. These investment choices are the same investment choices available under the CARSP (other than the Celanese Stock Fund). Participants may change their investment elections at any time under the same rule that apply under the CARSP. Distributions under the CASRSP are in the form of a lump sum payment which is paid as soon as administratively practicable after termination of employment for most participants. Distributions to participants who are top 50 key employees of the Company must be delayed six months following termination based on Code Section 409A requirements.
Our 2008 Deferred Compensation Plan is an unfunded, nonqualified deferred compensation plan that provides certain of our senior employees and directors the opportunity to defer a portion of their compensation in exchange for a future payment amount equal to their deferrals plus or minus certain amounts based on the market performance of specified measurement funds selected by the participant. Directors Blackwell, Brown, Galante, Ihlenfeld, Walters, and Wulff, and Mr. Sutton and Mr. Nivica, were the only directors or named executive officers that made contributions to, or had balances in, this plan during 2016.

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Potential Payments Upon Termination or Change In Control
The particular events that trigger payments to our named executive officers are generally defined in our severance plan and the individual executives’ change in control agreements, deferred compensation agreements, stock option agreements, PRSU or RSU award agreements or restricted stock award agreements. The compensation and management development committee believes that the primary benefits to the Company of employment agreements are the non-competition and non-solicitation provisions found therein. In order to achieve the benefit of these provisions without incurring the generally negative obligations associated with employment agreements, the compensation and management development committee offers a more limited change in control agreement to each executive officer. However, the deferred compensation agreements, PRSU/RSU/restricted stock award agreements, and stock option agreements are still effective and provide for some potential payments upon termination and change in control as described in the tables below.
Severance Plan
Our Executive Severance Benefits Plan (“Severance Plan”) applies to all our named executive officers and other employees that are at certain salary levels, and provides, upon the involuntary termination without cause, for the payment of (i) one year’s base salary (one and one-half for the CEO); (ii) one year’s annual incentive plan bonus award (one and one-half for the CEO) based on target Company performance and a 1.0 individual modifier; and (iii) a prorated portion of the annual incentive plan award for the year in which the termination occurs based on actual Company performance and a 1.0 individual modifier. The Severance Plan also provides for the payment of premiums for post-termination health insurance coverage (“COBRA premiums”) for a period of one year from the date of termination (eighteen months for the CEO). As a condition to the receipt of any benefits under the Severance Plan, an executive must agree to standard release, non-compete, non-solicitation, and confidentiality provisions. In addition, the Severance Plan provides that the vesting of long-term incentive or other equity awards upon termination without cause will be governed by the terms of the applicable award agreements. Executives who are involuntarily terminated for any other reason (e.g., death, disability, retirement, termination for cause) are not eligible to receive severance benefits under the Severance Plan.
Change in Control Agreements
We have change in control agreements with each of our executive officers. The change in control agreements provide for a payment to be made to these officers following a termination of employment by the Company without cause or by the officer with good reason within two years following a change in control or following the first public announcement of a potential change in control transaction, provided certain conditions are satisfied, and in lieu of payments under the Severance Plan. Generally, the change in control agreements provide for each executive officer to receive:

•	a lump sum payment equal to two times the sum of:

▪	the names executive officer’s then current annualized base salary, and

▪
the higher of (a) the officer’s target bonus in effect on the last day of the fiscal year that ended immediately prior to the year in which the date of termination occurs, or (b) the average of the cash bonuses paid by the Company to the named executive officer for the three fiscal years preceding the date of termination; and

•	group health and dental coverage for the named executive officer and his or her dependents for a period of two years following the date of termination.
The Company’s current form of change in control agreement, which was executed by all of the named executive officers, does not contain a tax reimbursement provision and requires a cutback of benefits to avoid excise taxes if the after-tax benefit to the executive is greater than without the cutback. Each change in control agreement has a

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two-year term that is automatically renewed for successive two-year terms unless 90 days’ notice of non-renewal is given by either party to the agreement.

For purposes of the change in control agreements:	Changes to Change in Control Agreements In fiscal year 2015, in response to external feedback, we revised all outstanding change in control agreements to eliminate gross-up provisions.

“cause” generally means (i) a willful failure to perform one’s duties (other than as a result of total or partial incapacity due to physical or mental illness) for a period of 30 days following written notice by the Company of such failure; (ii) conviction of, or a plea of nolo contendere to, (x) a felony under the laws of the United States or any state thereof or any similar criminal act in a jurisdiction outside the United States or (y) a crime involving moral turpitude; (iii) willful malfeasance or willful misconduct which is demonstrably injurious to the Company or its Affiliates (as defined); (iv) any act of fraud; (v) any material violation of the Company’s code of conduct; (vi) any material violation of the Company’s policies concerning harassment or discrimination; (vii) conduct that causes material harm to the business reputation of the Company or its Affiliates; or (viii) breach of the confidentiality, non-competition, or non-solicitation provisions of the change in control agreement.

“good reason” generally means (i) a material diminution in base salary or annual bonus opportunity; (ii) a material diminution in authority, duties, or responsibilities (including status, offices, titles and reporting requirements); (iii) a material change in the geographic location; (iv) the failure of the Company to pay compensation or benefits when due, or (v) any other action or inaction that constitutes a material breach by the Company of the change in control agreement.

“change in control” generally means any one of the following events: (a) any person becoming the beneficial owner of thirty percent (30%) or more of Company’s voting securities (other than as a result of certain issuances or open market purchases approved by incumbent directors); (b) the Company’s incumbent directors ceasing to constitute at least a majority of the board of directors; (c) the stockholders of the Company approving a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction, or the sale or other disposition of all or substantially all of the Company’s assets, unless immediately following such transaction, (i) all or substantially all of the beneficial owners of the Company’s voting securities prior to such transaction are the beneficial owners of more than 50% of the combined voting power of the securities of the surviving entity in the transaction, (ii) no person is the beneficial owner of 30% or more of the combined voting power of the surviving entity in the transaction and (iii) at least a majority of the members of the board of directors of the surviving entity are incumbent directors; or (d) approval by the Company’s stockholders of a complete liquidation and dissolution of the Company. The preceding was a summary of the definition of a change in control, so please refer to actual text of the definition as set forth in the change in control agreements.

Long-Term Incentive Awards
The award agreements under which the stock options, PRSUs, RSUs and restricted stock awards were issued describe the circumstances under which the awards will vest, if earlier than the stated date. The following is a general summary of the provisions of awards that are unvested at December 31, 2016. Upon the death or disability of a participant, a prorated portion of the award will generally vest. Upon a termination without cause, a similar prorated portion of the award will generally vest. Also, a participant is eligible for prorated vesting if the participant is at the time of retirement at least 55 years of age and has at least 10 years of service with the Company (for Mr. Rohr, 65 years of age and at least 5 years of service). For PRSUs, proration upon retirement is based on service over the applicable performance period (except for the 2016 PRSU for Mr. Rohr, which is prorated based on service over the first 12 months of the performance period). Prorated PRSUs remain subject to actual performance results in case of termination without cause or retirement, and are vested at target in case of death or disability. Unvested awards are forfeited upon a termination with cause or voluntary resignation. In the case of a change in control, all awards granted since 2009 are “double trigger” – if a change in control occurs, the award is continued or replaced with an award of comparable value, and the participant is subsequently terminated, then the portion of the award that was unvested at the time of termination will be accelerated. If in connection with a change in control the participant’s rights in the award are adversely affected (i.e., such as by the award not being continued) and the award is not replaced with an award of comparable value, then the unvested portion of the award would be accelerated upon the change in control without requiring termination of employment. PRSUs would vest at target level if otherwise payable upon a change in control.
Long-term incentive awards granted in 2010, 2011 and a portion of 2012 generally have a hold requirement for a portion of the shares received upon vesting of PRSUs or RSUs or upon the exercise of stock options. Under the hold requirement, a specified percentage of the award is held after the applicable vesting date as vested RSUs, to be settled by delivery of shares at the seventh anniversary of the grant date (or earlier in the event of death, disability or

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change in control). During the hold period, the vested RSUs are credited with cash dividends to be paid (without interest) at the end of the hold period. If during the hold period the participant’s employment is terminated by the Company for cause (as defined in the award agreement) or the participant breaches the applicable clawback agreement with the Company, the RSUs subject to the hold requirement are forfeited and canceled without consideration. In the event of a change in control, all shares subject to the hold requirement would be delivered to the participant. In the event of certain other termination scenarios, the hold requirement would survive, and the shares would be delivered on the date they would have otherwise been delivered had the participant remained an employee. However, if a participant is terminated for cause, all shares subject to the holding requirement would be forfeited. The hold requirement was eliminated from future equity awards during 2012.
Under such long-term incentive award agreements, a “change in control” of the Company generally means, in accordance with Treasury Regulation Section 1.409A-3(i)(5), any of the following: (i) any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total voting power of the stock of the Company; (ii) a majority of members of the board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the board prior to the date of the appointment or election; (iii) any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to 50% of more of all of the assets of the Company immediately prior to such acquisition or acquisitions; or (iv) beginning in 2014, certain other business transactions affecting the Company.
Post-Termination Table
The table below shows an estimate of the amount of additional compensation that each of our named executive officers employed by us at year end would receive in the event of a termination or change in control, taking into consideration the circumstances of the termination and payments that the named executive officer would be entitled to under the various agreements described above. The amounts shown are generally categorized as follows: voluntary termination or termination for cause; involuntary termination without cause or by the executive for good reason; termination due to death or disability; and change in control (with and without termination). The amounts shown assume that such termination was effective as of December 31, 2016. As of December 31, 2016, the closing price of our Common Stock was $78.74 per share.
The table below includes additional benefits triggered by a termination and change in control only. Please see the following tables for details of the named executives’ vested payments and benefits that they would be entitled to receive regardless of the occurrence of a termination or change of control:
•For Stock Options – See “Outstanding Equity Awards at Fiscal Year 2016 End Table”;
•For Pension Benefits – See “2016 Pension Benefits Table”; and
•For Nonqualified Deferred Compensation – See “2016 Nonqualified Deferred Compensation Table”.
The actual amounts that will be paid upon termination can only be determined at the time of the named executive officer’s termination from the Company. The following table shows the potential payments to our named executive officers, upon termination or change in control.

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Executive Compensation

	Termination of Employment				Change in Control
	Voluntarily or for Cause	Involuntarily without Cause	Death	Disability	Without Termination	With Termination
Mark C. Rohr
Cash Payments
Severance Payment(1)	$—	$5,706,018	$—	$—	$—	$7,689,833
Equity Value
Stock Options	—	—	—	—	—	—
PRSUs(3)	—	14,355,326	14,250,601	14,250,601	27,166,009	27,166,009
Benefits & Perquisites
Excise Tax Gross-Up(4)	—	—	—	—	—	—
Welfare Benefits Continuation(5)	—	20,247	—	—	—	20,247
Outplacement Services(6)	—	16,200	—	—	—	—
Reduction to Avoid Excise Tax(7)	—	—	—	—	—	—
Total	$—	$20,097,791	$14,250,601	$14,250,601	$27,166,009	$34,876,089

Christopher W. Jensen
Cash Payments
Severance Payment(1)	$—	$1,471,139	$—	$—	$—	$2,112,000
Equity Value
Stock Options	—	—	—	—	—	—
RSUs(2)	—	378,346	378,346	378,346	2,042,594	2,042,594
PRSUs(3)	—	1,842,201	1,829,918	1,829,918	3,731,882	3,731,882
Benefits & Perquisites
Excise Tax Gross-Up(4)	—	—	—	—	—	—
Welfare Benefits Continuation(5)	—	22,789	—	—	—	34,184
Outplacement Services(6)	—	$16,200	—	—	—	—
Reduction to Avoid Excise Tax(7)	—	—	—	—	—	(1,231,848)
Total	$—	$3,730,675	$2,208,264	$2,208,264	$5,774,476	$6,688,812

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	Termination of Employment				Change in Control
	Voluntarily or for Cause	Involuntarily without Cause	Death	Disability	Without Termination	With Termination
Patrick D. Quarles
Cash Payments
Severance Payment(1)	$—	$1,677,083	$—	$—	$—	$2,616,000
Equity Value
RSUs(2)	—	1,878,815	1,878,815	1,878,815	4,408,023	4,408,023
PRSUs(3)	—	864,723	1,568,973	1,568,973	3,112,041	3,112,041
Benefits & Perquisites
Excise Tax Gross-Up(4)	—	—	—	—	—	—
Welfare Benefits Continuation(5)	—	22,789	—	—	—	34,184
Outplacement Services(6)	—	16,200	—	—	—	—
Reduction to Avoid Excise Tax(7)	—	—	—	—	—	—
Total	$—	$4,459,610	$3,447,788	$3,447,788	$7,520,064	$10,170,248

Scott M. Sutton
Cash Payments
Severance Payment(1)	$—	$1,573,144	$—	$—	$—	$2,163,925
Equity Value
RSUs(2)	—	875,274	875,274	875,274	4,393,928	4,393,928
PRSUs(3)	—	1,402,596	1,534,091	1,534,091	3,268,419	3,268,419
Benefits & Perquisites
Excise Tax Gross-Up(4)	—	—	—	—	—	—
Welfare Benefits Continuation(5)	—	22,591	—	—	—	33,887
Outplacement Services(6)	—	16,200	—	—	—	—
Reduction to Avoid Excise Tax(7)	—	—	—	—	—	—
Total	$—	$3,889,805	$2,409,365	$2,409,365	$7,662,347	$9,860,159

Gjon N. Nivica, Jr.
Cash Payments
Severance Payment(1)	$—	$1,316,112	$—	$—	$—	$2,370,000
Equity Value
Stock Options	—	—	—	—	—	—
RSUs(2)	—	166,535	166,535	166,535	559,999	559,999
PRSUs(3)	—	1,736,611	1,762,910	1,762,910	3,384,954	3,384,954
Benefits & Perquisites
Excise Tax Gross-Up(4)	—	—	—	—	—	—
Welfare Benefits Continuation(5)	—	22,789	—	—	—	34,184
Outplacement Services(6)	—	16,200	—	—	—	—
Reduction to Avoid Excise Tax(7)	—	—	—	—	—	—
Total	$—	$3,258,247	$1,929,445	$1,929,445	$3,944,953	$6,349,137

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(1)	Paid pursuant to the Severance Plan and change in control agreements, as applicable and discussed above.

(2)
Time-based RSUs vest in full upon a change in control if the award is adversely affected and is not replaced with an award of equivalent economic value. The numbers presented in the change in control scenarios assume that the awards are adversely affected and not replaced with an award of equivalent economic value. To the extent the awards are replaced with awards of equivalent economic value and the executive remained employed following a change in control, the numbers shown in the Change in Control – Without Termination column above would be different.

In the event of other eligible termination events, a prorated amount will vest based on the portion of the service period that has lapsed.

(3)
Upon a change in control, 2014 performance-based RSUs (“PRSUs) vest at the maximum level (200%) and 2015/2016 PRSUs vest at the greater of target or estimated actual performance (target performance has been assumed) if the award is adversely affected and is not replaced with an award of equivalent economic value. The numbers presented in the change in control scenarios assume that the awards are adversely affected and not replaced with an award of equivalent economic value. To the extent the awards are replaced with awards of equivalent economic value and the executive remained employed following a change in control, the numbers shown in the Change in Control – Without Termination column above would be different.

In the event of death and disability, a prorated amount will vest at the maximum level (200%) for the 2014 PRSUs and at target performance for the 2015/2016 PRSUs. If the executive is terminated without cause, a prorated amount will vest based on actual performance.

(4)	None of the named executive officers is entitled to any tax gross-up.

(5)
Represents reimbursement of premiums for 18 months of medical and dental coverage continuation upon a change in control as applicable, and the payment of COBRA premiums for a period of one year (18 months for Mr. Rohr) from the date of termination under our Severance Plan, each based on 2016 rates.

(6)	Upon termination by the Company without cause, each executive is entitled to up to $16,200 in outplacement services.

(7)
The executives’ change in control agreements provide for a “best net” feature which would reduce the parachute payments to the safe-harbor limit if it is more financially advantageous to the executive on an after-tax basis (taking into consideration federal, state and local income taxes, and the imposition of the excise tax). In the event it is more advantageous for the executive’s payments to be reduced, the Company shall reduce or eliminate the payments by first reducing or eliminating those payments which are not payable in cash and then by reducing or eliminating cash payments in each case in reverse order of when they would have otherwise been paid.

Mr. Nivica’s employment with the Company terminated effective March 3, 2017 and he received those corresponding amounts otherwise contemplated in the table above for a termination without cause, adjusted for a proration as of his separation date. He remains eligible for a prorated 2017 annual incentive award, subject to the Company’s 2017 performance results.

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Audit Matters

AUDIT MATTERS
Audit Committee Report
The audit committee is composed of four independent directors, each of whom satisfies the independence requirement of Rule 10A-3 under the Securities Exchange Act of 1934, as amended. The audit committee assists the board of directors in fulfilling its oversight responsibilities with respect to the external reporting process and the Company’s internal controls. The audit committee serves as the primary communication link between the board, the independent public accounting firm, and our internal auditors.
Company management is responsible for the financial statements and the reporting process, including the system of disclosure controls and procedures and the internal control over financial reporting. The independent registered public accounting firm, KPMG LLP, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States and on the effectiveness of the Company’s internal control over financial reporting.
The audit committee reviewed and discussed with the Company’s management and KPMG LLP the audited financial statements for the Company for the year ended December 31, 2016. The audit committee also met with KPMG LLP and the internal auditors, with and without management present, to discuss the results of the auditors’ examinations, their evaluation of our internal control, and the overall quality of our financial reporting. The audit committee also discussed with KPMG LLP the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board (the “PCAOB”). In addition, the audit committee discussed with KPMG LLP its independence from the Company and management and received from KPMG LLP the written disclosures required by PCAOB Rules regarding the independent registered public accounting firm’s communications with the audit committee concerning independence.
The audit committee discussed with KPMG LLP and the internal auditors the overall scope and plans for their respective audits. The audit committee reviewed and discussed the fees billed to the Company by KPMG LLP for audit, audit-related, tax and other services provided during fiscal 2016, which are set forth under “Item 4: Ratification of Independent registered Public Accounting Firm”, and determined that the provision of non-audit services is compatible with KPMG LLP’s independence. Based on the audit committee’s reviews and discussions described above, the audit committee recommended to the board of directors that the audited consolidated financial statements for the Company be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the SEC.
The audit committee evaluates the performance of the independent registered public accounting firm each year and determines whether to re-engage the current firm or consider other audit firms. In doing so, the audit committee considers the quality and efficiency of the services provided by the registered public accounting firm, along with their capabilities, technical expertise, and knowledge of our operations and industry. Based on these evaluations, the audit committee decided to engage KPMG LLP as our independent registered public accounting firm for fiscal 2017. Although the audit committee has the sole authority to appoint the independent registered public accounting firm, the audit committee has continued its long-standing practice of recommending that the board ask our stockholders to ratify the appointment of the registered public accounting firm at our annual meeting of stockholders. This report was submitted by the current members of the audit committee,

Dated: February 9, 2017	John K. Wulff, Chairman
Jean S. Blackwell
William M. Brown
David F. Hoffmeister

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Audit Matters

The audit committee report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the audit committee report by reference therein.

ITEM 4: Ratification of Independent Registered Public Accounting Firm
The audit committee of the board of directors has selected KPMG LLP to audit the Company’s consolidated financial statements for the year ended 2017. Since 2005, KPMG LLP has served as our independent registered public accounting firm and also provided other audit-related and non-audit services that were approved by the audit committee.
Representatives of KPMG LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from stockholders.
We are asking our stockholders to ratify the selection of KPMG LLP as our independent registered public accounting firm. Although ratification is not required by our By-laws or otherwise, the board is submitting the audit committee’s selection of KPMG LLP to our stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the audit committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. If the appointment of KPMG LLP is not ratified, the audit committee will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement.
Audit and Related Fees
Aggregate fees billed to the Company by KPMG LLP and its affiliates were as follows:

	Year Ended December 31,
	2016	2015
Audit Fees(1)	$5,730,400	$5,909,400
Audit-related Fees(2)	95,384	181,639
Tax Fees(3)	1,041,786	1,104,905
All Other Fees(4)	7,013	—
Total Fees	$6,874,583	$7,195,944

(1)
For professional services rendered for the audits of annual consolidated financial statements of the Company (including the audit of internal control over financial reporting), statutory audits in non-U.S. jurisdictions, the review of the Company’s quarterly consolidated financial statements and review of SEC filings.

(2)	Primarily for professional services rendered in connection with consultation on financial accounting and reporting standards and employee benefit plan audits.

(3)	Primarily for professional services related to technical assistance, the preparation of tax returns in non-U.S. jurisdictions and assistance with tax audits and appeals.

(4)	For other permitted professional advisory services.

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Audit Matters

Audit Committee Pre-Approval Policy
The audit committee is responsible for appointing, retaining and pre-approving the fees of the Company’s independent registered public accounting firm. The audit committee has adopted a Policy for Pre-Approval of Independent Auditor Services (“Pre-Approval Policy”) pursuant to which proposed services may be pre-approved through the application of detailed policies and procedures (“general pre-approval”) or by specific review of each service (“specific pre-approval”). The audit committee has provided general pre-approval for certain specific types of non-prohibited audit, audit-related and tax services that do not exceed $200,000 per project and $1,000,000 per year in the aggregate and gives detailed guidance to management as to the specific services that are eligible for general pre-approval. The audit committee is to be informed on a timely basis of any services performed by the independent registered public accounting firm pursuant to general pre-approval. Unless a type of service is included in this general pre-approval, it will require specific pre-approval. The annual audit services engagement terms and fees must be specifically pre-approved by the audit committee. Requests to provide services that require specific pre-approval must be submitted to the audit committee by both the independent registered public accounting firm and the chief financial officer or corporate controller, and must include detailed back-up documentation and a joint statement as to whether the request or application is consistent with the SEC’s rule on auditor independence.
The audit committee may delegate its pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the audit committee at its next scheduled meeting.
All services performed by our independent registered public accounting firm in 2016 were pre-approved by the audit committee or otherwise under the Pre-Approval Policy.
Vote Required
Although ratification is not required in our By-laws or otherwise, approval of this proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
“FOR” THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2017

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Management Proposal

MANAGEMENT PROPOSAL
ITEM 5: Re-Approval of the Material Terms of Our 2009 Global Incentive Plan to Permit the Tax Deductibility of Certain Awards
Background and Reasons for the Re-Approval
The Company is asking stockholders to re-approve the material terms contained in the Celanese Corporation 2009 Global Incentive Plan (the “2009 GIP”) as described below for awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).
Our board of directors believes that it is in the best interests of the Company and its stockholders to provide for a stockholder-approved plan under which certain awards to executive officers can be deducted for federal income tax purposes. Under Section 162(m) of the Code (“Section 162(m)”), the federal income tax deductibility of compensation paid to the Company’s chief executive officer and the three other most highly compensated executive officers (other than the chief financial officer) may be limited to the extent that such compensation exceeds $1,000,000 in any fiscal year. However, compensation that satisfies the requirements for “performance-based compensation” as defined in Section 162(m) is not subject to this limit and, therefore, is generally deductible in full by the Company.
To qualify as “performance-based compensation” under Section 162(m), the material terms under which compensation may be paid must be disclosed to, and approved by, our stockholders at least every five years. For these purposes, the material terms are the performance measures and individual award limits under the 2009 GIP, as well as the identification of the individuals eligible to receive awards under the 2009 GIP. The 2009 GIP was last approved by stockholders in 2012. The 2009 GIP must therefore be re-approved by our stockholders at this time in order to continue to provide the Company with a means to grant awards that are intended to qualify as “performance-based compensation” under Section 162(m).
Because it is the Company’s and compensation and management development committee’s policy to maximize long-term stockholder value, tax deductibility is not the only consideration in awarding compensation under the 2009 GIP. Further, stockholder approval of the material terms of the 2009 GIP does not guarantee that all compensation awarded under the 2009 GIP will qualify as qualified performance-based compensation or otherwise be deductible. The compensation and management development committee retains the flexibility and discretion to award compensation that may not be tax deductible. Moreover, even if we intend to grant compensation that qualifies as qualified performance-based compensation under the 2009 GIP, we cannot guarantee that such compensation will so qualify or will ultimately be deductible by us.
Stockholders are not being asked to approve any amendment to the 2009 GIP, but are only being asked to approve the material terms under the 2009 GIP for purposes of Section 162(m). No additional shares are being added to the 2009 GIP at this time.
Vote Required
Approval of this proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote.

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Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
“FOR” THE RE-APPROVAL OF THE MATERIAL TERMS OF THE 2009 PLAN FOR PURPOSES OF
SECTION 162(m) OF THE INTERNAL REVENUE CODE

Summary of the 2009 GIP
In the following paragraphs we summarize the principal features of the 2009 GIP. This summary is qualified in its entirety by reference to the full text of the 2009 GIP, which is set forth in Exhibit B to this Proxy Statement. Stockholders are urged to read the 2009 GIP in its entirety. Any capitalized terms used in this summary description but not defined here or elsewhere in this Proxy Statement have the meanings assigned to them in the 2009 GIP.
General
The purpose of the 2009 GIP is to provide employees (including executive officers), non-employee directors and other service providers with incentives for the future performance of services that are linked to the profitability of the Company’s businesses and to the interests of the Company’s stockholders. Certain aspects of the 2009 GIP are also intended to encourage employees (including executive officers), non-employee directors and other service providers to own Common Stock, so that they may establish or increase their proprietary interest in the Company and align their interests with the interests of the stockholders.
Under the 2009 GIP, the compensation and management development committee may award incentive and nonqualified stock options, stock appreciation rights (“SARs”), restricted stock, RSUs and incentive bonuses (which may be paid in cash or stock or a combination thereof), any of which may be performance-based, with vesting and other award provisions that provide effective incentives to Company key employees (including executive officers), and other service providers. The board approves equity awards to non-employee directors.
Administration
The 2009 GIP is administered by the compensation and management development committee of the board. The compensation and management development committee has broad authority, subject to the provisions of the 2009 GIP, to administer and interpret the 2009 GIP, including, without limitation, the authority to:

•	prescribe, amend and rescind rules and regulations relating to the 2009 GIP and to define terms not otherwise defined in the 2009 GIP;

•
determine which persons are plan participants, to which of such participants awards will be granted and the timing of any such awards, provided that the board makes determinations regarding awards to non-employee directors;

•
grant awards and determine the terms and conditions of those awards, including the number of shares subject to awards and the exercise or purchase price of such shares and the circumstances under which awards become exercisable or vested or are forfeited or expire;

•	establish and verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any award;

•
prescribe and amend the terms of the agreements or other documents evidencing awards and the terms or form of any document or notice required to be delivered to the Company by participants under the 2009 GIP;

•	determine the extent to which adjustments are required in relation to changes in the Company’s capitalization, such as stock splits, reverse stock splits or dividends;

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•
interpret and construe the 2009 GIP, any rules and regulations under the 2009 GIP and the terms and conditions of any award, and to make exceptions to any such provisions in good faith in extraordinary circumstances; and

•	make all other determinations deemed necessary or advisable for the administration of the 2009 GIP.
All decisions and actions of the compensation and management development committee are final and binding on all participants in the 2009 GIP. Subject to certain limitations, the compensation and management development committee may authorize one or more officers of the Company to perform any or all things the compensation and management development committee is authorized and empowered to do or perform under the 2009 GIP (other than the grant of awards to executive officers of the Company). In addition, the compensation and management development committee may delegate any or all aspects of the day-to-day administration of the 2009 GIP to one or more officers or employees of the Company or any subsidiary, and/or to one or more agents. With respect to equity awards to non-employee directors, the board administers the 2009 GIP in the place of the compensation and management development committee.  The committee has delegated to our chief executive officer (while he is a director) authority to make grants of equity awards to persons who are not executive officers of the Company (within certain specified limits).
Eligibility
Employees (including executive officers), non-employee directors and other service providers of the Company and its subsidiaries and affiliates are eligible for grants under the 2009 GIP. The board has identified these classes of individuals as those whose services are linked most directly to the profitability of our businesses and to the interests of our stockholders. In determining the persons to whom grants will be awarded and the number of shares and type of award to be covered by each grant, the compensation and management development committee may take into account, among other things, the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the compensation and management development committee deems relevant in connection with accomplishing the purpose of the 2009 GIP. Because awards are established at the discretion of the compensation and management development committee, subject to the limits described above, the number of shares that may be granted to any participant under the 2009 GIP cannot be determined. As of December 31, 2016, there were approximately 7,300 employees eligible for awards and eight eligible non-employee directors.
Stock Subject to 2009 GIP
No increase has been made to the number of shares available under the 2009 GIP at this time. Under the 2009 GIP as approved by stockholders in 2012, the aggregate number of shares of Common Stock issuable under the plan equals 13,500,000 plus certain shares from a 2004 prior plan that were available for grant in 2009 or that were later canceled, forfeited or expired unexercised. See “Stock Plan Table” below for information about the shares that remain available for grant as of December 31, 2016.
Shares of Common Stock issued under the 2009 GIP may be either authorized and unissued shares or previously issued shares acquired by the Company, including shares purchased on the open market. On termination or expiration of an unexercised option, SAR or other stock-based award under the 2009 GIP, in whole or in part, the number of shares of Common Stock subject to such award will become available for grant again under the 2009 GIP. Shares used to pay the exercise price of stock options or shares withheld for the payment of taxes will not become available for grant again. SARs are counted based on the gross number of shares covered by the award, not the net shares settled at exercise. With respect to awards other than options and SARs, such as RSUs, the number of shares available for awards under the 2009 GIP is reduced by 1.59 shares for each share covered by such award or with respect to which such award relates. For purposes of share counting, we conservatively assume that the maximum number of performance-vesting RSUs will be earned until the actual number earned is known. Therefore, we reduce the shares available for award by an additional 2.0 for performance-vesting RSU awards. The maximum number of shares of Common Stock that may be issued pursuant to stock options intended to be incentive stock options is 5,350,000.

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Types of Awards Under the 2009 GIP
The 2009 GIP provides for the following types of awards:

•	Stock options (both incentive stock options and “non-qualified’’ stock options);

•	SARs, alone or in conjunction with stock options or other awards, settled in cash or stock, or a combination of both;

•	Shares of restricted stock and RSUs (which may have performance conditions), settled in cash or stock, or any combination of both; and

•	Incentive bonuses which may be paid in cash, stock or a combination of both.
Stock Options. Stock options granted to participants may be granted alone or in addition to other awards granted under the 2009 GIP and may be of two types: (i) incentive stock options within the meaning of Section 422 of the Code (“ISOs”); or (ii) non-qualified stock options, which are stock options that are not intended to be incentive stock options (“NSOs”). All stock options granted under the 2009 GIP will be evidenced by a written agreement between the Company and the participant. Each agreement will provide, among other things, whether it is intended to be an agreement for an incentive stock option or a non-qualified stock option, the number of shares subject to the option, the exercise price, exercisability (or vesting), the term of the option, and other terms and conditions. The option term under the 2009 GIP may not exceed 7 years (or 5 years for certain ISOs).
Subject to the express provisions of the 2009 GIP, options generally may be exercised over such period, in installments or otherwise, as the compensation and management development committee may determine. If the compensation and management development committee provides that any stock option is exercisable only in installments, the compensation and management development committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as it, in its sole discretion, deems appropriate, and the compensation and management development committee may at any time accelerate the exercisability of any stock option. Dividend equivalents may not be granted with respect to shares underlying stock options.
The exercise price for any stock option granted may not be less than the fair market value of the Common Stock subject to that option on the grant date; provided, however, that the exercise price per share with respect to an option that is granted in connection with a merger or other acquisition as a substitute or replacement award for options held by optionees of the acquired entity may be less than 100% of the fair market value on the grant date if such exercise price is based on a formula set forth in the terms of the options held by such optionees or in the terms of the agreement providing for such merger or other acquisition. (The fair market value of a share of the Common Stock as of March 1, 2017, was $90.78.) The exercise price may be paid in shares, cash or a combination thereof, as determined by the compensation and management development committee, including an irrevocable commitment by a broker to pay over such amount from a sale of the shares issuable under an option, the delivery of previously owned shares and withholding of shares deliverable upon exercise.
Following termination of employment, the participant’s right to exercise an option then held shall be determined by the terms of the award agreement unless the compensation and management development committee otherwise agrees as provided in a separation agreement. In all cases, individual option agreements may provide for different terms, and in no case may an option be exercised after the expiration of its term.
Stock Appreciation Rights. SARs may be granted alone (“freestanding SARs”) or in conjunction with all or part of a stock option (“tandem SARs”). Upon exercising a SAR, the participant is entitled to receive the amount by which the fair market value of the Common Stock at the time of exercise exceeds the exercise price of the SAR. This amount is payable in Common Stock, cash, or a combination of Common Stock and cash, at the compensation and management development committee’s discretion. The exercise price of a freestanding SAR will be specified in the award agreement and is subject to the same limitations as the exercise price of an option. The strike price of a tandem SAR is the same as the exercise price of the related option. The other terms and conditions that apply to stock options, including the provisions that apply in the event of a participant’s termination of employment and the prohibition on repricings, also generally apply to freestanding SARs.

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A participant may exercise a freestanding SAR in the manner determined by the compensation and management development committee and specified in the award agreement, but may only exercise a tandem SAR if the related stock option is also exercisable. A participant’s tandem SAR will not be exercisable if the participant has already exercised the related stock option, or if that option has terminated. See “Stock Options” above for details. Similarly, once a participant exercises a tandem SAR, the related stock options will no longer be exercisable. Dividend equivalents may not be paid with respect to shares underlying stock appreciation rights.
Restricted Stock and Restricted Stock Units. A restricted stock award is an award of Common Stock with restrictions that lapse in installments over a vesting period following the grant date. A restricted stock unit, or RSU, is an award denominated in shares of Common Stock which will be settled in shares or an equivalent value of cash after satisfying any vesting or other conditions specified in the award. The 2009 GIP also allows for an award of restricted stock or RSUs to be treated as a performance award, under which the grant, issuance or vesting of such award would be based on satisfaction of pre-established objective performance criteria over a performance period of at least one year.
Shares of restricted stock and RSUs may be awarded either alone or in addition to other awards granted under the 2009 GIP. The compensation and management development committee will determine the eligible individuals to whom grants will be awarded, and the terms and conditions of the grants, subject to the limitations contained in the 2009 GIP. For restricted stock or RSU awards to participants other than non-employee directors, except in the event of a change in control of the Company or the death or disability of the participant, restricted stock and RSUs will vest no sooner than one year following the date of grant.
Unless otherwise determined by the compensation and management development committee, the recipient of a restricted stock award will have, with respect to the shares of such restricted stock, all of the rights of a stockholder of the Company, including, if applicable, the right to vote the shares and receive any cash dividends (which may be deferred by the compensation and management development committee and reinvested in additional shares of restricted stock). Holders of RSUs are not entitled to voting rights in the shares of Common Stock underlying their RSUs until the underlying shares are actually reflected as issued and outstanding shares on the Company’s stock ledger. RSUs may include dividend equivalents (as if the RSUs were actual shares of Common Stock).
However, dividends on restricted stock and dividend equivalents on RSUs will not be payable before any applicable performance conditions are satisfied or the applicable vesting date (for a time-vested restricted stock or RSU award).
Incentive Bonuses. An incentive bonus is an opportunity for a participant to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a performance period of not less than one year. The terms of any incentive bonus may be set forth in an award agreement that includes provisions regarding (i) the target and maximum amount payable to the participant, (ii) the performance criteria and level of achievement versus these criteria that shall determine the amount of such payment, (iii) the term of the performance period as to which performance shall be measured for determining the amount of any payment, (iv) the timing of any payment earned by virtue of performance, (v) restrictions on the alienation or transfer of the incentive bonus prior to actual payment, (vi) forfeiture provisions, and (vii) such further terms and conditions as determined by the compensation and management development committee.
The compensation and management development committee shall establish the performance criteria and level of achievement versus these criteria that shall determine the threshold, target and maximum amount payable under an incentive bonus, which criteria may be based on financial performance and/or personal performance evaluations. The compensation and management development committee may specify the percentage of the target incentive bonus that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m), in which case the performance criteria will be determined as specified below. The compensation and management development committee shall certify the extent to which any performance criteria have been satisfied, and the amount payable as a result thereof, prior to payment of any incentive bonus that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m).
Annual bonus awards earned by named executive officers shall be determined based on the attainment of established objectives. Such objectives may be qualitative or quantitative in nature. Further, no reduction in the

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annual bonus award for one executive officer or employee shall result in an increased bonus award to any other executive officer or any other employee.
The compensation and management development committee shall determine the timing of payment of any incentive bonus. Payment of the amount due under an incentive bonus may be made in cash or in shares of Common Stock, as determined by the compensation and management development committee.
Performance-Based Compensation Under Section 162(m)
Performance Goal and Criteria. The compensation and management development committee may specify certain performance criteria, which must be satisfied before stock options, stock appreciation rights, restricted stock and RSUs will be granted or will vest or incentive bonuses will become payable.
“Performance goals” means the specific objectives that may be established by the compensation and management development committee, from time to time, with respect to an award. These objectives may be based on the attainment of specified levels of one or more of the following measures, applied to either the Company as a whole or to a business unit or a subsidiary or division, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, as applicable:

•	cash flow (before or after dividends) or cash from operations;

•	earnings, profit or income measures or earnings per share;

•	stock price (including, but not limited to, growth measures and total stockholder return);

•	cost control measures, expense targets, productivity and ratios thereof;

•	improvement of financial ratings;

•	return measures (including, but not limited to, return on assets, net assets, capital, investment, invested capital, equity, sales or revenue);

•	market share or market capitalization;

•	economic value added;

•	debt levels or reduction or leverage (debt to capital);

•	revenue or revenue growth;

•	balance sheet metrics;

•	operating margin, profit margin or other margin metrics;

•	return on operating revenue or operating ratio;

•
successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnership or other transactions;

•	implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction;

•	operating revenue or efficiency;

•	bookings or backlog;

•	customer metrics;

•	working capital targets;

•	environmental, health and/or safety goals;

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•
strategic initiatives or sustainability metrics (including, but not limited to, corporate governance, consumer advocacy, enterprise risk management, employee development and portfolio restructuring); and/or

•	derivations of any of the foregoing.
For awards to be “performance-based compensation” under Section 162(m), subject to the requirements of Section 162(m), the performance goals established by the compensation and management development committee must be objective and must be substantially uncertain at the time they are established. The compensation and management development committee cannot have the discretion to increase the amount of compensation that is payable pursuant to a performance award. At the end of the designated performance period, the compensation and management development committee will determine to what extent the established performance goals have been met and will certify the performance results before amounts are paid.
Under the 2009 GIP and to the extent consistent with Section 162(m), the compensation and management development committee (i) shall appropriately adjust any evaluation of performance to eliminate the effects of charges for restructurings, discontinued operations, unusual or infrequent items and all items of gain, loss or expense determined to be unusual or infrequent in nature or related to the acquisition or disposal of a segment of a business or related to a change in accounting principle all as determined in accordance with generally accepted accounting principles in the United States of America or identified in the Company’s financial statements or notes to the financial statements, and (ii) may appropriately adjust any evaluation of performance to exclude any of the following events that occurs during a performance period: asset write-downs; litigation, claims, judgments or settlements; the effect of changes in tax law or other such laws or provisions affecting reported results; and accruals for reorganization and restructuring programs.
With respect to awards made to our named executive officers, the vesting or payment of which are to be made subject to performance goals, the compensation and management development committee may design such awards or a portion thereof to comply with the applicable provisions of Section 162(m), including, without limitation, those provisions relating to the pre-establishment and certification of performance goals. With respect to awards not intended to comply with Section 162(m), performance goals may also include such individual or subjective performance criteria as the compensation and management development committee may, from time to time, establish. Performance goals applicable to any award may include a threshold level of performance below which no portion of the award will become vested or payable, and levels of performance at which specified percentages of such award will become vested or payable.
Limitations; Committee Discretion. Subject to certain adjustments for changes in our corporate or capital structure described below and certain other exceptions, participants may not be granted (i) stock options or stock appreciation rights shares in any calendar year for more than 1,000,000 shares and (ii) performance-based restricted stock and RSU awards that are intended to qualify as “performance-based compensation” under Section 162(m) in any calendar year for more than 1,000,000 shares. The maximum dollar value granted to any participant pursuant to that portion of a cash incentive bonus granted under the 2009 GIP for any calendar year to any employee that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) may not exceed $20.0 million.
Other Terms and Conditions
Agreements. Awards granted under the 2009 GIP will be evidenced by agreements consistent with the 2009 GIP. Neither the 2009 GIP nor any agreements entered thereunder confer a right to continued employment to any participant. Each agreement shall specify the extent to which a participant shall have the right to receive awards following termination of his employment with or provision of services to the Company, its affiliates, or its subsidiaries.
Transferability. Awards granted under the 2009 GIP may not be transferred except by will or by the laws of descent and distribution, and each option shall be exercisable only by the participant during his or her lifetime, except that a participant may transfer an award for no consideration to the participant’s “family members” as defined in Form S-8 under the Securities Act of 1933. In no event are awards transferable for value or consideration.

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Anti-Dilution Protection. In the event of any change in capitalization of the Company, such as a stock split, corporate transaction, merger, consolidation, separation, spin off, or other distribution of stock or property of the Company, any reorganization, any partial or complete liquidation of the Company or any extraordinary cash or stock dividend, the compensation and management development committee will make appropriate substitutions or adjustments in the aggregate number and kind of shares reserved for issuance under the 2009 GIP, in the share limitations for awards set forth in the 2009 GIP, in the number of shares subject to the 2009 GIP, and of the exercise price of outstanding awards, or will make such other equitable substitution or adjustments as it may determine to be appropriate. These adjustments may also be made to outstanding awards.
Change in Control. The compensation and management development committee may provide in any award agreement provisions relating to the treatment of awards in the event of a change in control. The term “change in control” shall not be deemed to have occurred unless the applicable triggering transaction has been consummated and the threshold level of ownership change or acquisition that would trigger a change in control shall be at least thirty percent (30%). Our grant practice for awards under the 2009 GIP has been to provide “double trigger” vesting in connection with a change in control - that is, if a change in control occurs, the award is continued or replaced with an award of comparable value, and the participant is subsequently terminated, then the portion of the award that was unvested at the time of termination will be accelerated. If in connection with a change in control the participant’s rights in the award are adversely affected (i.e., such as by the award not being continued) and the award is not replaced with an award of comparable value, then the unvested portion of the award would be accelerated upon the change in control without requiring termination of employment.
No Repricings of Options or SARs. The 2009 GIP prohibits the repricing of stock options and SARs without the approval of the stockholders. This provision applies to both direct repricings (lowering the exercise price or strike price of a stock option or stock appreciation right) as well as indirect repricings (canceling an outstanding stock option or stock appreciation right and granting a replacement stock option or stock appreciation right with a lower exercise price or strike price).
Deferral of Gains. The compensation and management development committee may provide for the deferred delivery of shares, or impose a holding period for shares or RSUs, upon settlement, vesting or other events with respect to restricted stock or RSUs, or in payment or satisfaction of an incentive bonus, to the extent consistent with Section 409A of the Code or long-term incentive plan design.
Amendment and Termination. The board may amend, alter or discontinue the 2009 GIP and the compensation and management development committee may amend or alter any agreement or other document evidencing an award made under the 2009 GIP, but no such amendment shall, without the approval of the Company’s stockholders, reduce the exercise price of outstanding options or SARs; reduce the price at which options or SARs may be granted; increase the benefits accrued to any participant; increase the number of shares available for issuance under the 2009 GIP; modify the eligible classes of participants under the 2009 GIP; eliminate the minimum vesting requirements applicable to restricted stock and RSUs described above or allow the compensation and management development committee to waive such requirements; or otherwise amend the 2009 GIP in any manner requiring stockholder approval by law or under applicable listing requirements. No amendment or alteration to the 2009 GIP or an award shall be made which would impair the rights of a participant, without the participant’s consent, provided that no such consent shall be required if the compensation and management development committee determines in its sole discretion and prior to the date of any change in control that such amendment or alteration either is required or advisable in order for the Company, the 2009 GIP or the award to satisfy any law or regulation or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard. Unless earlier terminated by the board, the 2009 GIP will continue in effect until April 19, 2022.

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Plan Benefits
The exact types and amounts of any future awards to be made to any eligible participants pursuant to the 2009 GIP are not presently determinable. As a result of the discretionary nature of the 2009 GIP, it is not possible to state who the participants in the 2009 GIP will be in the future or the number of options or other awards to be received by a person or group.
The following table sets forth the number of awards granted under the 2009 GIP by type during 2016 to the listed persons and groups and the average per share exercise price of the options granted:

Name and position	Number of Options Granted	Average Per Share Exercise Price of Options	Number of Shares of Restricted Stock Granted	Number of Restricted Stock Units Granted
Mark C. Rohr Chairman and Chief Executive Officer	___	___	___	107,179
Christopher W. Jensen Senior Vice President and Chief Financial Officer	___	___	___	43,195
Patrick D. Quarles Executive Vice President and President, Acetyls Chain	___	___	___	47,123
Scott M. Sutton Executive Vice President and President, Materials Solutions	___	___	___	69,654
Gjon N. Nivica, Jr. Senior Vice President and General Counsel	___	___	___	21,402
All executive officers, as a group	___	___	___	323,584
All employees who are not executive officers, as a group	___	___	___	402,226
All directors who are not employees, as a group	___	___	___	14,332
Stock Plan Table
The following table presents information on the Company’s equity compensation plans at December 31, 2016:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,798,343	(1)	44.54	19,313,360	(2)
Equity compensation plans not approved by security holders (3)	12,500		36.83	-
Total	1,810,843			19,313,360
(1) Includes 1,756,558 restricted stock units ("RSUs") granted under the Celanese Corporation 2009 Global Incentive Plan, as amended and restated April 19, 2012 (the "2009 Plan"), including shares that may be issued pursuant to outstanding performance-based RSUs, assuming currently estimated maximum potential performance (except that, for the performance-based RSUs with a performance period ending December 31, 2016, assuming estimated actual performance); actual shares may vary, depending on actual performance. If the performance-based RSUs included in this total vest at the target performance level (as opposed to the maximum potential performance), the aggregate awards outstanding would be 1,470,518. Also includes 42,115 share equivalents attributable to compensation deferred by non-management directors participating in the Company's 2008 Deferred Compensation Plan (and dividends applied to previous deferrals) and distributable in the form of shares of Common Stock under the 2009 Plan. Upon vesting, a share of the Company's Common Stock is issued for each restricted stock unit. Column (b) does not take these awards into account because they do not have an exercise price.

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(2) Includes shares available for future issuance under the Celanese Corporation 2009 Employee Stock Purchase Plan approved by stockholders on April 23, 2009 (the "ESPP"). As of December 31, 2016, an aggregate of 13,884,000 shares of our Common Stock were available for future issuance under the ESPP. As of December 31, 2016, 116,000 shares have been offered for purchase under the ESPP.
(3) The stock options to be issued under plans not approved by stockholders relate to the Celanese Corporation 2004 Stock Incentive Plan (the "2004 Plan"), which is our former broad-based stock incentive plan for executive officers, key employees and directors. No further awards were made pursuant to the 2004 Plan upon stockholder approval of the 2009 Plan in April 2009.
U.S. Federal Income Tax Consequences
The following discussion summarizes certain U.S. federal income tax consequences of awards under the 2009 GIP based on the law as in effect on the date of this document. The following discussion does not purport to cover federal employment taxes or other federal tax consequences that may be employed with awards, nor does it cover state, local or non-U.S. taxes.
Nonqualified Stock Options.  A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the fair market value of the shares on the exercise date.
Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.
With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.
Stock Appreciation Rights.  A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.
Restricted Stock and Restricted Stock Units.  A participant generally will not have taxable income upon the grant of restricted stock or restricted stock units. Instead, the participant will recognize ordinary income at the time of vesting

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Management Proposal

or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.
Incentive Bonuses.  In general, a participant will be taxed at the time of payment of any incentive bonus. The amount subject to tax will be the amount of cash paid and, if applicable, the fair market value of any shares of Common Stock transferred to the participant.
Tax Consequences to the Company. In the foregoing cases, the Company generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.
Tax Withholding. In connection with awards under the 2009 GIP, tax withholding obligations sufficient to satisfy federal, state, local and foreign withholding taxes, including any FICA or other social security taxes, may be satisfied by the payment of cash, withholding from any cash otherwise payable to the participate, or the withholding of shares of Common Stock to be received upon exercise of an option or SAR, the vesting of restricted stock, or the vesting of an RSU award, or by delivery to the Company of previously owned shares of Common Stock subject to certain holding period requirements.
Section 409A. The compensation and management development committee may permit a participant to defer receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be delivered under the 2009 GIP. Certain awards under the 2009 GIP, such as restricted stock units and SARs, may involve elements of deferred compensation, which is governed by Section 409A of the Code. The compensation and management development committee may establish such rules and procedures as it may deem advisable in the Company's best interests in the event that Section 409A of the Code is implicated by any transaction under the 2009 GIP.

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Questions and Answers about the Annual Meeting

QUESTIONS AND ANSWERS
Proxy Materials and Voting Information
1. What is included in the proxy materials? What is a proxy statement and what is a proxy?
The proxy materials for our 2017 Annual Meeting of Stockholders (“Annual Meeting”) include the Notice of Annual Meeting, this Proxy Statement and our 2016 Annual Report. If you received a paper copy of these materials, the proxy materials also include a proxy card or voting instruction form.
A proxy statement is a document that SEC regulations require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy.
If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated two of our officers as proxies for the Annual Meeting. These two officers are Christopher W. Jensen and James R. Peacock III.
The form of proxy and this Proxy Statement have been approved by the board of directors and are being provided to stockholders by its authority.
2. What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered directly in your name with the Company’s registrar and transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are considered a stockholder of record with respect to those shares. If your shares are held in a bank or brokerage account, you are considered the “beneficial owner” of those shares.
3. What shares are included on the proxy card?
If you are a stockholder of record, you will receive only one notice or proxy card for all the shares of Common Stock you hold in certificate form and in book-entry form and in any Company benefit plan.
If you are a Company employee and hold shares of Common Stock in our 401(k) savings plan, it is important that you direct the plan’s administrator how to vote your shares. If you hold shares of Common Stock in the Celanese Americas Retirement Savings Plan administered by Empower Retirement and do not vote your shares or specify your voting instructions on your proxy card, the administrator of the plan will vote your shares in the same proportion as the shares for which they have received voting instructions. To allow sufficient time for voting by the administrators, your voting instructions must be received by April 17, 2017.
If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your shares of Common Stock.
4. What different methods can I use to vote?
See page 3 for additional information about how to vote.
By Telephone or Internet. All stockholders of record can vote through the Internet, using the procedures and instructions described on the notice or proxy card, or by touchtone telephone within the U.S., U.S. territories and Canada, using the toll-free telephone number on the notice or proxy card. Beneficial owners may vote through the

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Internet or by telephone if their bank, broker or other nominee makes those methods available, in which case the bank, broker or other nominee will include the instructions with the proxy materials. The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares and to confirm that their instructions have been recorded properly.
By Written Proxy. All stockholders of record can vote by written proxy card. If you are a stockholder of record and receive a notice regarding the availability of proxy materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee.
In Person. All stockholders of record may vote in person at the meeting. Beneficial owners may also vote in person at the meeting if they have a legal proxy, as described in the response to question 20.
If you have questions or require assistance with voting your shares, or if you need additional copies of the proxy materials, please contact Alliance Advisors, LLC, 200 Broadacres Drive, 3rd Floor, Bloomfield, New Jersey 07003. Stockholders may call toll free: (855) 973-0095.
5. What are my voting choices for each of the proposals to be voted on at the 2017 Annual Meeting and what are the voting standards?

Proposal	Voting Choices and Board Recommendation		Voting Standard
Item 1: Election of Directors	•	Vote in favor of all or specific nominees;	Majority of votes cast
	•	Vote against all or specific nominees; or
	•	Abstain from voting with respect to all or specific nominees.
The Board recommends a vote FOR each of the Director nominees.

Item 2: Advisory Vote to Approve Executive Compensation	•	Vote in favor of the advisory proposal;	Majority of voting power(1)
	•	Vote against the advisory proposal; or
	•	Abstain from voting on the advisory proposal.
The Board recommends a vote FOR the advisory vote to approve executive compensation.

Item 3: Advisory Vote to Approve Say on Pay Frequency	•	Vote in favor of a 1-, 2- or 3-year cycle of advisory votes on compensation;	Frequency with most votes cast
	•	Abstain from voting on the advisory proposal.
The Board recommends a vote FOR the 1-year frequency of advisory votes to approve executive compensation.

Item 4: Ratification of the Appointment of KPMG LLP as Independent Registered Public Accounting Firm	•	Vote in favor of the ratification;	Majority of voting power(1)
	•	Vote against the ratification; or
	•	Abstain from voting on the ratification.
The Board recommends a vote FOR the ratification.

Item 5: Proposal Regarding Re-Approval of the Material Terms of our 2009 Global Incentive Plan	•	Vote in favor of the proposal;	Majority of voting power(1)
	•	Vote against the proposal; or
	•	Abstain from voting on the proposal.
The Board recommends a vote FOR the proposal.
(1) This means the vote of the holders of a majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote.
As an advisory vote, the proposals to approve executive compensation and to select a frequency for the say on pay vote are not binding upon the Company. However, the compensation and management development committee, which is responsible for designing and administering the Company’s executive compensation programs, values the opinions expressed by stockholders and will consider the outcome of these votes when making future compensation decisions. See page 42 for a discussion of the results of the 2016 advisory vote.

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Questions and Answers about the Annual Meeting

6. What if I am a stockholder of record and do not specify a choice for a matter when returning a proxy?
Stockholders should specify their choice for each matter on the proxy card. If no specific instructions are given, proxies which are signed and returned will be voted:

●	FOR the election of all director nominees as set forth in this Proxy Statement;
●	FOR the advisory vote to approve executive compensation;
●	FOR the advisory vote to select one year as the frequency for approval of executive compensation;
●	FOR the proposal to ratify the appointment of KPMG LLP as independent registered public accounting firm; and
●	FOR the proposal to re-approve the material terms of our 2009 Global Incentive Plan.
7. What if I am a beneficial owner and do not give voting instructions to my broker?
As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee. If you do not provide voting instructions to your bank, broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered for vote.
Non-Discretionary Items. The election of directors, the advisory vote to approve executive compensation, the advisory rate on say on pay frequency, and the re-approval of the material terms of our equity plan are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners.
Discretionary Items. The ratification of the appointment of KPMG LLP as Independent Registered Public Accounting Firm is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.
8. How are abstentions and broker non-votes counted?
Abstentions and broker non-votes are included in determining whether a quorum is present, but will not be included with respect to director elections and the advisory vote to approve say on pay and say on frequency in vote totals and will not affect the outcome of the vote. With respect to all other matters, abstentions and broker non-votes will have the same effect as a vote against the particular proposal.
9. What can I do if I change my mind after I vote my shares?
Stockholders can revoke a proxy prior to the completion of voting at the meeting by:

●	giving written notice to the Corporate Secretary of the Company;
●	delivering a later-dated proxy; or
●	voting in person at the meeting (if you are a beneficial owner, see the response to question 20).
10. Can I access the proxy materials on the Internet? How can I sign up for the electronic proxy delivery service?
The Notice of Annual Meeting, this Proxy Statement and the 2016 Annual Report are available at www.proxyvote.com. In addition, stockholders are able to access these documents on the Annual Meeting page of our website, www.celanese.com, by clicking on “Investor Relations” and then “Corporate Governance”. Instead of

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Questions and Answers about the Annual Meeting

receiving future copies of our notice of annual meeting, proxy statement and annual report by mail, stockholders of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will save us the cost of producing and mailing documents, and also will give you an electronic link to the proxy voting site.
Stockholders of Record. If you vote on the Internet, simply follow the prompts for enrolling in the electronic stockholder document delivery service. You also may enroll in this service at any time in the future by going directly to www.proxyvote.com and following the enrollment instructions.
Beneficial Owners. If you hold your shares in a bank or brokerage account, you also may have the opportunity to receive copies of these documents electronically. Please check the information in the proxy materials provided to you by your bank, broker or other nominee regarding the availability of this service.
11. Are votes confidential? Who counts the votes?
We will continue our long-standing practice of holding the votes of all stockholders in confidence from directors, officers and employees except:

●	as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company;
●	in the case of a contested proxy solicitation;
●	if a stockholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or
●	to allow the independent inspector of election to certify the results of the vote.
We also will continue, as we have for many years, to retain an independent tabulator to receive and tabulate the proxies and an independent inspector of election to certify the results.
12. When will the Company announce the voting results?
We will announce the preliminary voting results at the Annual Meeting. The Company will report the final results in a Current Report on Form 8-K filed with the SEC shortly after the meeting.
13. Does the Company have a policy about Directors’ attendance at the Annual Meeting of Stockholders?
The Company has a policy requiring our directors to attend annual meetings of stockholders, absent good reason. All directors at the time and director nominees attended the 2016 Annual Meeting.
14. How are proxies solicited and what is the cost?
We bear all expenses incurred in connection with the solicitation of proxies. We have engaged Alliance Advisors, LLC to assist with the solicitation of proxies for a fee of $6,500. We have also agreed to reimburse Alliance Advisors, LLC for certain expenses and to indemnify Alliance Advisors, LLC against certain losses and expenses. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock.
Our directors, officers and employees also may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

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Questions and Answers about the Annual Meeting

15. What is householding?
As permitted by the 1934 Act, only one copy of this Proxy Statement is being delivered to stockholders residing at the same address, unless the stockholders have notified the Company of their desire to receive multiple copies of the Proxy Statement. This is known as householding.
The Company will promptly deliver, upon oral or written request, a separate copy of the Proxy Statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies for the current year or future years should be directed to the Corporate Secretary at the address listed in the response to question 23.
Stockholders of record residing at the same address and currently receiving multiple copies of the Proxy Statement may contact our registrar and transfer agent, Computershare, to request that only a single copy of the Proxy Statement be mailed in the future. Contact Computershare by phone at (877) 373-6374 or by mail at 250 Royall Street, Canton, MA 02021.
Beneficial owners, as described in the response to question 20, should contact their bank, broker or other nominee.
16. What information from this proxy statement is incorporated by reference into certain Company SEC filings?
The Company has made previous filings under the Securities Act of 1933, as amended, and the 1934 Act that incorporate future filings, including this Proxy Statement, in whole or in part. However, the report of the compensation and management development committee and the report of the audit committee shall not be incorporated by reference into any such filings.
17. Will you make a list of stockholders entitled to vote at the Annual Meeting available?
We will make available a list of stockholders of record as of the record date for inspection by stockholders for any purpose germane to the meeting during normal business hours from April 10 through April 19, 2017 at 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039. This list also will be available to stockholders for any such purpose at the meeting.
Annual Meeting Information
18. What is the purpose of the Annual Meeting?
At our Annual Meeting, stockholders will vote upon several important Company matters, including the election of directors. In addition, following our meeting, our management will respond to questions from stockholders.
19. How do I attend the Annual Meeting in person?

IMPORTANT NOTE: If you plan to attend the Annual Meeting, you must follow these instructions to gain admission.
All attendees will need to bring a photo ID to gain admission. Please note that cameras, sound or video recording equipment, cellular telephones, smartphones or other similar equipment, electronic devices, large bags, briefcases or packages will not be allowed in the meeting room.

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Attendance at the meeting is limited to stockholders as of the record date, February 21, 2017, or their authorized named representatives.

●
Stockholders of record: If you are a stockholder of record and receive your proxy materials by mail, your admission ticket is your proxy card (or a copy thereof). If you are a stockholder of record and receive your materials electronically, and vote via the Internet, please print a copy of your notice and access form or other evidence of your ownership of Common Stock.

●
Beneficial owners: If you are a beneficial owner, bring the notice or voting instruction form (or a copy thereof) you received from your bank, broker or other nominee to be admitted to the meeting. You also may bring your bank or brokerage account statement reflecting your ownership of Common Stock as of the record date with you to the meeting. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 20.

●
Authorized named representatives: If you are a stockholder as of the record date and intend to appoint an authorized named representative to attend the meeting on your behalf, you must send a written request for an admission ticket by regular mail to Celanese Attn: Corporate Secretary, 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039. Requests for authorized named representatives to attend the meeting must be received no later than Monday, April 17, 2017.

Please include the following information when submitting your request:
(1) Your name, complete mailing address and e-mail address;
(2) Proof that you own shares of the Company as of February 21, 2017 (such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage account statement or a letter from the bank, broker or other nominee holding your shares); and
(3) A signed authorization appointing such individual to be your authorized named representative at the meeting, which includes the name, address, telephone number and e-mail address of the authorized named representative.
Upon receipt of proper documentation, you and your named representative will receive confirmation that your named representative has been authorized. To gain admission to the meeting, the photo ID presented must match the documentation provided in item (3) above. We reserve the right to limit the number of representatives who may attend the meeting.
Ensuring the Annual Meeting is safe and productive is our top priority. As such, failure to follow these admission procedures may result in being denied admission or being directed to view the meeting in an overflow room. Because seating in the main meeting room is limited, and in order to be able to address security concerns, we reserve the right to direct attendees to view the meeting in an overflow room. In addition, failure to follow the meeting procedures may result in ejection from the meeting, being directed to view the meeting in an overflow room and/or being denied admission to this and future meetings.
If you have questions regarding these admission procedures, please call the Corporate Secretary at (972) 443-4700.
20. How can I vote at the meeting if I am a beneficial owner?
If you are a beneficial owner and want to vote your shares at the Annual Meeting, you will need to ask your bank, broker or other nominee to furnish you with a legal proxy. You will need to follow the procedures described in the response to question 19 and then bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 19. However, you will not be able to vote to your shares at the meeting. Accordingly, we encourage you to vote your shares in advance, even if you intend to attend the meeting.
Please note that if you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the meeting and vote in person or legally appoint another proxy to vote on your behalf.

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Questions and Answers about the Annual Meeting

21. What information is included on the Annual Meeting page of the Company’s website?
The Annual Meeting page of our website allows our stockholders to (a) easily access the Company’s proxy materials, (b) vote through the Internet, and (c) learn more about our Company. Go to www.celanese.com, and click on “Investor Relations” and then click on “Corporate Governance.”
22. Could any additional proposals be raised at the Annual Meeting?
Management does not know of any items, other than those referred to in the accompanying Notice of Annual Meeting, which may properly come before the meeting or other matters incident to the conduct of the meeting. As to any other item or proposal that may properly come before the meeting, including voting on a proposal omitted from this proxy statement pursuant to the rules of the SEC, it is intended that proxies will be voted in accordance with the discretion of the proxy holders. See the response to question 25 for how to submit a proposal for action at the 2018 Annual Meeting of Stockholders.
Company Documents, Communications and Stockholder Proposals
23. How can I view or request copies of the Company’s corporate documents and SEC filings?
The Company’s website contains the Company’s Certificate of Incorporation, By-laws, Corporate Governance Guidelines, Board Committee Charters, Code of Business Conduct and the Company’s SEC filings. To view these documents, go to our website, www.celanese.com, and click on “Investor Relations” and then click on “Corporate Governance.” To view the Company’s SEC filings, including Forms 3, 4 and 5 filed by the Company’s directors and executive officers, go to www.celanese.com, click on “Investor Relations” and then click on “SEC Filings.”
We will promptly deliver free of charge, upon request, a copy of the Corporate Governance Guidelines, Board Committee Charters or Code of Business Conduct or Form 10-K to any stockholder requesting a copy. Requests should be directed to the Company’s Corporate Secretary, Celanese Corporation, 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039.
24. How can I communicate with the Company’s Directors?
Communications can be addressed to directors in care of the Corporate Secretary, Celanese Corporation, 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039. At the direction of the Board, all mail received may be opened and screened for security purposes. All mail, other than trivial, obscene, unduly hostile, threatening, advertising, illegal or similarly unsuitable items, will be forwarded. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to “Outside Directors” or “Non-Employee Directors” will be forwarded or delivered to the lead independent director. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board and the lead independent director.
25. How do I submit a proposal for action at the 2018 Annual Meeting of Stockholders?
A proposal for action to be presented by any stockholder at the 2018 Annual Meeting of Stockholders will be acted upon only:

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●	if the proposal is to be included in the proxy statement, pursuant to Rule 14a-8 under the 1934 Act, the proposal is received at on or before November 10, 2017; or
●
if the proposal is not to be included in the proxy statement, pursuant to our By-Laws, the proposal is submitted in writing to the Office of the Secretary on or before January 21, 2018 (but not earlier than December 22, 2017), and such proposal is, under Delaware General Corporation Law, an appropriate subject for stockholder action.

In addition, the stockholder proponent, or a representative who is qualified under state law, must appear in person at the 2018 Annual Meeting of Stockholders to present such proposal.
Proposals should be sent to the Office of the Corporate Secretary by mail to Corporate Secretary, Celanese Corporation, 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039. As described below, separate rules apply to submissions of director nominees under our proxy access provisions.
26. How do I submit a recommendation for a director nominee?
The nominating and corporate governance committee will consider recommendations for director nominees made by stockholders. Stockholder recommendations should be sent to: Celanese Corporation, Board of Directors, 222 W. Las Colinas Blvd., Suite 900N, Irving, Texas 75039, Attn: Corporate Secretary. Generally, recommended candidates are considered at the first or second board meeting held prior to the annual meeting of stockholders. No candidates were recommended by stockholders during 2016.
The nominating and corporate governance committee considers individuals recommended by stockholders in the same manner and to the same extent as it considers director nominees identified by other means. The chairman of the nominating and corporate governance committee will make exploratory contacts with those nominees whose skills, experiences, qualifications and personal attributes satisfy those that the nominating and corporate governance committee has identified as essential for a nominee to possess, as described above. Then, an opportunity will be arranged for the members of the nominating and corporate governance committee or as many members as can do so to meet the potential nominee. The nominating and corporate governance committee will then select a nominee to recommend to the board of directors for consideration and appointment. Board members appointed in this manner will serve, absent unusual circumstances, until their election by our stockholders at the next annual meeting of stockholders.
Nominations of up to a specified number of directors may also be made by one or more eligible holders under the “Proxy Access” provisions of our By-laws. See “Board and Committee Governance” on page 18.

The Annual Report on Form 10-K for the year ended December 31, 2016 includes our financial statements for the year ended December 31, 2016. We have furnished the 2016 Annual Report on Form 10-K to all stockholders as part of our Annual Report. The Annual Report on Form 10-K does not form any part of the material for the solicitation of proxies.

On behalf of the Board of Directors of Celanese Corporation
James R. Peacock III
Vice President, Deputy General Counsel
and Corporate Secretary

March 10, 2017

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Exhibit A

Exhibit A
Non-U.S. GAAP Financial Measures

Definitions and Rationale
This Proxy Statement contains information regarding Adjusted EBIT, Operating EBITDA, free cash flow, and adjusted earnings per share, which are non-GAAP financial measures used by the Company. These measures are not recognized in U.S. GAAP and should not be viewed as alternatives to U.S. GAAP measures of performance. Non-GAAP financial measures are provided as additional information to stockholders, investors, analysts and other parties as the Company believes them to be important supplemental measures for assessing our financial and operating results and as a means to evaluate period-to-period comparisons. These non-GAAP financial measures should be viewed as supplemental to, and should not be considered in isolation or as alternatives to net earnings (loss), operating profit (loss), cash flow from operating activities, earnings per share or any other GAAP financial measure. The method of calculation of the following non-GAAP financial measures may be different from other companies’ methods for calculating measures with the same or similar titles. Investors and analysts should understand how another company calculates such non-GAAP financial measures before comparing the other company’s non-GAAP financial measures to any of our own. These non-GAAP financial measures may not be indicative of the historical operating results of the Company nor are they intended to be predictive or projections of future results.
Adjusted EBIT is a performance measure used by the Company and is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense and taxes, and further adjusted for Certain Items. We believe that adjusted EBIT provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of unusual, non-operational or restructuring-related activities that affect comparability. Our management recognizes that adjusted EBIT has inherent limitations because of the excluded items. Adjusted EBIT is one of the measures management uses for planning and budgeting, monitoring and evaluating financial and operating results and as a performance metric in the Company’s incentive compensation plan. We may provide guidance on adjusted EBIT but are unable to reconcile forecasted adjusted EBIT to a US GAAP financial measure without unreasonable efforts because a forecast of Certain Items, such as mark-to-market pension gains and losses, which may be significant, is not practical. Adjusted EBIT by business segment may also be referred to by management as segment income. Adjusted EBIT margin is defined by the Company as adjusted EBIT divided by net sales. Adjusted EBIT margin has the same uses and limitations as Adjusted EBIT.
Operating EBITDA is a performance measure used by the Company and is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense, taxes and depreciation and amortization, and further adjusted for Certain Items, which Certain Items include accelerated depreciation and amortization expense. Operating EBITDA is equal to adjusted EBIT plus depreciation and amortization. We believe that Operating EBITDA provides transparent and useful information to investors, analysts and other parties in evaluating our operating performance relative to our peer companies. Operating EBITDA margin is defined by the Company as Operating EBITDA divided by net sales. Operating EBITDA margin has the same uses and limitations as Operating EBITDA.
Adjusted earnings per share is a performance measure used by the Company and is defined by the Company as earnings (loss) from continuing operations attributable to Celanese Corporation, adjusted for income tax (provision) benefit, Certain Items, and refinancing and related expenses, divided by the number of basic common shares and dilutive restricted stock units and stock options calculated using the treasury method. We believe that adjusted earnings per share provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of the above stated items that affect comparability and as a performance metric in the Company’s incentive compensation

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Exhibit A

plan. We may provide guidance on adjusted earnings per share but are unable to reconcile forecasted adjusted earnings per share to a GAAP financial measure without unreasonable efforts because a forecast of Certain Items, such as mark-to-market pension gains and losses, which may be significant, is not practical.
Note: The income tax expense (benefit) on Certain Items (“Non-GAAP adjustments”) is determined using the applicable rates in the taxing jurisdictions in which the Non-GAAP adjustments occurred and includes both current and deferred income tax expense (benefit). The income tax rate used for adjusted earnings per share approximates the midpoint in a range of forecasted tax rates for the year. This range may include certain partial or full-year forecasted tax opportunities and related costs, where applicable, and specifically excludes changes in uncertain tax positions, discrete recognition of GAAP items on a quarterly basis, other pre-tax items adjusted out of our GAAP earnings for adjusted earnings per share purposes and changes in management’s assessments regarding the ability to realize deferred tax assets for GAAP. In determining the adjusted earnings per share tax rate, we reflect the impact of foreign tax credits when utilized, or expected to be utilized, absent discrete events impacting the timing of foreign tax credit utilization. We analyze this rate quarterly and adjust it if there is a material change in the range of forecasted tax rates; an updated forecast would not necessarily result in a change to our tax rate used for adjusted earnings per share. The adjusted tax rate is an estimate and may differ from the actual tax rate used for GAAP reporting in any given reporting period. The estimated GAAP rate excludes discrete recognition of GAAP items due to our inability to forecast such items. As part of the year-end reconciliation, we will update the reconciliation of the GAAP effective tax rate to the adjusted tax rate for actual results.
Free cash flow is a liquidity measure used by the Company and is defined by the Company as net cash provided by (used in) operations, less capital expenditures on property, plant and equipment, and adjusted for capital contributions from or distributions to Mitsui & Co., Ltd. related to our methanol joint venture, Fairway Methanol LLC. We believe that free cash flow provides useful information to management, investors, analysts and other parties in evaluating the Company’s liquidity and credit quality assessment because it provides an indication of the long-term cash generating ability of our business. Although we use free cash flow as a measure to assess the liquidity generated by our business, the use of free cash flow has important limitations, including that free cash flow does not reflect the cash requirements necessary to service our indebtedness, lease obligations, unconditional purchase obligations or pension and postretirement funding obligations.
The most directly comparable financial measure presented in accordance with U.S. GAAP in our consolidated financial statements for adjusted EBIT and operating EBITDA is net earnings (loss) attributable to Celanese Corporation, for adjusted earnings per share is earnings (loss) from continuing operations attributable to Celanese Corporation per common share-diluted, and for free cash flow is net cash provided by (used in) operations.

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / A-2

Exhibit A

Adjusted EBIT and Operating EBITDA - Reconciliation of Non-GAAP Measures - Unaudited

	Year Ended December 31,
	2016		2015
	(In $ millions, except percentages)
Net sales	5,389		5,674

Net earnings (loss) attributable to Celanese Corporation	900		304
(Earnings) loss from discontinued operations	2		2
Interest income	(2)		(1)
Interest expense	120		119
Refinancing expense	6		—
Income tax provision (benefit)	122		201
Certain items attributable to Celanese Corporation(1)	130		611
Adjusted EBIT / Adjusted EBIT Margin	1,278	23.7%	1,236	21.8%
Depreciation and amortization expense(2)	288		279
Operating EBITDA	1,566		1,515

(1)
Information about Certain items is included in the Company’s Non-GAAP Financial Measures and Other Information document dated February 1, 2017 available in the investor relations section of our website at www.celanese.com and is also available as Exhibit 99.2 to our Form 8-K furnished to the SEC on February 1, 2017.

(2)	Excludes accelerated depreciation and amortization expense, which amounts are included in Certain items above.

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / A-3

Exhibit A

Adjusted Earnings (Loss) Per Share - Reconciliation of a Non-GAAP Measure - Unaudited

	Year Ended December 31,				Year over Year Change
	2016		2015
		per share		per share	per share
	(In $ millions, except per share data)
Earnings (loss) from continuing operations attributable to Celanese Corporation	902	6.19	306	2.01	208.0%
Deduct: Income tax (provision) benefit	(122)		(201)
Earnings (loss) from continuing operations before tax	1,024		507
Certain items attributable to Celanese Corporation(1)	130		611
Refinancing and related expenses	6		—
Adjusted earnings (loss) from continuing operations before tax	1,160		1,118
Income tax (provision) benefit on adjusted earnings(2)	(197)		(201)
Adjusted earnings (loss) from continuing operations(3)	963	6.61	917	6.02	9.8%

	Diluted shares (in millions)(4)
Weighted average shares outstanding	144.9		150.8
Incremental shares attributable to equity awards	0.8		1.5
Total diluted shares	145.7		152.3

(1)
Information about Certain items is included in the Company’s Non-GAAP Financial Measures and Other Information document dated February 1, 2017 available in the investor relations section of our website at www.celanese.com and is also available as Exhibit 99.2 to our Form 8-K furnished to the SEC on February 1, 2017.

(2)	The adjusted effective tax rate is 17% for the year ended December 31, 2016 and 18% for the year ended December 31, 2015, as detailed in the Adjusted Tax Rate table below.

(3)
The year ended December 31, 2016 excludes the immediate recognition of actuarial gains and losses and the impact of actual plan asset returns of 6.9% vs. expected plan asset returns of 7.3%. The year ended December 31, 2015 excludes the immediate recognition of actuarial gains and losses and the impact of actual plan asset returns of (2.5)% vs. expected plan asset returns of 7.8%.

(4)	Potentially dilutive shares are included in the adjusted earnings per share calculation when adjusted earnings are positive.

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / A-4

Exhibit A

Adjusted Tax Rate - Reconciliation of a Non-GAAP Measure - Unaudited

	Year Ended December 31,
	2016	2015
	(In percentages)
US GAAP effective tax rate	12	41
Discrete quarterly recognition of GAAP items(1)	1	2
Tax impact of other charges and adjustments(2)	3	(15)
Utilization of foreign tax credits(3)	—	(2)
Changes in valuation allowances, excluding impact of other charges and adjustments(4)	2	(5)
Other(5)	(1)	(3)
Adjusted tax rate	17	18

(1)	Such as changes in tax laws, deferred taxes on outside basis differences, changes in uncertain tax positions and prior year audit adjustments.

(2)
Reflects the tax impact on pre-tax adjustments presented in Certain Items. Information about Certain items is included in the Company’s Non-GAAP Financial Measures and Other Information document dated February 1, 2017 available in the investor relations section of our website at www.celanese.com and is also available as Exhibit 99.2 to our Form 8-K furnished to the SEC on February 1, 2017. During 2015, the Company recorded a $123 million long-lived impairment to fully write-off certain ethanol related assets at our facility in Nanjing, China and $174 million charge related to the termination of an existing agreement with a raw materials supplier in Singapore. For US GAAP purposes, these charges were incurred in jurisdictions for which valuation allowances are being recorded. These combined charges make up the majority of the 15% impact for 2015.

(3)
During 2012, the Company amended its tax returns and recognized $142 million in foreign tax credits for U.S. GAAP purposes. The Company reflects the benefits of these tax credits for adjusted tax rate purposes as they are utilized.

(4)	Reflects changes in valuation allowances related to changes in judgment regarding the realizability of deferred tax assets or current year operations, excluding other charges and adjustments.

(5)	Tax impacts related to full-year forecasted tax opportunities and related costs.
Free Cash Flow - Reconciliation of a Non-GAAP Measure - Unaudited

	Year Ended December 31,
	2016	2015
	(In $ millions)
Net cash provided by (used in) investing activities	(439)	(558)
Net cash provided by (used in) financing activities	(759)	(66)

Net cash provided by (used in) operating activities	893	862
Capital expenditures on property, plant and equipment	(246)	(520)
Capital (distributions to) contributions from NCI	(24)	214
Free cash flow(1)(2)	623	556

(1)
Free cash flow is a liquidity measure used by the Company and is defined by the Company as net cash provided by (used in) operating activities, less capital expenditures on property, plant and equipment, and adjusted for capital contributions from or distributions to Mitsui & Co., Ltd. related to our joint venture, Fairway Methanol LLC.

(2)	Excludes required debt service and capital lease payments of $56 million and $25 million for the years ending December 31, 2016 and 2015, respectively.

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / A-5

Exhibit B

Exhibit B

Celanese Corporation
2009 Global Incentive Plan,
As Amended and Restated

February 9, 2017

1.    Purpose
The purpose of the Celanese Corporation 2009 Global Incentive Plan (the “Plan”) is to advance the interests of Celanese Corporation (the “Company”) by enabling the Company and its subsidiaries to attract, retain and motivate employees and consultants of the Company by providing for or increasing the proprietary interests of such individuals in the Company, and by enabling the Company to attract, retain and motivate its nonemployee directors and further align their interests with those of the stockholders of the Company by providing for or increasing the proprietary interests of such directors in the Company. The Plan superseded the Company’s prior 2004 Stock Incentive Plan with respect to awards from and after the Original Effective Date, and provides for the grant of Incentive and Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units, any of which may be performance-based, and for Incentive Bonuses, which may be paid in cash or stock or a combination thereof, as determined by the Committee. On and after the Original Effective Date, no further grants shall be made under the Prior Plan, which plan shall remain in effect solely as to outstanding awards thereunder.
2.    Definitions
As used in the Plan, the following terms shall have the meanings set forth below:
(a) “Award” means an Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Incentive Bonus granted to a Participant pursuant to the provisions of the Plan, any of which the Committee may structure to qualify in whole or in part as a Performance Award.
(b) “Award Agreement” means a written agreement or other instrument as may be approved from time to time by the Committee implementing the grant of each Award. An Award Agreement may be in the form of an agreement to be executed by both the Participant and the Company (or an authorized representative of the Company) or certificates, notices or similar instruments as approved by the Committee.
(c) “Change in control” or “change of control”, whether or not capitalized, shall have the meaning prescribed in the applicable Award Agreements; provided, however, that for any Award granted after the Amended Effective Date, such definitions shall provide that a change of control shall not be deemed to have occurred unless (i) the applicable triggering transaction has been consummated and (ii) in case of a triggering transaction based on a change in ownership or acquisition of ownership, the threshold level of ownership change or acquisition that would trigger a change of control shall be at least thirty percent (30%).
(d) “Board” means the board of directors of the Company.
(e) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rulings and regulations issued thereunder.
(f) “Committee” means the Committee delegated the authority to administer the Plan in accordance with Section 17.
(g) “Common Share” means a share of the Company’s Series A common stock, subject to adjustment as provided in Section 12.
(h) “Company” means Celanese Corporation, a Delaware corporation.
(i) “Fair Market Value” means, as of any given date, the average of the high and low sales price on such date during normal trading hours (or, if there are no reported sales on such date, on the last date prior to such date on which there were sales) of the Common Shares on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Shares are listed, in any case, as reporting in such source as the Committee shall select. If there is no regular public trading market for such Common

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / B-1

Exhibit B

Shares, the Fair Market Value of the Common Shares shall be determined by the Committee in good faith and in compliance with Section 409A of the Code.
(j) “Incentive Bonus” means a bonus opportunity awarded under Section 9 pursuant to which a Participant may become entitled to receive an amount based on satisfaction of such performance criteria as are specified by the Committee.
(k) “Incentive Stock Option” means a stock option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.
(l) “Nonemployee Director” means each person who is, or is elected to be, a member of the Board and who is not an employee of the Company or any Subsidiary.
(m) “Nonqualified Stock Option” means a stock option that is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.
(n) “Option” means an Incentive Stock Option and/or a Nonqualified Stock Option granted pursuant to Section 6 of the Plan.
(o) “Participant” means any individual described in Section 3 to whom Awards have been granted from time to time by the Committee and any authorized transferee of such individual.
(p) “Performance Award” means an Award, the grant, issuance, retention, vesting or settlement of which is subject to satisfaction of one or more performance criteria pursuant to Section 13.
(q) “Plan” means the Celanese Corporation 2009 Global Incentive Plan as set forth herein and as amended from time to time.
(r) “Prior Plan” means the Celanese Corporation 2004 Stock Incentive Plan.
(s) “Qualifying Performance Criteria” has the meaning set forth in Section 13(b).
(t) “Restricted Stock” means Common Shares granted pursuant to Section 8 of the Plan.
(u) “Restricted Stock Unit” or “RSU” means an Award granted to a Participant pursuant to Section 8 pursuant to which Common Shares or cash in lieu thereof may be issued in the future.
(v) “Stock Appreciation Right” or “SAR” means a right granted pursuant to Section 7 of the Plan that entitles the Participant to receive, in cash or Common Shares or a combination thereof, as determined by the Committee, value equal to or otherwise based on the excess of (i) the market price of a specified number of Common Shares at the time of exercise over (ii) the exercise price of the right, as established by the Committee on the date of grant.
(w) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company where each of the corporations in the unbroken chain other than the last corporation owns stock possessing at least 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and if specifically determined by the Committee in the context other than with respect to Incentive Stock Options, may include an entity in which the Company has a significant ownership interest or that is directly or indirectly controlled by the Company.
(x) “Substitute Awards” means Awards granted or Common Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a corporation acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
3.    Eligibility
Any person who is an officer or employee of the Company or of any Subsidiary (including any director who is also an employee, in his or her capacity as such) and any Nonemployee Director shall be eligible for selection by the Committee for the grant of Awards hereunder. In addition, any service provider who has been retained to provide consulting, advisory or other services to the Company or to any Subsidiary shall be eligible for selection by the Committee for the grant of Awards hereunder. Options intending to qualify as Incentive Stock Options may only be granted to employees of the Company or any Subsidiary within the meaning of the Code, as selected by the Committee.

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / B-2

Exhibit B

4.    Effective Date and Termination of the Plan
This Plan was adopted by the Board and became effective as of March 6, 2009 (the “Original Effective Date”), subject to approval by the Company’s stockholders, which approval was obtained at the 2009 annual meeting of stockholders. This Plan was further amended and restated by the Board on February 9, 2012. The Plan, as amended and restated, was submitted to the Company’s stockholders for approval, and was approved at the 2012 annual meeting of stockholders to be effective as of such date of stockholder approval (the “Amended Effective Date”). The Plan shall remain available for the grant of Awards until the tenth (10th) anniversary of the Amended Effective Date. Notwithstanding the foregoing, the Plan may be terminated at such earlier time as the Board may determine. Termination of the Plan will not affect the rights and obligations of the Participants and the Company arising under Awards theretofore granted and then in effect.
5.    Common Share Subject to the Plan and to Awards
(a) Aggregate Limits. The aggregate number of Common Shares issuable pursuant to all Awards under this Plan shall not exceed 13,350,0001, Comprised of original plan amount of 5,350,000 plus new share request of 8,000,000. plus (i) any Common Shares that were authorized for issuance under the Prior Plan that, as of the Original Effective Date, remain available for issuance under the Prior Plan (not including any Common Shares that are subject to outstanding awards under the Prior Plan or any Common Shares that were issued pursuant to awards granted under the Prior Plan), plus (ii) any Common Shares subject to outstanding awards under the Prior Plan that on or after the Original Effective Date cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and non-forfeitable shares). The aggregate number of Common Shares available for grant under this Plan and the number of Common Shares subject to outstanding Awards shall be subject to adjustment as provided in Section 12. The Common Shares issued pursuant to Awards granted under this Plan may be shares that are authorized and unissued or shares that were reacquired by the Company, including shares purchased in the open market; provided, however, that any such shares purchased in the open market shall not, solely as a result of such purchase, increase the number of Common Shares available for grant under this Plan.
(b) Share Counting. For purposes of this Section 5, with respect to Options or SARs, the number of Shares available for Awards under the Plan shall be reduced by one Share for each Share covered by such Award or to which such Award relates regardless of the actual number of Common Shares issued upon exercise or settlement. With respect to any Awards that are granted on or after the Original Effective Date, other than Options or SARs, the number of Shares available for Awards under the Plan shall be reduced by 1.59 Shares for each Share covered by such Award or to which such Award relates.
(c) Lapsed Awards; Counting of Shares Used to Pay Option Price and Withholding Taxes. For purposes of this Section 5, the aggregate number of Common Shares available for Awards under this Plan at any time shall not be reduced by shares subject to Awards that have been terminated, expired unexercised, forfeited or settled in cash. However, for purposes of this Section 5, the aggregate number of Common Shares available for Awards under this Plan shall be reduced by (i) Common Shares tendered by or withheld on behalf of a Participant to pay the exercise price of an Award (including pursuant to a net exercise), and (ii) Common Shares otherwise issuable under the Award that are withheld by the Company for the payment of taxes as provided in Section 16.
(d) Tax Code Limits. Subject to calculation and adjustment under Section 12, the maximum number of each type of Award (other than Incentive Bonuses) granted under this Plan during any calendar year to any one Participant shall not exceed the following number of shares of Common Stock: (i) Options and SARs: 1,000,000 shares; and (ii) Awards of Restricted Stock and Restricted Stock Units granted as Performance Awards intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code: 1,000,000 shares. The aggregate number of Common Shares that may be issued pursuant to the exercise of Incentive Stock Options granted under this Plan shall not exceed 5,350,000, which number shall be calculated and adjusted pursuant to Section 12 only to the extent that such calculation or adjustment will not affect the status of any option intended to qualify as an Incentive Stock Option under Section 422 of the Code. The maximum cash amount payable pursuant to that portion of an Incentive Bonus granted in any calendar year to any Participant under this Plan that is intended to
1 Comprised of original plan amount of 5,350,000 plus 2012 share request of 8,000,000

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / B-3

Exhibit B

satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall not exceed $20,000,000.
(e) Substitute Awards. Substitute Awards shall not reduce the Common Shares authorized for issuance under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that a corporation acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Common Shares authorized for issuance under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees, directors or consultants of the Company or its Subsidiaries immediately before such acquisition or combination.
6.    Options
(a) Option Awards. Options may be granted to Participants at any time and from time to time prior to the termination of the Plan as determined by the Committee. No Participant shall have any rights as a stockholder with respect to any Common Shares subject to Option hereunder until said Common Shares have been issued. Each Option shall be evidenced by an Award Agreement. Options granted pursuant to the Plan need not be identical but each Option must contain and be subject to the terms and conditions set forth below.
(b) Price. The Committee shall establish the exercise price per Common Share under each Option, which in no event will be less than the Fair Market Value of the Common Shares on the date of grant; provided, however, that the exercise price per Common Share with respect to an Option that is granted in connection with a merger or other acquisition as a substitute or replacement award for options held by optionees of the acquired entity may be less than 100% of the market price of the Common Shares on the date such Option is granted if such exercise price is based on a formula set forth in the terms of the options held by such optionees or in the terms of the agreement providing for such merger or other acquisition. The exercise price of any Option may be paid in Common Shares, cash or a combination thereof, as determined by the Committee, including an irrevocable commitment by a broker to pay over such amount from a sale of the Common Shares issuable under an Option, the delivery of previously owned Common Shares and withholding of Common Shares deliverable upon exercise, or by any other method approved by the Committee.
(c) Provisions Applicable to Options. The date on which Options become exercisable shall be determined at the sole discretion of the Committee and set forth in an Award Agreement. Unless provided otherwise in the applicable Award Agreement, to the extent that the Committee determines that an approved leave of absence or employment on a less than full-time basis is not a termination of employment or other service, the vesting period and/or exercisability of an Option shall be adjusted by the Committee during or to reflect the effects of any period during which the Participant is on an approved leave of absence or is employed on a less than full-time basis.
(d) Term of Options and Termination of Employment. The Committee shall establish the term of each Option, which in no case shall exceed a period of seven (7) years from the date of grant. Unless an Option earlier expires upon the expiration date established pursuant to the foregoing sentence or upon the termination of the Participant’s employment or other service, his or her rights to exercise an Option then held shall be determined by the Committee and set forth in an Award Agreement.
(e) Incentive Stock Options. Notwithstanding anything to the contrary in this Section 6, in the case of the grant of an Option intending to qualify as an Incentive Stock Option: (i) if the Participant owns stock possessing more than 10 percent of the combined voting power of all classes of stock of the Company (a “10% Common Shareholder”), the exercise price of such Option must be at least 110 percent of the Fair Market Value of the Common Shares on the date of grant and the Option must expire within a period of not more than five (5) years from the date of grant, and (ii) termination of employment will occur when the person to whom an Award was granted ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company and its Subsidiaries. Notwithstanding anything in this Section 6 to the contrary, options designated as Incentive Stock Options shall not be eligible for treatment under the Code as Incentive Stock Options (and will be deemed to be Nonqualified Stock Options) to the extent that either (a) the aggregate Fair Market Value

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / B-4

Exhibit B

of Common Shares (determined as of the time of grant) with respect to which such Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Subsidiary) exceeds $100,000, taking Options into account in the order in which they were granted, or (b) such Options otherwise remain exercisable but are not exercised within three (3) months of termination of employment (or such other period of time provided in Section 422 of the Code).
7.    Stock Appreciation Rights
Stock Appreciation Rights may be granted to Participants from time to time either in tandem with or as a component of other Awards granted under the Plan (“tandem SARs”) or not in conjunction with other Awards (“freestanding SARs”) and may, but need not, relate to a specific Option granted under Section 6. The provisions of Stock Appreciation Rights need not be the same with respect to each grant or each recipient. Any Stock Appreciation Right granted in tandem with an Award may be granted at the same time such Award is granted or at any time thereafter before exercise or expiration of such Award. All freestanding SARs shall be granted subject to the same terms and conditions applicable to Options as set forth in Section 6 and all tandem SARs shall have the same exercise price, vesting, exercisability, forfeiture and termination provisions as the Award to which they relate. Subject to the provisions of Section 6 and the immediately preceding sentence, the Committee may impose such other conditions or restrictions on any Stock Appreciation Right as it shall deem appropriate. Stock Appreciation Rights may be settled in Common Shares, cash or a combination thereof, as determined by the Committee and set forth in the applicable Award Agreement.
8.    Restricted Stock and Restricted Stock Units
(a) Restricted Stock and Restricted Stock Unit Awards. Restricted Stock and Restricted Stock Units may be granted at any time and from time to time prior to the termination of the Plan to Participants as determined by the Committee. Restricted Stock is an award or issuance of Common Shares the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment/service or performance conditions) and terms as the Committee deems appropriate. Restricted Stock Units are Awards denominated in units of Common Shares under which the issuance of Common Shares is subject to such conditions (including continued employment/service or performance conditions) and terms as the Committee deems appropriate. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement. Unless determined otherwise by the Committee, each Restricted Stock Unit will be equal to one Common Share and will entitle a Participant to either the issuance of Common Shares or payment of an amount of cash determined with reference to the value of Common Shares. To the extent determined by the Committee, Restricted Stock and Restricted Stock Units may be satisfied or settled in Common Shares, cash or a combination thereof. Restricted Stock and Restricted Stock Units granted pursuant to the Plan need not be identical but each grant of Restricted Stock and Restricted Stock Units must contain and be subject to the terms and conditions set forth below.
(b) Contents of Agreement. Each Award Agreement shall contain provisions regarding (i) the number of Common Shares or Restricted Stock Units subject to such Award or a formula for determining such number, (ii) the purchase price of the Common Shares, if any, and the means of payment, (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Common Shares or Restricted Stock Units granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Common Shares or Restricted Stock Units as may be determined from time to time by the Committee, (v) the term of the performance period, if any, as to which performance will be measured for determining the number of such Common Shares or Restricted Stock Units, and (vi) restrictions on the transferability of the Common Shares or Restricted Stock Units. Common Shares issued under a Restricted Stock Award may be issued in the name of the Participant and held by the Participant or held by the Company, in each case as the Committee may provide.
(c) Vesting and Performance Criteria. The grant, issuance, retention, vesting and/or settlement of shares of Restricted Stock and Restricted Stock Units will occur when and in such installments as the Committee determines or under criteria the Committee establishes, which may include Qualifying Performance Criteria. Notwithstanding anything in this Plan to the contrary, the performance criteria for any Restricted Stock or Restricted Stock Unit that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code will be a measure based on one or more Qualifying Performance Criteria selected by the Committee and specified when the Award is granted. However, for Restricted Stock and Restricted Stock Units granted to Participants other than Nonemployee Directors, except in the event of a change of control of the Company or the death or disability of the

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / B-5

Exhibit B

Participant, Restricted Stock and Restricted Stock Units shall vest no sooner than one (1) year following the date of grant.
(d) Discretionary Adjustments and Limits. Subject to the limits imposed under Section 162(m) of the Code for Awards that are intended to qualify as “performance-based compensation,” notwithstanding the satisfaction of any performance goals, the number of Common Shares granted, issued, retainable and/or vested under an Award of Restricted Stock or Restricted Stock Units on account of either financial performance or personal performance evaluations may, to the extent specified in the Award Agreement, be reduced by the Committee on the basis of such further considerations as the Committee shall determine.
(e) Voting Rights. Unless otherwise determined by the Committee, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares during the period of restriction. Participants shall have no voting rights with respect to Common Shares underlying Restricted Stock Units unless and until such Common Shares are reflected as issued and outstanding shares on the Company’s stock ledger.
(f) Dividends and Distributions. Participants in whose name Restricted Stock is granted shall be entitled to receive all dividends and other distributions paid with respect to those Common Shares, unless determined otherwise by the Committee. The Committee will determine whether any such dividends or distributions will be automatically reinvested in additional shares of Restricted Stock and subject to the same restrictions on transferability as the Restricted Stock with respect to which they were distributed or whether such dividends or distributions will be paid in cash. The Committee, in its discretion, may also grant dividend equivalents rights with respect to Restricted Stock Units as evidenced by the applicable Award Agreement. Notwithstanding any provision herein to the contrary, in no event will a dividend, dividend equivalent or other distribution be made with respect to an Award of Restricted Stock or Restricted Stock Units that becomes vested (i) based on the satisfaction of performance criteria before the date that such performance criteria are satisfied, or (ii) based on continued service with the Company before the applicable vesting date.
9.    Incentive Bonuses
(a) General. Each Incentive Bonus Award will confer upon the Participant the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a performance period of not less than one (1) year.
(b) Incentive Bonus Document. The terms of any Incentive Bonus may be set forth in an Award Agreement. Each Award Agreement evidencing an Incentive Bonus shall contain provisions regarding (i) the target and maximum amount payable to the Participant as an Incentive Bonus, (ii) the performance criteria and level of achievement versus these criteria that shall determine the amount of such payment, (iii) the term of the performance period as to which performance shall be measured for determining the amount of any payment, (iv) the timing of any payment earned by virtue of performance, (v) restrictions on the alienation or transfer of the Incentive Bonus prior to actual payment, (vi) forfeiture provisions and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Committee.
(c) Performance Criteria.     The Committee shall establish the performance criteria and level of achievement versus these criteria that shall determine the target and maximum amount payable under an Incentive Bonus, which criteria may be based on financial performance and/or personal performance evaluations.
(d) Timing and Form of Payment. The Committee shall determine the timing and form of payment of any Incentive Bonus. Payment of the amount due under an Incentive Bonus may be made in cash or in Shares, as determined by the Committee. The Committee may provide for or, subject to such terms and conditions as the Committee may specify, may permit a Participant to elect for the payment of any Incentive Bonus to be deferred to a specified date or event.
(e) Discretionary Adjustments. Notwithstanding satisfaction of any performance goals, the amount paid under an Incentive Bonus on account of either financial performance or personal performance evaluations may, to the extent specified in the Award Agreement, be reduced, but not increased, by the Committee on the basis of such further considerations as the Committee shall determine.
(f) Additional Requirements for Section 162(m) Performance-Based Compensation. To the extent an Incentive Bonus is intended to constitute “performance-based compensation” under Section 162(m) of the Code, the Award shall further satisfy the requirements of Section 13 and shall be subject to the applicable individual award limits under Section 5(d).

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / B-6

Exhibit B

10.    Deferral of Gains
The Committee may, in an Award Agreement or otherwise, provide for the deferred delivery of Shares upon settlement, vesting or other events with respect to Restricted Stock or Restricted Stock Units, or in payment or satisfaction of an Incentive Bonus. Notwithstanding anything herein to the contrary, in no event will any deferral of the delivery of Shares or any other payment with respect to any Award be allowed if the Committee determines, in its sole discretion, that the deferral would result in the imposition of the additional tax under Section 409A(a)(1)(B) of the Code. No award shall provide for deferral of compensation that does not comply with Section 409A of the Code unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. The Company shall have no liability to a Participant or any other party if an Award that is intended to be exempt from, or compliant with, Section 409A is not so exempt or compliant or for any action taken by the Board.
11.    Conditions and Restrictions Upon Securities Subject to Awards
The Committee may provide that the Common Shares issued upon exercise of an Option or Stock Appreciation Right or otherwise subject to or issued under an Award shall be subject to such further agreements, restrictions, conditions or limitations as the Committee in its discretion may specify prior to the exercise of such Option or Stock Appreciation Right or the grant, vesting or settlement of such Award, including without limitation, conditions on vesting or transferability, forfeiture or repurchase provisions and method of payment for the Common Shares issued upon exercise, vesting or settlement of such Award (including the actual or constructive surrender of Common Shares already owned by the Participant) or payment of taxes arising in connection with an Award. Without limiting the foregoing, such restrictions may address the timing and manner of any resale by the Participant or other subsequent transfers by the Participant of any Common Shares issued under an Award, including without limitation (i) restrictions under an insider trading policy or pursuant to applicable law, (ii) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant and holders of other Company equity compensation arrangements, (iii) restrictions as to the use of a specified brokerage firm for such resale or other transfers, and (iv) provisions requiring Common Shares to be sold on the open market or to the Company in order to satisfy tax withholding or other obligations.
12. Adjustment of and Changes in the Stock
The number and kind of Common Shares available for issuance under this Plan (including under any Awards then outstanding), and the number and kind of Common Shares subject to the limits set forth in Section 5 of this Plan, shall be equitably adjusted by the Committee to reflect any reorganization, reclassification, combination of shares, stock split, reverse stock split, spin-off, dividend or distribution of securities, property or cash (other than regular, quarterly cash dividends), or any other event or transaction that affects the number or kind of Common Shares of the Company outstanding. Such adjustment may be designed to comply with Section 425 of the Code or, except as otherwise expressly provided in Section 5(c) of this Plan, may be designed to treat the Common Shares available under the Plan and subject to Awards as if they were all outstanding on the record date for such event or transaction or to increase the number of such Common Shares to reflect a deemed reinvestment in Common Shares of the amount distributed to the Company’s security holders. The terms of any outstanding Award shall also be equitably adjusted by the Committee as to price, number or kind of Common Shares subject to such Award, vesting and other terms to reflect the foregoing events, which adjustments need not be uniform as between different Awards or different types of Awards.
In the event there shall be any other change in the number or kind of outstanding Common Shares, or any stock or other securities into which such Common Shares shall have been changed, or for which it shall have been exchanged, by reason of a change of control, other merger, consolidation or otherwise, then the Committee shall determine the appropriate and equitable adjustment to be effected. In addition, in the event of such change described in this paragraph, the Committee may accelerate the time or times at which any Award may be exercised and may provide for cancellation of such accelerated Awards that are not exercised within a time prescribed by the Committee in its sole discretion.
No right to purchase fractional shares shall result from any adjustment in Awards pursuant to this Section 12. In case of any such adjustment, the Common Shares subject to the Award shall be rounded down to the nearest whole share. The Company shall notify Participants holding Awards subject to any adjustments pursuant to this Section 12 of such adjustment, but (whether or not notice is given) such adjustment shall be effective and binding for all purposes of the Plan.

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / B-7

Exhibit B

13.    Qualifying Performance-Based Compensation
(a) General. The Committee may establish performance criteria and the level of achievement versus such criteria that shall determine the number of Common Shares, units, or the amount of cash to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to an Award, which criteria may be based on Qualifying Performance Criteria or other standards of financial performance and/or personal performance evaluations. In addition, the Committee may specify that an Award or a portion of an Award is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code, provided that the performance criteria for such Award or portion of an Award that is intended by the Committee to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be a measure based on one or more Qualifying Performance Criteria selected by the Committee and specified at the time the Award is granted. The Committee shall certify the extent to which any Qualifying Performance Criteria have been satisfied and the amount payable as a result thereof, prior to payment, settlement or vesting of any Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Any such Award shall be subject to the applicable individual award limits under Section 5(d). Notwithstanding satisfaction of any performance goals, the number of Common Shares issued under or the amount paid under an award may, to the extent specified in the Award Agreement, be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.
(b) Qualifying Performance Criteria. For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, segment, core or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee: (i) cash flow (before or after dividends) or cash from operations, (ii) earnings, profit or income measures or earnings per share, (iii) stock price (including, but not limited to, growth measures and total stockholder return), (iv) cost control measures, expense targets, productivity and ratios thereof, (v) improvement of financial ratings, (vi) return measures (including, but not limited to, return on assets, net assets, capital, investment, invested capital, equity, sales or revenue), (vii) market share, (viii) market capitalization, (ix) economic value added, (x) debt levels or reduction or leverage (debt to capital), (xi) revenue or revenue growth, (xii) balance sheet metrics, (xiii) operating margin, profit margin or other margin metrics, (xiv) return on operating revenue or operating ratio, (xv) successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships or other transactions, (xvi) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction, (xvii) operating revenue or efficiency, (xviii) bookings, (xix) backlog, (xx) customer metrics (including service, retention, profitability, satisfaction or customer contract terms), (xxi) working capital targets, (xxii) environmental, health and/or safety goals, and/or (xxiii) strategic initiatives or sustainability metrics (including, but not limited to, corporate governance, consumer advocacy, enterprise risk management, employee development and portfolio restructuring); provided that such business criteria shall include any derivations of business criteria listed above (e.g., income shall include pre-tax income, net income, operating income or other recognized derivation thereof). To the extent consistent with Section 162(m) of the Code, the Committee (A) shall appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to eliminate the effects of charges for restructurings, discontinued operations, any other unusual or infrequent items, and all items of gain, loss or expense determined to be extraordinary or unusual in nature or related to the acquisition or disposal of a segment of a business or formation of a joint venture or related to a change in accounting principle all as determined in accordance with standards established by the Financial Accounting Standards Board Accounting Standards Codification 225-20, Income Statement - Extraordinary and Unusual Items or other applicable or successor accounting provisions, as well as the cumulative effect of accounting changes, in each case as determined in accordance with generally accepted accounting principles or identified in the Company’s financial statements or notes to the financial statements, and (B) may appropriately adjust any evaluation of performance under Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law or other such laws or provisions affecting reported results and (iv) accruals for reorganization and restructuring programs.

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / B-8

Exhibit B

14.    Transferability
Unless the Committee provides otherwise, each Award may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by a Participant other than by will or the laws of descent and distribution, and each Option or Stock Appreciation Right shall be exercisable only by the Participant during his or her lifetime; provided, however, that a Participant may transfer an Award for no consideration to the Participant’s “family members” as defined in Form S-8 under the Securities Act of 1933. In no event shall Awards be transferable for value or consideration.
15.    Compliance with Laws and Regulations
This Plan, the grant, issuance, vesting, exercise and settlement of Awards hereunder, and the obligation of the Company to sell, issue or deliver Common Shares under such Awards, shall be subject to all applicable foreign, federal, state and local laws, rules and regulations, stock exchange rules and regulations, and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to register in a Participant’s name or deliver any Common Shares prior to the completion of any registration or qualification of such shares under any foreign, federal, state or local law or any ruling or regulation of any government body which the Committee shall determine to be necessary or advisable. To the extent the Company is unable to or the Committee deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Common Shares hereunder, the Company and its Subsidiaries shall be relieved of any liability with respect to the failure to issue or sell such Common Shares as to which such requisite authority shall not have been obtained. No Option shall be exercisable and no Common Shares shall be issued and/or transferable under any other Award unless a registration statement with respect to the Common Shares underlying such Option is effective and current or the Company has determined that such registration is unnecessary.
16.     Withholding
To the extent required by applicable federal, state, local or foreign law, a Participant shall be required to satisfy, in a manner satisfactory to the Company, any withholding tax obligations that arise by reason of an Option exercise, disposition of Common Shares issued under an Incentive Stock Option, the vesting of or settlement of an Award, an election pursuant to Section 83(b) of the Code or otherwise with respect to an Award. The Company and its Subsidiaries shall not be required to issue Common Shares, make any payment or to recognize the transfer or disposition of Common Shares until such obligations are satisfied. The Committee may provide for or permit the withholding obligations (at up to maximum statutory rates) to be satisfied through the mandatory or elective sale of Common Shares and/or by having the Company withhold a portion of the Common Shares that otherwise would be issued to a Participant upon exercise of the Option or the vesting or settlement of an Award, or by tendering Common Shares previously acquired. The Company shall also be authorized to deduct withholding taxes from a Participant’s other compensation or to make other arrangements to satisfy withholding tax obligations. The Company shall further be authorized to deduct from any payment under an Award or from a Participant’s other compensation any tax or social insurance payment imposed on the Company or Subsidiary in connection with such Award.
17.    Administration of the Plan
(a) Administration by Committee. The Plan shall be administered by the Compensation Committee of the Board or, in the absence of a Compensation Committee, or in the event the Compensation Committee is not properly constituted, by the Board itself. Any power of the Committee may also be exercised by the Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Securities Exchange Act of 1934 or cause an Award designated as a Performance Award not to qualify for treatment as performance-based compensation under Section 162(m) of the Code. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control. The Committee may by resolution authorize one or more officers of the Company to perform any or all things that the Committee is authorized and empowered to do or perform under the Plan, and for all purposes under this Plan, such officer or officers shall be treated as the Committee; provided, however, that the resolution so authorizing such officer or officers shall specify the total number of Awards (if any) such officer or officers may award pursuant to such delegated authority, and any such Award shall be subject to the form of Award Agreement theretofore approved by the Committee; provided, further, that no such officer shall have the authority to grant Awards to Nonemployee Directors or “executive officers”

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / B-9

Exhibit B

of the Company subject to Section 16 of the Securities Exchange Act of 1934. No such officer shall designate himself or herself as a recipient of any Awards granted under authority delegated to such officer. In addition, the Committee may delegate any or all aspects of the day-to-day administration of the Plan to one or more officers or employees of the Company or any Subsidiary, and/or to one or more agents.
(b) Powers of the Committee. Subject to the express provisions of this Plan, the Committee shall be authorized and empowered to do all things that it determines to be necessary or appropriate in connection with the administration of this Plan, including, without limitation: (i) to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein; (ii) to determine which persons are Participants, to which of such Participants, if any, Awards shall be granted hereunder and the timing of any such Awards; (iii) to grant Awards to Participants and determine the terms and conditions thereof, including the number of Common Shares subject to Awards and the exercise or purchase price of such Common Shares and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment or other service, the satisfaction of performance criteria, the occurrence of certain events (including events which constitute a change of control), or other factors; (iv) to establish and verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; (v) to prescribe and amend the terms of the agreements or other documents evidencing Awards made under this Plan (which need not be identical) and the terms of or form of any document or notice required to be delivered to the Company by Participants under this Plan; (vi) to determine the extent to which adjustments are required pursuant to Section 12; (vii) to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company; and (viii) to make all other determinations deemed necessary or advisable for the administration of this Plan.
(c) Determinations by the Committee. All decisions, determinations and interpretations by the Committee regarding the Plan, any rules and regulations under the Plan and the terms and conditions of or operation of any Award granted hereunder, shall be final and binding on all Participants, beneficiaries, heirs, assigns or other persons holding or claiming rights under the Plan or any Award. The Committee shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.
18.    Amendment of the Plan or Awards
(a) General. The Board may amend, alter or discontinue this Plan and the Committee may amend, or alter any agreement or other document evidencing an Award made under this Plan but, except as specifically provided for hereunder, no such amendment shall, without the approval of the stockholders of the Company (a) reduce the exercise price of outstanding Options or Stock Appreciation Rights as provided in Section 18(b), (b) reduce the price at which Options may be granted below the price provided for in Section 6, (c) increase the benefits accrued to any Participant, (d) increase the number of Common Shares available for issuance under the Plan, (e) modify the eligible classes of Participants under the Plan, (f) eliminate the minimum vesting requirements in Section 8(c) or allow the Committee to waive such requirements, or (g) otherwise amend the Plan in any manner requiring stockholder approval by law or under applicable listing requirements. No amendment or alteration to the Plan or an Award or Award Agreement shall be made which would impair the rights of the holder of an Award, without such holder’s consent, provided that no such consent shall be required if the Committee determines in its sole discretion and prior to the date of any change of control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard.
(b) No Repricing of Options or SARs. Notwithstanding any provision herein to the contrary, without stockholder approval, except in connection with a corporate transaction involving the Company (including, without limitation, a stock dividend, stock split, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other transaction contemplated by Section 12), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs, or cancel outstanding Options or SARs in exchange for cash, other Awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARS.

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / B-10

Exhibit B

19.    Miscellaneous
(a) No Liability of Company. The Company and any Subsidiary or affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant or any other person as to: (i) the non-issuance or sale of Common Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Common Shares hereunder; and (ii) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted hereunder.
(b) Non-Exclusivity of Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of restricted stock or stock options otherwise than under this Plan or an arrangement not intended to qualify under Code Section 162(m). Further, such arrangements may be either generally applicable or applicable only in specific cases.
(c) Governing Law. This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of Delaware and applicable federal law.
(d) No Right to Employment, Reelection or Continued Service. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Subsidiaries and/or its affiliates to terminate any Participant’s employment, service on the Board or service for the Company at any time or for any reason not prohibited by law, nor shall this Plan or an Award itself confer upon any Participant any right to continue his or her employment or service for any specified period of time. Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, any Subsidiary and/or its affiliates.
(e) Unfunded Plan. The Plan is intended to be an unfunded plan. Participants are and shall at all times be general creditors of the Company with respect to their Awards. If the Committee or the Company chooses to set aside funds in a trust or otherwise for the payment of Awards under the Plan, such funds shall at all times be subject to the claims of the creditors of the Company in the event of its bankruptcy or insolvency.
(f) Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with the provisions of laws in other countries in which the Company and its Subsidiaries operate or have employees, the Committee, in its sole discretion, shall have the power and authority to: (1) determine which employees that are subject to the tax laws of nations other than the United States are eligible to participate in the Plan, (2) modify the terms and conditions of any Awards granted to employees who are employed outside the United States, and (3) establish sub-plans, modified exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable in such foreign jurisdictions.
(g) Discretionary Nature of Benefit. The grant of Awards by the Committee is a one-time benefit and does not create any contractual or other right to receive a grant of an Award or any payment or benefit in lieu of an Award in the future. The Committee’s selection of an eligible employee to receive an Award in any year or at any time shall not require the Committee to consider or select such employee to receive an Award in any other year or at any other time. Further, the selection of an employee to receive one type of Award under the Plan does not require the Committee to select such employee to receive any other type of Award under the Plan. The Committee shall consider such factors it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards. Future grants, if any, will be made at the sole discretion of the Committee, including, but not limited to, the timing of any grant, the number of shares or units awarded or the value of any such Award, vesting and exercise provisions, exercise or grant price and any and all other terms and conditions governing such Awards.
(h) Voluntary Participation. Participation in the Plan is voluntary and the value of any Award is an extraordinary item of compensation outside the scope of a Participant’s employment contract or agreement, if any. As such, the Award is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy or end of service payments or benefits, bonuses, service or long-service awards, pension and / or retirement benefits, or any similar benefits or payments.

Celanese 2017 / Notice of Annual Meeting and Proxy Statement / B-11

Celanese

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. (EDT) on April 19, 2017 (April 17, 2017 for participants in the Celanese Americas Retirement Savings Plan). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. (EDT) on April 19, 2017 (April 17, 2017 for participants in the Celanese Americas Retirement Savings Plan). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E21417-P87975-Z69524 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CELANESE CORPORATION

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Jean S. Blackwell	☐	☐	☐
1b. Bennie W. Fowler	☐	☐	☐
1c. Kathryn M. Hill	☐	☐	☐
1d. David C. Parry	☐	☐	☐
1e. John K. Wulff	☐	☐	☐
2. Advisory vote to approve executive compensation.	☐	☐	☐

The Board of Directors recommends you vote 1 year on the following proposal:

	1 Year	**2 Years**	**3 Years**	**Abstain**
3. Advisory vote to approve say on pay frequency.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

	For	**Against**	**Abstain**
4. Ratification of the selection of KPMG LLP as our independent registered public accounting firm for 2017.	☐	☐	☐
5. Re-approval of the material terms of the 2009 Global Incentive Plan.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V.1.1

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	April 20, 2017
Time:	7:00 a.m., Eastern Daylight Saving Time
Place:	280 Vanderbilt Beach Road, Naples, FL 34108
Record Date:	You are entitled to attend the Annual Meeting and to vote if you were a stockholder as of the close of business on February 21, 2017.
Date of Mailing:	This Notice and the Proxy Statement are first being mailed or made available to stockholders on or about March 10, 2017.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and 2016 Annual Report are available at www.proxyvote.com.

E21418-P87975-Z69524

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby constitutes and appoints Christopher W. Jensen and James R. Peacock III, and each of them (collectively, the "Proxyholders"), his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of CELANESE CORPORATION to be held on Thursday, April 20, 2017 at 7:00 a.m. (EDT) at 280 Vanderbilt Beach Road, Naples, FL 34108, and at any adjournments thereof, on all matters coming before said meeting. You are encouraged to specify your choices by marking the appropriate boxes. SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxyholders cannot vote the shares unless you sign and return this card.

If you are a participant in the Celanese Americas Retirement Savings Plan (the "Plan") this card also constitutes voting instructions to the trustee for any shares held on your behalf under the Plan. The trustee will vote the shares as instructed. Your voting instructions must be received by April 17, 2017, to allow sufficient time for the trustee to vote the shares. If no voting instructions are provided, the trustee will vote the shares in the same proportion as shares to which voting instructions have been received, unless contrary to ERISA.

(Continued and to be signed on reverse side)

V.1.1